     As filed with the U.S. Securities and Exchange Commission on April 30, 2003
                                                      Registration No. 333-73082
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933  [_]
                      POST-EFFECTIVE AMENDMENT NO. 4 [X]

                            ------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                              (Exact name of trust)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of depositor)

                                    and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 19 [X]
                        (Check Appropriate Box or Boxes)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                           (Exact Name of Registrant)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)

                                ----------------

                             RONALD J. BOCAGE, ESQ.
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                             -----------------------

                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                 Foley & Lardner
                              3000 K Street, N.W.
                             Washington, D.C. 20007

                              --------------------

It is proposed that this filing become effective (check appropriate box)

        [_] immediately upon filing pursuant to paragraph (b) of Rule 485

        [X] on May 1, 2003 pursuant to paragraph (b) of Rule 485

        [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

        [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

        [_] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2003

                                for interests in
                     John Hancock Variable Life Account UV

                       Interests are made available under

                        VARIABLE ESTATE PROTECTION PLUS

    a flexible premium variable universal life survivorship insurance policy issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")
The policy provides an investment option with fixed rates of return declared by John Hancock and the following variable investment options:

------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION:                                UNDERLYING FUND MANAGED BY:
---------------------------                                ---------------------------
EQUITY OPTIONS:
 Equity Index..........................................    SSgA Funds Management, Inc.
 Large Cap Value.......................................    T. Rowe Price Associates, Inc.
 Large Cap Value CORE (SM).............................    Goldman Sachs Asset Management, L.P.
 Large Cap Growth......................................    Independence Investment LLC
 Large Cap Aggressive Growth...........................    Janus Capital Management, LLC
 Earnings Growth.......................................    Fidelity Management & Research Company
 Growth & Income.......................................    Independence Investment LLC and Putnam Investment Management, LLC
 Fundamental Value.....................................    Wellington Management Company, LLP
 Fundamental Growth....................................    Putnam Investment Management, LLC
 Mid Cap Value.........................................    T. Rowe Price Associates, Inc.
 Small/Mid Cap CORE (SM)...............................    Goldman Sachs Asset Management,L.P.
 Small/Mid Cap Growth..................................    Wellington Management Company, LLP
 Small Cap Value.......................................    T. Rowe Price Associates, Inc. and Wellington Management Company, LLP
 Small Cap Growth......................................    John Hancock Advisers, LLC
 Small Cap Emerging Growth.............................    Wellington Management Company, LLP
 AIM V.I. Premier Equity...............................    A I M Advisors, Inc.
 AIM V.I. Capital Development..........................    A I M Advisors, Inc.
 Fidelity VIP Contrafund (R)...........................    Fidelity Management & Research Company
 MFS Investors Growth Stock............................    MFS Investment Management(R)
 MFS Research..........................................    MFS Investment Management(R)
 International Equity Index............................    Independence Investment LLC
 International Opportunities...........................    T. Rowe Price International, Inc.
 Overseas Equity.......................................    Capital Guardian Trust Company
 Fidelity VIP Overseas.................................    Fidelity Management & Research Company
 Emerging Markets Equity...............................    Van Kampen (a registered trade name of Morgan Stanley Investment
                                                              Management Inc.)
 Janus Aspen Worldwide Growth..........................    Janus Capital Management, LLC
 Real Estate Equity....................................    RREEF America LLC and Van Kampen (a registered trade name of Morgan
                                                              Stanley Investment Management Inc.)
 Health Sciences.......................................    Wellington Management Company, LLP
 Financial Industries..................................    John Hancock Advisers, LLC
 Janus Aspen Global Technology.........................    Janus Capital Management, LLC
BALANCED OPTIONS:
 Managed...............................................    Independence Investment LLC and Capital Guardian Trust Company
BOND & MONEY MARKET OPTIONS:
 Short-Term Bond.......................................    Independence Investment LLC
 Bond Index............................................    Standish Mellon Asset Management Company LLC
 Active Bond...........................................    John Hancock Advisers, LLC
 Total Return Bond.....................................    Pacific Investment Management Company LLC
 High Yield Bond.......................................    Wellington Management Company, LLP
 Global Bond...........................................    Capital Guardian Trust Company
 Money Market..........................................    Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS



This prospectus is arranged in the following way:


   . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.


   . Behind the Summary of Benefits and Risks section is a section called "Fee
     Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.


   . Behind the Fee Tables section is a section called "Detailed Information."
     This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 11.


   . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 34.


   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.


After this prospectus ends, the prospectuses for the Series Funds begin. See page 13 of this prospectus for a brief description of the Series Funds.

                          SUMMARY OF BENEFITS AND RISKS


THE NATURE OF THE POLICY

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges . We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below),, or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans . This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     .  the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     .  minus all charges we deduct, and

     .  minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed beginning on page 23.

Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time . Generally, each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer account value between investment options.

----------------------------------------------------------------------------------------------------
                                           TRANSACTION FEES
----------------------------------------------------------------------------------------------------
       CHARGE                      WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE          Upon payment of premium              30% of Target Premiums paid in
                                                                    policy year 1
                                                                    15% of Target Premiums paid in
                                                                    policy years 2-5
                                                                    10% of Target Premiums paid in
                                                                    policy years 6-10
                                                                    4% of Target Premiums paid in
                                                                    policy years 11-20
                                                                    3% of Target Premiums paid in
                                                                    policy years 21 and thereafter
                                                                    3.5% of any premiums paid in
                                                                    excess of Target Premiums in
                                                                    Policy years 1-10
                                                                    3% of any premiums paid in
                                                                    excess of Target Premiums in
                                                                    policy year 11 and thereafter*
----------------------------------------------------------------------------------------------------
 PREMIUM TAX CHARGE            Upon payment of premium              2.35% of each premium paid
----------------------------------------------------------------------------------------------------
 DAC TAX CHARGE                Upon payment of premium              1.25% of each premium paid
----------------------------------------------------------------------------------------------------
 PREMIUM PROCESSING CHARGE     Upon payment of premium              1.25% of each premium paid**
----------------------------------------------------------------------------------------------------
 MAXIMUM PARTIAL               Upon making a partial withdrawal     $20
 WITHDRAWAL CHARGE
----------------------------------------------------------------------------------------------------

  * The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

 ** For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

------------------------------------------------------------------------------------------------------------------------------------
                                         PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         AMOUNT DEDUCTED
                                                             -----------------------------------------------------------------------
        CHARGE                 WHEN CHARGE IS DEDUCTED              GUARANTEED RATE                             CURRENT RATE
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE CHARGE:*
 MINIMUM CHARGE.........      Monthly                        $0.0001 per $1,000 of AAR                $0.0001 per $1,000 of AAR
 MAXIMUM CHARGE.........      Monthly                        $83.20 per $1,000 of AAR                 $54.74 per $1,000 of AAR
 CHARGE FOR REPRESEN-
 TATIVE INSURED PERSONS       Monthly                        $0.003 per $1,000 of AAR                 $0.003 per $1,000 of AAR
------------------------------------------------------------------------------------------------------------------------------------
 ISSUE CHARGE                 Monthly                        $55.55 only during policy year           $55.55 only during policy
                                                             1-5 plus 2c per 1,000 of Total           year 1-5 plus 2c per 1,000 of
                                                             Sum Insured at issue only during         Total Sum Insured at issue
                                                             policy years 1-3**                       only during policy years 1-3**
------------------------------------------------------------------------------------------------------------------------------------
 ADMINISTRATIVE CHARGE        Monthly                        $10 in all policy years plus 3c          $7.50 in all policy years plus
                                                             per $1,000 of Total Sum Insured          1c per $1,000 of Total Sum
                                                             at issue in all policy years             Insured at issue in policy
                                                                                                      years 1-10***
------------------------------------------------------------------------------------------------------------------------------------
 GUARANTEED MINIMUM           Monthly, starting in policy    3c per $1,000 of Basic Sum               1c per $1,000 of Basic Sum
 DEATH BENEFIT                year 11                        Insured at issue                         Insured at issue
 CHARGE****
------------------------------------------------------------------------------------------------------------------------------------
 ASSET-BASED RISK             Monthly                       .08% of account value                     .07% in policy years 1-15
 CHARGE*****                                                                                          for policies with Total Sum
                                                                                                      Insured at issue of less than
                                                                                                      $5 million
                                                                                                      .06% in policy years 1-15
                                                                                                      for policies with Total Sum
                                                                                                      Insured at issue of $5
                                                                                                      million - $15 million
                                                                                                      .06% in policy years 1-15
                                                                                                      for policies with Total Sum
                                                                                                      Insured at issue of $15
                                                                                                      million or more
                                                                                                      .01% in policy years 16 and
                                                                                                      thereafter, regardless of
                                                                                                      Total Sum Insured at issue
------------------------------------------------------------------------------------------------------------------------------------

   * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in policy year 25 for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk with a $500,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock representative.

  ** The second part of this charge is guaranteed not to exceed $200.

 *** For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

**** This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

***** This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.


--------------------------------------------------------------------------------------------------------------------------
                                                       RIDER CHARGES
--------------------------------------------------------------------------------------------------------------------------
             CHARGE                      WHEN CHARGE IS DEDUCTED                         AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
OPTIONAL ENHANCED CASH VALUE             Upon payment of premium         2% of all premiums paid in the first policy year
  RIDER                                                                  up to the Target Premium
--------------------------------------------------------------------------------------------------------------------------
POLICY SPLIT OPTION RIDER                Monthly                         3c per $1,000 of current Total Sum Insured
--------------------------------------------------------------------------------------------------------------------------
FOUR YEAR TERM RIDER*
  MINIMUM CHARGE....................     Monthly                         $0.004 per $1,000 of Term Death Benefit
  MAXIMUM CHARGE....................     Monthly                         $0.02 per $1,000 of Term Death Benefit
  CHARGE FOR REPRESENTATIVE INSURED
  PERSONS...........................     Monthly                         $0.005 per $1,000 of Term Death Benefit
--------------------------------------------------------------------------------------------------------------------------


    * The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.


The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses.

--------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES               MINIMUM         MAXIMUM
--------------------------------------------------------------------------------
RANGE OF EXPENSES WITHOUT TAKING ACCOUNT OF CERTAIN       0.23%           3.45%
REIMBURSEMENT ARRANGEMENTS
--------------------------------------------------------------------------------
RANGE OF EXPENSES AFTER TAKING ACCOUNT OF CERTAIN         0.23%           1.60%*
REIMBURSEMENT ARRANGEMENTS
--------------------------------------------------------------------------------

    * Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. The following table lists the JHVST funds that are underlying funds of this prospectus and that are subject to such reimbursement agreements. See the prospectuses for the Series Funds for information on other reimbursement or waiver arrangements affecting the funds.

The next table describes fund level fees and expenses for each of the funds. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL FUND                     TOTAL FUND
                                                 DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                    INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                    MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
            FUND NAME                   FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I  (NOTE 1):
-------------------------------------------------------------------------------------------------------------------------------
Equity Index.....................      0.13%           N/A             0.10%           0.23%          0.00%           0.23%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value..................      0.75%           N/A             0.08%           0.83%          0.00%           0.83%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value CORE (SM)........      0.74%           N/A             0.23%           0.97%          0.13%           0.84%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth.................      0.79%           N/A             0.08%           0.87%          0.00%           0.87%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth......      0.87%           N/A             0.11%           0.98%          0.01%           0.97%
-------------------------------------------------------------------------------------------------------------------------------
Earnings Growth*.................      0.95%           N/A             0.09%           1.04%          0.00%           1.04%
-------------------------------------------------------------------------------------------------------------------------------
Growth & Income..................      0.67%           N/A             0.08%           0.75%          0.00%           0.75%
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Value................      0.77%           N/A             0.08%           0.85%          0.00%           0.85%
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth...............      0.90%           N/A             0.26%           1.16%          0.16%           1.00%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value....................      1.10%           N/A             0.10%           1.20%          0.00%           1.20%
-------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE (SM)..........      1.05%           N/A             0.25%           1.30%          0.15%           1.15%
-------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth.............      0.97%           N/A             0.10%           1.07%          0.00%           1.07%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value..................      0.95%           N/A             0.09%           1.04%          0.00%           1.04%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth.................      1.05%           N/A             0.08%           1.13%          0.00%           1.13%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth*.......      1.05%           N/A             0.14%           1.19%          0.04%           1.15%
-------------------------------------------------------------------------------------------------------------------------------
International Equity Index.......      0.18%           N/A             0.28%           0.46%          0.18%           0.28%
-------------------------------------------------------------------------------------------------------------------------------
International Opportunities......      1.14%           N/A             0.41%           1.55%          0.31%           1.24%
-------------------------------------------------------------------------------------------------------------------------------
Overseas Equity*.................      1.05%           N/A             0.40%           1.45%          0.30%           1.15%
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity..........      1.50%           N/A             1.95%           3.45%          1.85%           1.60%
-------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity...............      0.98%           N/A             0.09%           1.07%          0.00%           1.07%
-------------------------------------------------------------------------------------------------------------------------------
Health Sciences..................      1.00%           N/A             0.35%           1.35%          0.25%           1.10%
-------------------------------------------------------------------------------------------------------------------------------
Financial Industries.............      0.80%           N/A             0.10%           0.90%          0.00%           0.90%
-------------------------------------------------------------------------------------------------------------------------------
Managed..........................      0.68%           N/A             0.08%           0.76%          0.00%           0.76%
-------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond..................      0.60%           N/A             0.08%           0.68%          0.00%           0.68%
-------------------------------------------------------------------------------------------------------------------------------
Bond Index.......................      0.14%           N/A             0.11%           0.25%          0.01%           0.24%
-------------------------------------------------------------------------------------------------------------------------------
Active Bond......................      0.61%           N/A             0.08%           0.69%          0.00%           0.69%
-------------------------------------------------------------------------------------------------------------------------------
Total Return Bond................      1.10%           N/A             0.10%           1.20%          0.00%           1.20%
-------------------------------------------------------------------------------------------------------------------------------
High Yield Bond..................      0.80%           N/A             0.16%           0.96%          0.06%           0.90%
-------------------------------------------------------------------------------------------------------------------------------
Global Bond......................      0.85%           N/A             0.16%           1.01%          0.06%           0.95%
-------------------------------------------------------------------------------------------------------------------------------
Money Market.....................      0.25%           N/A             0.07%           0.32%          0.00%           0.32%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS -
 SERIES I SHARES:
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund.....      0.61%           N/A             0.24%           0.85%          0.00%           0.85%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS -
 SERIES II SHARES:
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development
 Fund............................      0.75%          0.25%            0.39%           1.39%          0.00%           1.39%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL FUND                     TOTAL FUND
                                                 DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                    INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                    MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
            FUND NAME                   FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS
 FUND - SERVICE CLASS:
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas.........     0.73%          0.10%            0.17%           1.00%          0.00%           1.00%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND
 II - SERVICE CLASS:
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)....     0.58%          0.10%            0.10%           0.78%          0.00%           0.78%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST
 - INITIAL CLASS SHARES
 (NOTE 2):
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock....     0.75%           N/A             0.13%           0.88%          0.00%           0.88%
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Research..................     0.75%           N/A             0.12%           0.87%          0.00%           0.87%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES - SERVICE
 SHARES CLASS (NOTE 3):
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth.....     0.65%          0.25%            0.05%           0.95%          0.00%           0.95%
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology....     0.65%          0.25%            0.07%           0.97%          0.00%           0.97%
-------------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreement with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. Percentages shown for the Large Cap Growth and Small/Mid Cap CORE(SM) funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2002, were in effect for all of 2002. Percentages shown for the Small Cap Emerging Growth fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2003, was in effect for all of 2002. The percentages shown for the Mid Cap Value and Total Return Bond funds are estimates because the funds were not in operation prior to the date of this prospectus. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and the operating expenses and average daily net assets of the fund's predecessor during 2002. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

     * Earnings Growth was formerly "Multi Cap Growth," Small Cap Emerging Growth was formerly "Small Cap Equity" and Overseas Equity was formerly "Global Balanced."

(2) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.87% for MFS Investors Growth Stock, 0.86% for MFS Research and 1.04% for MFS New Discovery.

(3) Percentages shown for the Janus Aspen funds are based upon expenses for the year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangement.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Description of John Hancock..................................................           13
Description of John Hancock Variable Life Account UV.........................           13
Description of the Underlying Funds..........................................           13
 Voting privileges that you will have........................................           14
 Changes we can make to a Series Fund or the Account.........................           14
The Fixed Investment Option..................................................           14
Premiums.....................................................................           15
 Planned Premiums............................................................           15
 Minimum premium payments....................................................           15
 Maximum premium payments....................................................           15
 Ways to pay premiums........................................................           15
 Processing premium payments.................................................           16
Lapse and reinstatement......................................................           16
 Guaranteed minimum death benefit feature....................................           16
The Death Benefit............................................................           17
 Limitations on payment of death benefit.....................................           18
 Basic Sum Insured vs. Additional Sum Insured................................           18
 The minimum insurance amount................................................           18
 When the younger insured person reaches 100.................................           19
 Requesting an increase in coverage..........................................           19
 Requesting a decrease in coverage...........................................           19
 Change of death benefit option..............................................           19
 Effective date of certain policy transactions...............................           19
 Tax consequences of coverage changes........................................           19
 Your beneficiary............................................................           19
 Ways in which we pay out policy proceeds....................................           20
 Changing a payment option...................................................           20
 Tax impact of payment option chosen ........................................           20
The Account Value............................................................           20
 Commencement of investment performance......................................           20
 Allocation of future premium payments.......................................           21
 Transfers of existing account value.........................................           21
 Dollar cost averaging.......................................................           21
Surrender and Partial Withdrawals............................................           22
 Full surrender..............................................................           22
 Partial withdrawals.........................................................           22

CONTENTS OF THIS SECTION                                                        BEGINNING ON PAGE
Policy loans.................................................................          22
 Repayment of policy loans...................................................          22
 Effects of policy loans.....................................................          23
Description of Charges at the Policy Level...................................          23
 Deductions from premium payments............................................          23
 Deductions from account value...............................................          23
 Additional information about how certain policy charges work................          24
 Other charges we could impose in the future.................................          25
Description of Charges at the Fund Level.....................................          25
Other Policy Benefits, Rights and Limitations................................          26
 Optional benefit riders you can add.........................................          26
 Policy split option rider...................................................          26
 Optional enhanced cash value rider..........................................          26
 Four year term rider........................................................          26
 Variations in policy terms..................................................          26
 Procedures for issuance of a policy.........................................          26
 Changes that we can make as to your policy..................................          27
 The owner of the policy.....................................................          28
 Policy cancellation right...................................................          28
 Reports that you will receive...............................................          28
 Assigning your policy.......................................................          29
 When we pay policy proceeds.................................................          29
 How you communicate with us.................................................          29
Tax considerations...........................................................          31
 General.....................................................................          31
 Policy proceeds.............................................................          31
 Other policy distributions..................................................          31
 Diversification rules and ownership of the Account..........................          32
 7-pay premium limit.........................................................          32
 Corporate and H.R. 10 plans.................................................          33
Legal matters................................................................          33
Financial Statements Reference...............................................          33
Registration statement filed with the SEC....................................          33
Accounting and actuarial experts.............................................          33

DESCRIPTION OF JOHN HANCOCK

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2002, our assets were approximately $88 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUNDS

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), and the Janus Aspen Series (Service Shares Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all the other funds, you should consult the appropriate Series Fund prospectus to determine whether the entity shown on page 1 is the investment advisor or a sub-investment advisor.

     Each Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 16).

Minimum premium payments

     Each premium payment must be at least $100.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 30. Also, we may refuse to accept any amount of an additional premium if:

     .  that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .  by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .  if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "The Death Benefit" below). The feature guarantees that your Basic Sum Insured will not lapse , regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "The Death Benefit" on page
          17), and

     . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. The term monthly deduction date is defined on page 27. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "The Death Benefit" below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "The Death Benefit" below).

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

THE DEATH BENEFIT

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below),, or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 30).

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. The guideline premium and cash value corridor test cannot be elected if Option M is chosen as the death benefit option. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

     As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 30). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

     If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" on page 19.

Requesting a decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured, but only if:

     .    the remaining Total Sum Insured will be at least $250,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of certain policy transactions" on page 19.

Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

     .    Total Sum Insured decreases

     .    Additional Sum Insured increases

     . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 19)

Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 30 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .    Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .    Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .    Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 23. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 23.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 24. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of variable investment options. Transfers under the dollar cost averaging program would not be counted toward any such limit.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

     .  You can only make such a transfer once in each policy year.

     . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

     .  The most you can transfer at any one time is the greater of (i) $500
        (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

     The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-732-5543.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 23). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "The Death Benefit" on page 17 and under the guaranteed minimum death benefit feature (see page 16)). Under Option A , such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 16. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and Reinstatement on page XX.) The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

     The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in the policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.


     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.


If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of teh day we receive the repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 30).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

.. Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

.. DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

.. Premium processing charge - A charge to help defray our administrative costs.
  This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

.. Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

.. Optional enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

.. Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

.. Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

.. Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

.. Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

.. Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentage is .0083%, regardless of the Total Sum Insured at issue. ( That monthly percentage equates to an effective annual percentage of .10%.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

.. Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

.. Policy split option rider charge - A monthly charge if this rider is elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

.. Optional benefits charge - Monthly charges for certain other optional insurance benefits added to the policy by means of a rider (see "Optional benefit riders you can add" on page 26.

.. Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 30.)

Method of deduction

     We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 8, 9 and 10) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

     The figures for the funds shown in the tables on pages 8, 9 and 10 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2002, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

Policy split option rider

     At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Optional enhanced cash value rider

     If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 23. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Four year term rider

     This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 25. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 27).

     The policy will take effect only if all of the following conditions are satisfied:

     .  The policy is delivered to and received by the applicant.

     .  The Minimum Initial Premium is received by us.

     . Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     .  Combining or removing investment options

     .  Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     .  Determine when and how much you invest in the various investment options

     .  Borrow or withdraw amounts you have in the investment options

     .  Change the beneficiary who will receive the death benefit

     .  Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . John Hancock at one of the addresses shown on the back cover of this prospectus, or

     .  the John Hancock representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .  surrenders or partial withdrawals

     .  change of death benefit option

     .  increase or decrease in Total Sum Insured

     .  change of beneficiary

     .  election of payment option for policy proceeds

     .  tax withholding elections

     .  election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     .  loans

     .  transfers of account value among investment options

     .  change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, if you have elected the Long-Term Care Acceleration Rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Section 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

     The financial statements of John Hancock and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of the Account at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of John Hancock.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                   PAGE

Account .............................................  13
account value .......................................   3
Additional Sum Insured ..............................  17
asset-based risk charge .............................  24
attained age ........................................  24
Basic Sum Insured ...................................  17
beneficiary .........................................  19
business day ........................................  14
changing Option A or B ..............................  19
changing the Total Sum Insured ......................  19
charges .............................................  23
Code ................................................  31
cost of insurance rates .............................  23
date of issue .......................................  27
death benefit .......................................   3
deductions ..........................................  23
dollar cost averaging ...............................  21
expenses of the Series Funds ........................  25
fixed investment option .............................  14
full surrender ......................................  22
fund ................................................  13
grace period ........................................  16
guaranteed minimum death benefit ....................  16
Guaranteed Minimum Death Benefit Premium ............  17
insurance charge ....................................  23
insured person ......................................   3
investment options ..................................   1
John Hancock ........................................  13
lapse ...............................................  16
loan ................................................  22
loan interest .......................................  22
maximum premiums ....................................  15
minimum insurance amount ............................  18
Minimum Initial Premium .............................  27
minimum premiums ....................................  15
modified endowment ..................................  32
monthly deduction date ..............................  27
Option A; Option B ..................................   3
optional rider benefits .............................  26
optional benefits charge ............................  24
owner ...............................................  28
partial withdrawal ..................................  22
partial withdrawal charge ...........................  24
payment options .....................................  20
Planned Premium .....................................  15
policy anniversary ..................................  27
policy split option .................................  26
policy year .........................................  27
premium; premium payment ............................   3
prospectus ..........................................   2
receive; receipt ....................................  30
reinstate; reinstatement ............................  16
sales charge ........................................  23
SEC .................................................  13
Separate Account UV .................................  13
Series Funds ........................................  13
Servicing Office ............................  Back Cover
special loan account ................................  22
subaccount ..........................................  13
surrender ...........................................   3
surrender value .....................................   3
Target Premium ......................................  23
tax considerations ..................................  31
telephone transfers .................................  30
Total Sum Insured ...................................  17
transfers of account value ..........................  21
variable investment options .........................  13
we; us ..............................................  13
withdrawal ..........................................  22
withdrawal charge ...................................  24
you; your ...........................................  28

     In addition to this prospectus, John Hancock has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about John Hancock and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                          JOHN HANCOCK SERVICING OFFICE
                          -----------------------------

                       EXPRESS DELIVERY              MAIL DELIVERY
                       ----------------              -------------
                     529 Main Street (X-4)            P.O. Box 111
                     Charlestown, MA 02129          Boston, MA 02117

                            PHONE:                        FAX:
                            ------                        ----
                        1-800-732-5543               1-617-886-3048

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File No. 811-7766

                      Statement of Additional Information
                               dated May 1, 2003
                                for interests in

              John Hancock Variable Life Account UV ("Registrant")
                       Interests are made available under

                        VARIABLE ESTATE PROTECTION PLUS
    a flexible premium variable universal life survivorship insurance policy issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("John Hancock")

                        ("John Hancock" or "Depositor")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a John Hancock representative or by contacting the John Hancock Servicing Office at the telephone number or address shown on the back cover of this SAI.



                               TABLE OF CONTENTS





Contents of this SAI                                         Beginning on page
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers . . . . . . . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            2
Financial Statements of Registrant and Depositor. . . . .            4

Description of the Depositor

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is John Hancock Life Insurance Company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock is authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2002, John Hancock's assets were approximately $88 billion.

  John Hancock is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. John Hancock is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. John Hancock is required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which John Hancock is subject, however, does not provide a guarantee as to such matters.

Description of the Registrant

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account UV (the "Account"), a separate account established by John Hancock under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock.

  The Account's assets are John Hancock's property. Each policy provides that amounts John Hancock holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against John Hancock.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services Provided by John Hancock and Affliates

  The administration of all policies issued by John Hancock and of all registered separate accounts organized by John Hancock is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither John Hancock nor the separate accounts are assessed any charges for such services.

Other Service Providers

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant at December 31, 2002 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Principal Underwriter and Distributor

  Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through the prospectus to which this SAI relates. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and John Hancock. John Hancock pay compensation to these broker-dealers for promoting, marketing and selling John Hancock products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

   . 87.75% of the Target Premium paid in the first policy year plus 5.85% of any excess premium payments,

   . 5% of the Target Premium paid in each of policy years 2 through 4 plus 3% of any excess premium payments, and

   . 3% of all premiums paid in policy years 5 through 10.

  In situations where the broker-dealer provides some or all of the additional marketing services required, John Hancock pays an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, John Hancock may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, John Hancock may pay additional compensation to broker-dealers or financial institutions as part of special sales promotions.

  Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

   . 89% of the Target Premium paid in the first policy year, 10% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,

   . 5.89% of any premium paid in the first policy year in excess of the Target Premium, and

   . 3% to 3.25% of any premium paid in any other policy year in excess of the Target Premium.

  Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, Signator, at its expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

  John Hancock offers these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

  John Hancock reimburses Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  The aggregate dollar amount paid to Signator by John Hancock for each of the last three years is as follows:


2002 . . .       $15,929,557
2001 . . .       $15,034,580
2000 . . .       $29,888,062

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (the Company) as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2002. Our audits also included the financial statement schedules listed in the Index at Item 15(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and other intangible assets and in 2001 the Company changed its method of accounting for its employee pension plan and postretirement health and welfare plans and derivatives.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 14, 2003

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS



                                                              December 31
                                                          --------------------
                                                            2002        2001
                                                          ---------  -----------
                                                             (in millions)
Assets
Investments - Notes 3 and 5
Fixed maturities:
 Held-to-maturity-at amortized cost
  (fair value: 2002-$1,777.2; 2001-$1,908.2). . . . . .   $ 1,727.0   $ 1,923.5
 Available-for-sale-at fair value
 (cost: 2002-$41,206.5; 2001-$35,778.0) . . . . . . . .    42,046.3    36,072.1
Equity securities:
 Available-for-sale-at fair value
 (cost: 2002-$307.5; 2001-$433.1) . . . . . . . . . . .       349.6       562.3
 Trading securities-at fair value
  (cost: 2002-$0.3; 2001-$2.7). . . . . . . . . . . . .         0.7         1.4
Mortgage loans on real estate . . . . . . . . . . . . .    10,296.5     9,667.0
Real estate . . . . . . . . . . . . . . . . . . . . . .       255.3       380.4
Policy loans. . . . . . . . . . . . . . . . . . . . . .     2,014.2     1,927.0
Short-term investments. . . . . . . . . . . . . . . . .       137.3        78.6
Other invested assets . . . . . . . . . . . . . . . . .     2,839.1     1,676.9
                                                          ---------   ---------
 Total Investments. . . . . . . . . . . . . . . . . . .    59,666.0    52,289.2
Cash and cash equivalents . . . . . . . . . . . . . . .       897.0     1,025.3
Accrued investment income . . . . . . . . . . . . . . .       743.2       745.9
Premiums and accounts receivable. . . . . . . . . . . .       114.1       117.2
Deferred policy acquisition costs . . . . . . . . . . .     3,352.6     3,186.3
Reinsurance recoverable - Note 10 . . . . . . . . . . .     2,958.9     2,464.3
Other assets. . . . . . . . . . . . . . . . . . . . . .     2,660.3     2,298.4
Separate account assets . . . . . . . . . . . . . . . .    17,414.9    18,998.1
                                                          ---------   ---------
 Total Assets . . . . . . . . . . . . . . . . . . . . .   $87,807.0   $81,124.7
                                                          =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                             December 31,
                                                         --------------------
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $34,233.8   $29,715.0
Policyholders' funds . . . . . . . . . . . . . . . . .    22,571.0    20,530.3
Consumer notes - Note 8. . . . . . . . . . . . . . . .       290.2          --
Unearned revenue . . . . . . . . . . . . . . . . . . .       368.9       346.0
Unpaid claims and claim expense reserves . . . . . . .       160.7       203.8
Dividends payable to policyholders . . . . . . . . . .       463.0       472.8
Short-term debt - Note 8 . . . . . . . . . . . . . . .        99.5       124.6
Long-term debt - Note 8. . . . . . . . . . . . . . . .       703.9       661.7
Income taxes - Note 6. . . . . . . . . . . . . . . . .       925.0       803.9
Other liabilities. . . . . . . . . . . . . . . . . . .     4,397.3     3,632.5
Separate account liabilities . . . . . . . . . . . . .    17,414.9    18,998.1
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    81,628.2    75,488.7
Minority interest - Note 9 . . . . . . . . . . . . . .         7.3        28.8
Commitments and contingencies - Note 12
Shareholder's Equity - Note 13
Common stock, $10,000 par value; 1,000 shares
  authorized and outstanding . . . . . . . . . . . . .        10.0        10.0
Additional paid in capital . . . . . . . . . . . . . .     4,763.2     4,763.4
Retained earnings. . . . . . . . . . . . . . . . . . .       956.1       608.2
Accumulated other comprehensive income . . . . . . . .       442.2       225.6
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     6,171.5     5,607.2
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $87,807.0   $81,124.7
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                 Years Ended December 31,
                                               ------------------------------
                                                 2002       2001        2000
                                               ---------  ---------  ----------
                                                       (in millions)
Revenues
 Premiums. . . . . . . . . . . . . . . . . .   $1,984.2   $2,351.9    $2,390.7
 Universal life and investment-type product
  charges. . . . . . . . . . . . . . . . . .      606.0      600.8       591.4
 Net investment income - Note 3. . . . . . .    3,581.0    3,646.2     3,563.9
 Net realized investment and other gains
  (losses), net of related amortization of
  deferred policy acquisition costs, amounts
  credited to participating pension
  contractholders and the policyholder
  dividend obligation ($(74.2), $(4.1), and
  $11.6, respectively) - Notes 1, 3 and 14 .     (450.5)    (245.8)       78.3
 Investment management revenues, commissions
  and other fees . . . . . . . . . . . . . .      507.6      585.1       746.5
 Other revenue . . . . . . . . . . . . . . .      241.5      185.8         3.4
                                               --------   --------    --------
   Total revenues. . . . . . . . . . . . . .    6,469.8    7,124.0     7,374.2

Benefits and expenses
 Benefits to policyholders, excluding amounts
  related to net realized investment and
  other gains (losses) credited to
  participating pension contractholders and
  the policyholder dividend obligation
  ($(35.3), $25.3, and $21.0, respectively) -
  Notes 1, 3 and 14. . . . . . . . . . . . .    3,805.2    4,328.1     4,247.4
 Other operating costs and expenses. . . . .    1,227.5    1,227.8     1,288.8
 Amortization of deferred policy acquisition
  costs, excluding amounts related to net
  realized investment and other gains
  (losses) ($(38.9) $(29.4) and $(9.4),
  respectively) - Notes 1, 3 and 14. . . . .      313.4      249.0       187.1
 Dividends to policyholders. . . . . . . . .      556.2      551.7       539.2
 Demutualization expenses. . . . . . . . . .         --         --        10.6
                                               --------   --------    --------
   Total benefits and expenses . . . . . . .    5,902.3    6,356.6     6,273.1
                                               --------   --------    --------
Income before income taxes and cumulative
 effect of accounting changes. . . . . . . .      567.5      767.4     1,101.1
Income taxes - Note 6. . . . . . . . . . . .      108.6      200.7       308.9
                                               --------   --------    --------
Income before cumulative effect of accounting
 changes . . . . . . . . . . . . . . . . . .      458.9      566.7       792.2
Cumulative effect of accounting changes, net
 of income tax - Note 1. . . . . . . . . . .         --        7.2          --
                                               --------   --------    --------
Net income . . . . . . . . . . . . . . . . .   $  458.9      573.9    $  792.2
                                               ========   ========    ========



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                         Accumulated
                                Additional                  Other          Total
                        Common   Paid In    Retained    Comprehensive  Shareholder's   Outstanding
                        Stock    Capital    Earnings    Income (Loss)     Equity         Shares
                        ------  ----------  ----------  -------------  -------------  -------------
                                         (in millions, except for share amounts)
Balance at January 1,
 2000 . . . . . . . .      --         --    $ 4,352.5      $  5.4        $4,357.9            --
 Demutualization
  transaction . . . .   $10.0   $4,722.1     (4,394.4)                      337.7         1,000
 Comprehensive income:
   Net income before
    demutualization .                            41.9                        41.9
   Net income after
    demutualization .                           750.3                       750.3
                                            ---------                    --------
    Net income. . . .                           792.2                       792.2
 Other comprehensive
  income, net of tax:
   Net unrealized
    investment gains.                                        54.6            54.6
   Foreign currency
    translation
    adjustment. . . .                                        (1.5)           (1.5)
   Minimum pension
    liability . . . .                                         8.2             8.2
                                                                         --------
 Comprehensive income                                                       853.5
 Capital contributions
  from parent company               42.5                                     42.5
 Dividend paid to
  parent company. . .                          (466.0)                     (466.0)
                        -----   --------    ---------      ------        --------         -----
Balance at December
 31, 2000 . . . . . .    10.0    4,764.6        284.3        66.7         5,125.6         1,000

 Demutualization
  transaction . . . .               (1.2)                                    (1.2)
 Comprehensive income:
    Net income. . . .                           573.9                       573.9
   Other comprehensive
    income, net of
    tax:
    Net unrealized
     investment losses                                      (81.1)          (81.1)
    Foreign currency
     translation
     adjustment . . .                                         1.0             1.0
    Minimum pension
     liability. . . .                                        15.2            15.2
    Cash flow hedges.                                        (3.8)           (3.8)
                                                                         --------
 Comprehensive income                                                       505.2
 Dividend paid to
  parent company. . .                          (250.0)                     (250.0)
 Change in accounting
  principles. . . . .                                       227.6           227.6
                        -----   --------    ---------      ------        --------         -----
Balance at December
 31, 2001 . . . . . .    10.0    4,763.4        608.2       225.6         5,607.2         1,000

 Demutualization
  transaction . . . .               (0.2)                                    (0.2)
 Comprehensive income:
   Net income . . . .                           458.9                       458.9
 Other comprehensive
  income, net of tax:
    Net unrealized
     investment gains                                        65.7            65.7
    Minimum pension
     liability. . . .                                       (24.4)          (24.4)
    Cash flow hedges.                                       175.3           175.3
                                                                         --------
 Comprehensive income                                                       675.5
 Dividends paid to
  parent company. . .                          (111.0)                     (111.0)
                        -----   --------    ---------      ------        --------         -----
Balance at December
 31, 2002 . . . . . .   $10.0   $4,763.2        956.1      $442.2        $6,171.5         1,000
                        =====   ========    =========      ======        ========         =====



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                              Years Ended December 31,
                                         -----------------------------------
                                            2002         2001         2000
                                         -----------  -----------  ------------
                                                    (in millions)
Cash flows from operating activities:
Net income . . . . . . . . . . . . . .   $    458.9   $    573.9    $   792.2
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
   Amortization of discount - fixed
    maturities . . . . . . . . . . . .        (78.3)      (134.0)      (102.9)
   Net realized investment and other
    (gains) losses . . . . . . . . . .        450.5        245.8        (78.3)
   Change in deferred policy
    acquisition costs. . . . . . . . .       (194.1)      (204.0)      (235.4)
   Depreciation and amortization . . .         47.4         72.1         78.8
   Net cash flows from trading
    securities . . . . . . . . . . . .          0.7          0.2         (0.1)
   Decrease (increase) in accrued
    investment income. . . . . . . . .          2.7        (46.5)       (89.8)
   Decrease in premiums and accounts
    Receivable . . . . . . . . . . . .          3.1         11.8          8.4
   Increase in other assets and other
    liabilities, net . . . . . . . . .       (308.4)      (263.5)      (464.5)
   Increase in policy liabilities and
    accruals, net. . . . . . . . . . .      2,086.8      2,323.7      1,798.1
   Increase (decrease) in income taxes         (2.7)       195.4        336.7
                                         ----------   ----------    ---------
    Net cash provided by operating
     activities. . . . . . . . . . . .      2,466.6      2,774.9      2,043.2
Cash flows used in investing
 activities:
 Sales of:
   Fixed maturities available-for-sale      4,897.1     16,058.9      4,360.5
   Equity securities available-for-sale       316.4        614.6        669.9
   Real estate . . . . . . . . . . . .        127.7         53.8         59.8
   Short-term investments and other
    invested assets. . . . . . . . . .        458.7        113.4         81.5
 Maturities, prepayments and scheduled
  redemptions of:
   Fixed maturities held-to-maturity .        214.2        241.8      1,807.2
   Fixed maturities available-for-sale      2,720.1      3,087.0      1,490.0
   Short-term investments and other
    invested assets. . . . . . . . . .        149.3        168.4        418.8
   Mortgage loans on real estate . . .      1,520.6      1,342.0      1,447.4
 Purchases of:
   Fixed maturities held-to-maturity .        (27.6)       (66.7)    (2,092.4)
   Fixed maturities available-for-sale    (12,984.7)   (26,321.9)    (6,961.4)
   Equity securities available-for-sale       (90.9)      (285.8)      (425.3)
   Real estate . . . . . . . . . . . .         (8.1)       (52.8)       (58.7)
   Short-term investments and other
    invested assets. . . . . . . . . .     (1,369.2)      (448.5)      (784.8)
 Mortgage loans on real estate issued.     (2,036.5)    (1,204.5)    (1,499.9)
 Net cash (paid) received related to
  acquisition/sale of businesses . . .           --        (28.2)       141.3
 Other, net. . . . . . . . . . . . . .        (99.7)       177.4        (25.7)
                                         ----------   ----------    ---------
    Net cash used in investing
     activities. . . . . . . . . . . .   $ (6,212.6)  $ (6,551.1)   $(1,371.8)



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                               Years Ended December 31,
                                           ---------------------------------
                                             2002        2001         2000
                                           ----------  ----------  ------------
                                                     (in millions)
Cash flows from financing activities:
 Issuance of common stock. . . . . . . .          --          --         10.0
 Contribution from Parent. . . . . . . .          --          --      1,552.0
 Payments to eligible policyholders under
  Plan of Reorganization                          --          --     (1,076.7)
 Dividend paid to parent company . . . .   $  (111.0)  $  (250.0)      (466.0)
 Universal life and investment-type
  contract deposits. . . . . . . . . . .     8,999.4    10,520.3      7,918.2
 Universal life and investment-type
  contract maturities and withdrawals. .    (5,505.4)   (8,271.8)    (7,034.2)
 Issuance of consumer notes. . . . . . .       290.2          --           --
 Issuance of short-term debt . . . . . .        92.8       105.4           --
 Issuance of long-term debt. . . . . . .        20.0         6.5         20.0
 Repayment of short-tem debt . . . . . .      (110.6)      (23.0)           -
 Repayment of long-term debt . . . . . .       (57.7)      (29.9)       (73.2)
 Net decrease in commercial paper. . . .          --      (222.3)      (158.2)
                                           ---------   ---------    ---------
 Net cash provided by financing
  activities . . . . . . . . . . . . . .     3,617.7     1,835.2        691.9
                                           ---------   ---------    ---------
 Net (decrease) increase in cash and cash
  equivalents. . . . . . . . . . . . . .      (128.3)   (1,941.0)     1,363.3
Cash and cash equivalents at beginning of
 year. . . . . . . . . . . . . . . . . .     1,025.3     2,966.3      1,603.0
                                           ---------   ---------    ---------
Cash and cash equivalents at end of year   $   897.0   $ 1,025.3    $ 2,966.3
                                           =========   =========    =========



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - Summary of Significant Accounting Policies


Business

John Hancock Life Insurance Company, (the Company), formerly known as John Hancock Mutual Life Insurance Company (the Mutual Company), is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services.


Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries, and investment partnerships, other equity investments and special purpose entities (SP-Es) in which the Company has a controlling financial interest. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. SPEs in which the Company does not have a controlling financial interest are accounted for under guidance appropriate to each relationship, whether the Company invests in the debt or equity securities of the SPE, issues funding agreements to the SPE, manages the SPE as investment advisor, or performs other services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to Variable Interest Entities (VIEs).

In December 2001, the Company transferred both its remaining portion of John Hancock Canadian Holdings Limited and certain international subsidiaries held by the Company, with a carrying value at December 31, 2001 of $300.1 million, to its parent, John Hancock Financial Services, Inc. (JHFS or the Parent Company), which is a holding company, in the form of a dividend. The transfer was accounted for as a transfer of entities under common control. As a result of the transfer, all current and prior period consolidated financial data was restated to exclude the results of operations, financial position, and cash flows of these transferred foreign subsidiaries from the Company's financial statements. No gain or loss was recognized on the transaction.


Recent Acquisitions

The acquisitions described under the table below were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the applicable date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess, if any, of the applicable purchase price over the estimated fair values of the acquired assets and liabilities recorded as goodwill. These entities or books of business generally were acquired by the Company in execution of its plan to acquire businesses that have strategic value, meet its earnings requirements and advance the growth of its current businesses. The following table presents actual and proforma data for comparative purposes, for the periods indicated to demonstrate the proforma effect of all acquisitions as if they occurred on January 1, 2000.



                                              Year Ended December 31,
                        -------------------------------------------------------------------
                           2002                   2001                   2000
                         Proforma      2002     Proforma      2001     Proforma       2000
                        -----------  --------  -----------  --------  -----------  ----------
                                       (in millions, except per share data)
                        (unaudited)            (unaudited)            (unaudited)
Revenue . . . . . . .    $6,557.2    $6,469.8   $7,266.5    $7,124.0   $7,715.1     $7,374.2
Net income. . . . . .    $  471.5    $  458.9   $  582.7    $  573.9   $  791.7     $  792.2

                      JOHN HANCOCK LIFE INSURANCE COMPANY

On December 31, 2002, the Company acquired the fixed universal life insurance business of Allmerica Financial Corporation (Allmerica) through a reinsurance agreement for approximately $104.3 million. There was no impact on the Company's results of operations from the acquired insurance business during 2002.

On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), purchased certain assets and assumed certain liabilities out of the bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association, for approximately $53.0 million. The net losses related to the acquired operations included in the Company's results from the date of acquisition through December 31, 2001 were $3.4 million.

On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis) through a coinsurance agreement for approximately $165.0 million. The net income relating to the acquired operations is included in the Company's results from the date of acquisition through December 31, 2000.


Reorganization

In connection with the Mutual Company's Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly-owned subsidiary of JHFS. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock of JHFS, $1,438.7 million of cash and $43.7 million of policy credits as compensation. In addition, the Company established a closed block to fund the guaranteed benefits and dividends of certain participating insurance policies.
 In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

In addition, on February 1, 2000, JHFS completed its initial public offering
(IPO), in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.


Investments

The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale.
 Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.
When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities.
 Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net realized investment and other gains (losses).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses.
 When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date.
 Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses).
 Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of, including the Company's Home Office, which is held in the Corporate and Other segment, is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be
disposed of.   During the fourth quarter of 2002, the Company announced its intent to sell the majority of its Home Office real estate and ceased depreciating its Home Office real estate held for sale. As of December 31, 2002 the Home Office real estate held for sale had a carrying value of $314.6 million and was reported in other assets on the consolidated balance sheets. The carrying value of the Company's other real estate to be disposed of was $143.8 million and $280.0 million at December 31, 2002 and 2001, respectively and is reported in real estate in the Investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.


Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change will be recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiry or sale of the hedged item, a final fair value change for the hedged item will be recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the derivative.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss will continue to be reported in other comprehensive income and then reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income would be immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).


Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.


Deferred Policy Acquisition Costs

Deferred acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses.
 The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2002, the Company's DAC costs are deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads are
recorded as unearned revenue.   For non-participating term life and long-term
care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts.

Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs and revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset-based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long-term rate will reverse over the next five-year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2002, the average discount rate was 8.4% for participating traditional life insurance products and 6.2% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average growth rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 Unlocking. The direct effect of the Q3 Unlocking at September 30, 2002 was an acceleration of amortization of DAC of $36.1 million in the variable annuity business in the Asset Gathering Segment and $13.1 million (net of $12.3 million of unearned revenue and $2.5 million in policy benefit reserves) in the variable life business in the Protection Segment. The impact on net income of the Q3 Unlocking was a reduction of approximately $27.5 million. Total amortization of DAC, including the acceleration of amortization of DAC mentioned above, was $313.4 million, $249.0 million and $187.1 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.


Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.


Goodwill and Other Intangible Assets

The excess of cost over the fair value of net assets of businesses acquired in business combinations (goodwill) is recognized as indefinite-lived intangible assets which are included in other assets in the consolidated balance sheets. Starting in 2002, goodwill is not amortized, rather it is reviewed for impairment annually using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers, and additionally reviewed whenever significant events or changing circumstances indicate that an impairment may exist. Prior to 2002, goodwill relating to acquisitions completed before July 1, 2001 was amortized on a systematic basis over periods not exceeding 40 years.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired.

The cost of mutual fund investment management contracts acquired is recorded as indefinite-lived intangible assets and is included in other assets in the consolidated balance sheets. These management contract intangible assets are not amortized, instead they are reviewed for impairment using the same testing regimen as is used for goodwill. Refer to Note 17 - Goodwill and Other Intangible Assets for presentation of summarized financial information regarding all of these intangible assets.


Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.


Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 6.2%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 9.5% for life insurance liabilities, from 2.0% to 14.2% for individual annuity liabilities and from 2.0% to 11.3% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.25% to 7.17% for universal life products and from 1.4% to 13.8% for investment-type products.

Major components of policyholders' funds presented in the consolidated balance sheets are summarized as follows:



                                                            December 31,
                                                        --------------------
                                                          2002        2001
                                                        ---------  -----------
                                                           (in millions)
Liabilities for policyholders' funds
 Guaranteed investment contracts. . . . . . . . . . .   $ 5,952.4   $ 6,808.5
 U.S. funding agreements. . . . . . . . . . . . . . .       143.4        67.1
 Global funding agreements backing medium-term notes.    12,264.7     9,490.4
   Other investment-type contracts. . . . . . . . . .     2,274.3     2,247.7
                                                        ---------   ---------
    Total liabilities for investment type contracts .    20,634.8    18,613.7
Liabilities for individual annuities. . . . . . . . .        54.8        56.6
Universal life and other reserves . . . . . . . . . .     1,881.4     1,860.0
                                                        ---------   ---------
    Total liabilities for policyholders' funds. . . .   $22,571.0   $20,530.3
                                                        =========   =========




Global Funding Agreements

The Company has two distribution programs for global funding agreements that back medium-term notes sold world-wide. Under these programs, global funding agreements are purchased by special purpose entities (SPEs) that fund their purchases of the global funding agreements with the proceeds from their issuance of medium-term notes to investors. These entities pledge the global funding agreements as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under the two distribution programs, as of December 31, 2002 and 2001, the Company had $12.0 billion and $9.5 billion, respectively, of global funding agreements outstanding. These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity, and may not be terminated or surrendered prior to maturity. Claims for principal and interest under these kinds of global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note issued by one of the SPEs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE, or with a third party, to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2002 and 2001, there was $3.8 billion and $3.9 billion, respectively, outstanding under this program. This SPE is consolidated in the Company's financial statements. The medium-term notes issued by this SPE are reported with global funding agreements in the Company's consolidated balance sheets.

Under the second program, established in June 2000, for $5.0 billion, expanded to $7.5 billion in 2001 and expanded again to $10.0 billion in 2002, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2002 and 2001, there was $8.2 billion and $5.6 billion, respectively, outstanding under this program. This SPE is a qualifying special purpose entity (QSPE) in accordance with SFAS No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities", and is therefore not consolidated in the Company's financial statements. The funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's consolidated balance sheets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2002, the annual contractual maturities of global funding agreements on notes issued under both programs were as follows: 2003 - $1,761.0 million; 2004 - $2,004.5 million; 2005 - $1,897.0 million; 2006 - $2,144.5 million; 2007 - $661.6 million; 2008 and thereafter - $3,531.8 million.


Participating Insurance

Participating business represents approximately 81.6%, 76.6%, and 86.3% of the Company's life insurance in force, 96.3%, 98.1%, and 97.9% of the number of life insurance policies in force, and 92.5%, 92.1% and 99.6%, of life insurance premiums in 2002, 2001 and 2000, respectively.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.


Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.


Stock-Based Compensation

At December 31, 2002, the Company has two stock-based compensation plans, which are described more fully in Note 16 - Stock Compensation Plans. For the periods covered by this report, the Company applies the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations in accounting for those plans. No compensation expense is reflected in net income for stock option grants to employees and non-employee board members of the Company. All options granted under those plans had an exercise price equal to the market value of JHFS common stock on the date of grant. The Company did recognize compensation expense for grants of non-vested stock to employees and non-employee board members and grants of stock options to non-employee general agents. See Note 16
- Stock Compensation Plans for additional discussion. The following table illustrates the pro forma effect on net income if the Company had applied the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," to stock-based employee compensation.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                    For the period    Year Ended
                                                      February 1      December 31,
                         Year Ended    Year Ended      through           2000
                        December 31,  December 31,   December 31,      Pro Forma
                            2002          2001           2000         (unaudited)
                        ------------  ------------  --------------  ---------------
                                              (in millions)
Net income, as
 reported . . . . . .      $458.9        $573.9         $750.3          $792.2
Add: Stock-based
 employee compensation
 expense included in
 reported net income,
 net of related tax
 effects. . . . . . .         0.9           0.8             --              --
Deduct: Total
 stock-based employee
 compensation expense
 determined under fair
 value method for all
 awards, net of
 related tax effects
 (unaudited). . . . .        55.0          34.1            1.5             2.2
                           ------        ------         ------          ------
Pro forma net income
 (unaudited). . . . .      $404.8        $540.6         $748.8          $790.0
                           ======        ======         ======          ======




Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.


Foreign Currency Translation

The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.


Severance

During 2002, the Company continued its ongoing Competitive Position Project.
 This project was initiated in the first quarter of 1999 to reduce costs and increase future operating efficiency by consolidating portions of the Company's operations and is expected to continue through at least 2003. The project consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

Since the inception of the project, approximately 1,400 employees have been terminated. As of December 31, 2002 and 2001, the liability for employee termination costs included in other liabilities was $12.4 million and $18.0 million, respectively. Employee termination costs, net of related pension and other post employment benefit curtailment gains, are included in other operating costs and expenses and were $18.6 million, $40.0 million and $18.8 million for the years ended December 31, 2002, 2001 and 2000, respectively. Benefits paid since the inception of the project were $97.1 million through December 31, 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Cumulative Effect of Accounting Changes

During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under SFAS No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that more closely match current economic realities of the Company's retirement and welfare plans through the use of the current fair values of assets while still mitigating the impact of extreme gains and losses. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million), related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the year ended December 31, 2001. This change in accounting increased net income for the year ended December 31, 2001 by $4.4 million. The unaudited pro forma results for the years ended December 31, 2001 and 2000, assuming this change in accounting had taken place as of the beginning of 2001 and 2000, would not be materially different from the reported results.

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax benefit of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of $12.1 billion in securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).


Recent Accounting Pronouncements


FASB Derivative Implementation Group Issue No. 36 - Embedded Derivatives:
 Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument

In February 2002, the Derivative Implementation Group (DIG) exposed for comment SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether FAS 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36 modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation.
 DIG B36 is not expected to be finalized by the FASB until the second quarter of 2003.

If DIG B36 is finalized in its current form, the Company has determined that certain of its reinsurance receivables/ (payables) and certain of its insurance products would contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the related embedded derivatives in these products. Management believes that the embedded derivatives would not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Interpretation 46 - Consolidation of Variable Interest Entities, and Interpretation of ARB No. 51

In January 2003, the FASB issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.
  Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are identified by the exposure of a party to the VIE to a majority of either the expected losses or residual rewards of the VIE, or both. Such parties are primary beneficiaries of the VIE and FIN 46 requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46 also requires new disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46 apply immediately to VIEs created after January 31, 2003 and to VIEs in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003.

The Company cannot, at this time, reliably estimate the future potential impact of consolidating any VIEs with which it is involved. Additional liabilities recognized as a result of consolidating VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs. Refer to Note 4 - Relationships with Variable Interest Entities for a more complete discussion of the Company's relationships with VIEs, their assets and liabilities, and the Company's maximum exposure to loss as a result of its involvement with them.


SFAS No. 148 - Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, FASB issued SFAS No. 148 , "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of SFAS No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock-Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 are effective for fiscal years ending after December 15, 2002. The Company will adopt the fair value provisions of SFAS No. 123 as of January 1, 2003 and utilize the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. Adoption of the fair value provisions of SFAS No. 123 will have a material impact on the Company's net income. The Company has adopted the disclosure provisions of SFAS No. 148, see Note 1 - Summary of Significant Accounting Policies, Stock-Based Compensation above, and Note 16 - Stock Compensation Plans.

For the periods covered by this report, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. The Company adopted APB No. 25 upon its demutualization and JHFS' IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock. Any resulting compensation cost is recognized over the requisite vesting period based on market value on the date of the grant. APB No. 25 was amended by SFAS No. 123, to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25" (FIN 44). FIN 44 clarifies guidance for certain issues that arose in the application of APB No. 25. The Company was required to adopt the Interpretation on July 1, 2000. FIN 44 did not have a material impact on the Company's results of operations or financial position.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

FASB Interpretation No. 45 - Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities to the guarantor, at fair value.
 This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

Disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. Refer to Note 12 - Commitments, Guarantees and Contingencies. Initial recognition and initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company cannot determine the impact, if any, of adopting FIN 45.


SFAS No. 146 - Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002.


SFAS No. 142 - Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The Company's adoption of SFAS No. 142 on January 1, 2002, and the cessation of amortization of previously amortizable goodwill and management contracts resulted in an increase in net income of $7.4 million (net of tax of $3.4 million) for the year ended December 31, 2002. The Company has performed the required initial impairment tests of goodwill and management contracts as of January 1, 2002, and has also performed the first annual impairment test as of September 30, 2002, based on the guidance in SFAS No. 142. The Company evaluated the goodwill and indefinite lived management contracts for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. No goodwill or management contract impairments resulted from these required impairment tests.


Issue 01-10 - Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.


SFAS No. 141 - Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Issue No. 99-20 - Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."
 Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.


Statement of Position 00-3 - Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts

In December 2000, the AICPA issued SOP 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP, which was adopted with respect to accounting for demutualization expenses by the Company on December 31, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. On October 1, 2001, the Company adopted the remaining provisions of SOP 00-3 which required the reclassification of $9,710.0 million and $12,035.9 million of closed block assets and liabilities, respectively at December 31, 2000, and $1,467.7 million and $1,343.6 million of closed block revenues, and benefits and expenses, respectively, for the period from February 1, 2000 (date of demutualization) to December 31, 2000, all of which were reclassified to other existing asset, liability, revenue, and benefit and expense accounts. The required implementation of SOP 00-3 also resulted in a reduction of net income of $20.2 million (net of tax of $6.6 million), for the period from February 1, 2000 to December 31, 2000 and $3.4 million (net of tax of $1.8 million), for the nine months ended September 30, 2001. Previously reported net income included higher than expected closed block results primarily due to higher investment earnings and better mortality and lapse experience, which upon the adoption of SOP 00-3, were excluded from net income and set up in the PDO liability. Finally, adoption also resulted in the recognition of a policyholder dividend obligation of $77.0 million at December 31, 2000, which represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization. See Note 7 for a summary description of the closed block assets, liabilities, revenues and expenses.


SFAS No. 140 - Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.


Codification

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Implementation of Codification did not have a material impact on the Company's domestic life insurance subsidiaries' statutory-basis capital and surplus, and these companies remain in compliance with all regulatory and contractual obligations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 - Related Party Transactions

Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with the Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's results of operations or financial condition.

The Company provides JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses within the Company's income statements. The Company charged JHFS service fees of $23.0 million, $28.5 million and $19.8 million for the years ending December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002, JHFS was current in its payments to the Company related to these services.

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $6.9 million, $8.4 million and $6.4 million during the years ended December 31, 2002, 2001 and 2000, respectively.

During the year ended 2002, the Company paid approximately $180.0 million in premiums to an affiliate, John Hancock Insurance Company of Vermont (JHIC of Vermont) for certain insurance services. Approximately $100.0 million of these premiums were for corporate owned life insurance (COLI), which provides insurance coverage for key management employees. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. The remaining $80.0 million were in Trust Owned Health Insurance (TOHI) premiums, a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

The Company has reinsured certain portions of its long term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $1,631.5 million and $1,158.9 million at December 31, 2002 and 2001, respectively, which are included with other liabilities in the consolidated balance sheets and recorded reinsurance recoverable from JHReCo of $2,043.7 million and $1,504.6 million at December 31, 2002 and 2001, respectively, which are included with other reinsurance recoverables on the consolidated balance sheets. Premiums ceded to JHReCo were $596.8 million, $740.8 million and $396.7 during the years ended December 31, 2002, 2001 and 2000 respectively.

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for coinsurance amounts withheld from JHIC of Vermont of $98.6 million at December 31, 2002, which is included with other liabilities in the consolidated balance sheets. At December 31, 2002, the Company had not recorded any reinsurance recoverable from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0.8 million during the year ended December 31, 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):



                                                 Years Ended December 31,
                                              ------------------------------
                                                2002       2001        2000
                                              ---------  ---------  -----------
                                                      (in millions)
Net Investment Income
 Fixed maturities . . . . . . . . . . . . .   $3,017.3   $2,721.2    $2,456.2
 Equity securities. . . . . . . . . . . . .       10.6       29.7        23.3
 Mortgage loans on real estate. . . . . . .      775.8      774.4       796.2
 Real estate. . . . . . . . . . . . . . . .       72.1       67.7        82.7
 Policy loans . . . . . . . . . . . . . . .      120.1      118.4       112.7
 Short-term investments . . . . . . . . . .       20.5       73.9       147.1
 Other. . . . . . . . . . . . . . . . . . .     (210.4)     101.4       200.7
                                              --------   --------    --------
 Gross investment income. . . . . . . . . .    3,806.0    3,886.7     3,818.9
   Less investment expenses . . . . . . . .      225.0      240.5       255.0
                                              --------   --------    --------
    Net investment income . . . . . . . . .   $3,581.0   $3,646.2    $3,563.9
                                              --------   --------    --------

Net realized investment and other gains
 (losses),  net of related amortization of
 deferred policy acquisition costs, amounts
 credited to the policyholder dividend
 obligation and amounts credited to
 participating pension contractholders
 Fixed maturities . . . . . . . . . . . . .     (660.9)    (392.6)   $ (135.3)
 Equity securities. . . . . . . . . . . . .      101.2      165.7       196.1
 Mortgage loans on real estate and real
  estate to be disposed of. . . . . . . . .       (7.9)     (71.2)      (15.2)
 Derivatives and other invested assets. . .       43.0       48.2        44.3
 Amortization adjustment for deferred policy
  acquisition costs . . . . . . . . . . . .       38.9       29.4         9.4
 Amounts credited to the policyholder
  dividend obligation . . . . . . . . . . .       11.9       17.0       (14.1)
 Amounts credited to participating pension
  contractholders . . . . . . . . . . . . .       23.3      (42.3)       (6.9)
                                              --------   --------    --------
 Net realized investment and other gains
  (losses), net of related amortization of
  deferred policy acquisition costs, amounts
  credited to the policyholder
  dividend obligation and amounts credited
  to participating pension contractholders    $ (450.5)  $ (245.8)   $   78.3
                                              ========   ========    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Gross gains of $320.0 million in 2002, $433.1 million in 2001 and $294.6 million in 2000, and gross losses of $176.0 million in 2002, $150.6 million in 2001 and $123.6 million in 2000, were realized on the sale of available-for-sale securities.

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:



                                              Gross       Gross
                                 Amortized  Unrealized  Unrealized     Fair
                                   Cost       Gains       Losses       Value
                                 ---------  ----------  ----------  -----------
                                                (in millions)
December 31, 2002
Held-to-Maturity:
 Corporate securities. . . . .   $ 1,189.6   $   32.2    $    4.5    $ 1,217.3
 Mortgage-backed securities. .       533.3       30.0         7.6        555.7
 Obligations of states and
  political subdivisions . . .         4.1        0.1          --          4.2
                                 ---------   --------    --------    ---------
   Total fixed maturities
    held-to-maturity . . . . .   $ 1,727.0   $   62.3    $   12.1    $ 1,777.2
                                 =========   ========    ========    =========
Available-for-Sale:
 Corporate securities. . . . .   $33,569.7   $1,815.7    $1,156.2    $34,229.2
 Mortgage-backed securities. .     6,874.2      384.0       268.4      6,989.8
 Obligations of states and
  political subdivisions . . .       295.4       22.5          --        317.9
 Debt securities issued by
  foreign governments. . . . .       291.5       36.0         2.5        325.0
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies . . . . . . . . . .       175.7        8.7          --        184.4
                                 ---------   --------    --------    ---------
 Fixed maturities
  available-for-sale . . . . .    41,206.5    2,266.9     1,427.1     42,046.3
 Equity securities . . . . . .       307.5       69.4        27.3        349.6
                                 ---------   --------    --------    ---------
   Total fixed maturities and
    equity securities
    available-for-sale . . . .   $41,514.0   $2,336.3    $1,454.4    $42,395.9
                                 =========   ========    ========    =========





                                              Gross       Gross
                                 Amortized  Unrealized  Unrealized     Fair
                                   Cost       Gains       Losses       Value
                                 ---------  ----------  ----------  -----------
                                                (in millions)
December 31, 2001
Held-to-Maturity:
 Corporate securities. . . . .   $ 1,073.9   $   28.3    $   15.2    $ 1,087.0
 Mortgage-backed securities. .       844.9       14.5        43.0        816.4
 Obligations of states and
  political subdivisions . . .         4.7        0.1          --          4.8
                                 ---------   --------    --------    ---------
   Total fixed maturities
    held-to-maturity . . . . .   $ 1,923.5   $   42.9    $   58.2    $ 1,908.2
                                 =========   ========    ========    =========
Available-for-Sale:
 Corporate securities. . . . .   $29,680.2   $1,103.5    $  879.1    $29,904.6
 Mortgage-backed securities. .     5,252.7      125.1        98.7      5,279.1
 Obligations of states and
  political subdivisions . . .        93.3        5.5         0.2         98.6
 Debt securities issued by
  foreign governments. . . . .       457.1       44.7         4.0        497.8
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies . . . . . . . . . .       294.7        3.8         6.5        292.0
                                 ---------   --------    --------    ---------
 Fixed maturities
  available-for-sale . . . . .    35,778.0    1,282.6       988.5     36,072.1
 Equity securities . . . . . .       433.1      175.5        46.3        562.3
                                 ---------   --------    --------    ---------
   Total fixed maturities and
    equity securities
    available-for-sale . . . .   $36,211.1   $1,458.1    $1,034.8    $36,634.4
                                 =========   ========    ========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below:



                                                         Amortized      Fair
                                                            Cost        Value
                                                         ----------  -----------
                                                             (in millions)
Held-to-Maturity:
Due in one year or less. . . . . . . . . . . . . . . .   $    17.7    $    18.1
Due after one year through five years. . . . . . . . .        30.7         42.3
Due after five years through ten years . . . . . . . .       194.1        200.3
Due after ten years. . . . . . . . . . . . . . . . . .       951.2        960.8
                                                         ---------    ---------
                                                           1,193.7      1,221.5
Mortgage-backed securities . . . . . . . . . . . . . .       533.3        555.7
                                                         ---------    ---------
Total. . . . . . . . . . . . . . . . . . . . . . . . .   $ 1,727.0    $ 1,777.2
                                                         =========    =========
Available-for-Sale:
Due in one year or less. . . . . . . . . . . . . . . .   $ 2,049.3    $ 2,090.1
Due after one year through five years. . . . . . . . .    10,509.1     10,700.3
Due after five years through ten years . . . . . . . .    12,421.6     12,768.1
Due after ten years. . . . . . . . . . . . . . . . . .     9,352.3      9,498.0
                                                         ---------    ---------
                                                          34,332.3     35,056.5
Mortgage-backed securities . . . . . . . . . . . . . .     6,874.2      6,989.8
                                                         ---------    ---------
Total. . . . . . . . . . . . . . . . . . . . . . . . .   $41,206.5    $42,046.3
                                                         =========    =========



Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2002, 2001 and 2000 amounted to $1.7 million, $(1.8) million and $0.1 million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $625.5 million and $775.4 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2002, 2001 and 2000, investment results passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $168.3 million, $170.5 million and $171.7 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.



                                Balance at                          Balance at
                                Beginning                              End
                                 of Year    Additions  Deductions    of Year
                                ----------  ---------  ----------  ------------
                                                (in millions)
Year ended December 31, 2002
 Mortgage loans on real estate    $112.8      $ 8.0      $ 59.1       $ 61.7
 Real estate to be disposed of      83.6       29.6       113.2           --
                                  ------      -----      ------       ------
 Total. . . . . . . . . . . .     $196.4      $37.6      $172.3       $ 61.7
                                  ======      =====      ======       ======
Year ended December 31, 2001
 Mortgage loans on real estate    $ 81.6      $37.8      $  6.6       $112.8
 Real estate to be disposed of      43.5       46.0         5.9         83.6
                                  ------      -----      ------       ------
 Total. . . . . . . . . . . .     $125.1      $83.8      $ 12.5       $196.4
                                  ======      =====      ======       ======
Year ended December 31, 2000
 Mortgage loans on real estate    $107.9      $ 4.6      $ 30.9       $ 81.6
 Real estate to be disposed of      58.1       17.1        31.7         43.5
                                  ------      -----      ------       ------
 Total. . . . . . . . . . . .     $166.0      $21.7      $ 62.6       $125.1
                                  ======      =====      ======       ======



At December 31, 2001 and 2000, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:



                                                              December 31,
                                                            ----------------
                                                             2002       2001
                                                            --------  ---------
                                                             (in millions)
Impaired mortgage loans on real estate with provision for
 losses . . . . . . . . . . . . . . . . . . . . . . . . .   $ 57.2     $ 92.5
Provision for losses. . . . . . . . . . . . . . . . . . .    (17.1)     (42.6)
                                                            ------     ------
Net impaired mortgage loans on real estate. . . . . . . .   $ 40.1     $ 49.9
                                                            ======     ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:



                                                    Years Ended December 31,
                                                   -------------------------
                                                    2002     2001       2000
                                                   -------  -------  ----------
                                                         (in millions)
Average recorded investment in impaired loans. .    $74.9    $62.5     $100.3
Interest income recognized on impaired loans . .      5.0      8.4        2.9



The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $54.8 million and $285.4 million as of December 31, 2002 and 2001, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:



                                                    Years Ended December 31,
                                                   -------------------------
                                                    2002      2001      2000
                                                   -------  --------  ---------
                                                         (in millions)
Expected . . . . . . . . . . . . . . . . . . . .    $4.8     $24.3      $16.7
Actual . . . . . . . . . . . . . . . . . . . . .     4.7      23.0       16.6



At December 31, 2002, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:



Collateral                Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
----------------------  -------------  -----------------------  ---------------
                        (in millions)                            (in millions)
Apartments. . . . . .    $ 1,416.8     East North Central . .     $ 1,108.6
Hotels. . . . . . . .        450.0     East South Central . .         433.1
Industrial. . . . . .        921.9     Middle Atlantic. . . .       1,456.1
Office buildings  . .      2,796.4     Mountain . . . . . . .         491.4
Retail. . . . . . . .      1,790.0     New England. . . . . .         799.5
Multi family. . . . .          1.4     Pacific. . . . . . . .       2,147.5
Mixed Use . . . . . .        156.1     South Atlantic . . . .       2,242.7
Agricultural. . . . .      2,648.6     West North Central . .         453.2
Other . . . . . . . .        177.0     West South Central . .         957.8
                                       Canada/Other . . . . .         268.3
Allowance for losses.        (61.7)    Allowance for losses .         (61.7)
                         ---------                                ---------
Total . . . . . . . .    $10,296.5     Total. . . . . . . . .     $10,296.5
                         =========                                =========



Mortgage loans with outstanding principal balances of $18.1 million, bonds with amortized cost of $365.0 million and real estate with a carrying value of $0.5 million were non-income producing for the year ended December 31, 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company originates commercial mortgages and sells them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retains servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. In accordance with FIN 46, this prohibition will continue. During 2002, 2001 and 2000, the Company sold $343.5 million, $542.9 million and $359.2 million of commercial mortgage loans in securitization transactions, respectively, for which it received net proceeds of $345.2 million, $546.5 million and $362.2 million, respectively, from which it recognized pre-tax gains of $1.9 million, $4.1 million and $3.4 million, respectively, and from which it retained servicing assets of $0.3 million, $0.5 million and $0.4 million, respectively. The Company's mortgage servicing assets were valued, in the aggregate, at $1.3 million and $1.2 million at December 31, 2002 and 2001, respectively.

Depreciation expense on investment real estate was $3.0 million, $4.6 million, and $7.9 million in 2002, 2001, and 2000, respectively. Accumulated depreciation was $49.4 million and $65.1 million at December 31, 2002 and 2001, respectively.

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $1,341.0 million and $1,062.1 million at December 31, 2002 and 2001, respectively. Total combined assets of such investments were $13,864.9 million and $12,541.6 million (consisting primarily of investments), and total combined liabilities were $2,107.5 million and $1,108.6 million (including $1,109.6 million and $580.0 million of loans payable) at December 31, 2002 and 2001, respectively. Total combined revenues and expenses of these investments in 2002 were $779.9 million and $819.1 million, respectively, resulting in ($39.2) million of total combined loss from operations. Total combined revenues and expenses were $942.5 million and $645.2 million, respectively, resulting in 297.3 million of total combined income from operation in 2001. Net investment income on investments accounted for on the equity method totaled $67.7 million, $56.4 million and $143.8 million in 2002, 2001, and 2000, respectively.


Note 4 - Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), as discussed in Note 1 - Summary of Significant Accounting Policies above.
 Presented below are discussions of the Company's significant relationships with and certain summarized financial information for these entities.

As explained in Note 1 - Summary of Significant Accounting Policies above, additional liabilities recognized as a result of consolidating VIEs in which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company.
 Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.


Collateralized Debt Obligations (CDOs)

The Company acts as investment advisor to certain asset backed investment vehicles, commonly known as collateralized debt obligations (CDOs). The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. CDOs raise capital by issuing debt and equity securities, and use their capital to invest in portfolios of interest bearing securities. The returns from a CDOs portfolio of investments are used by the CDO to finance its operations including paying interest on its debt and paying advisory fees and other expenses. Any net income or net loss is shared by the CDO's equity owners and, in certain circumstances where we manage the CDO, positive investment experience is shared by the Company through variable performance management fees. Any net losses are borne first by the equity owners to the extent of their investments, and then by debt owners in ascending order of subordination or are borne by the issuer of separate account insurance policies. See Note 1 - Summary of Significant Accounting Policies above for a discussion of separate account accounting.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

If a CDO does not have sufficient controlling equity capital to finance its expected losses at its origination, in accordance with FASB Interpretation No. 46 - "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" (FIN 46), the CDO is defined as a VIE for purposes of determining and evaluating the appropriate consolidation criteria. While not all CDOs are VIEs, in accordance with FIN 46, where the Company is the primary beneficiary of the CDO, and the CDO is a VIE, the Company will consolidate the financial statements of the CDO into its own financial statements as of July 1, 2003.

In accordance with previous consolidation accounting principles, the Company currently consolidates a CDO only when the Company owns a majority of the CDO's equity, and will continue this practice for CDOs which are not considered VIEs.
 The Company has not yet finalized its determination of whether each CDO should be considered a VIE, or if each is a VIE, whether the Company would be the primary beneficiary of each.

Owners of securities of CDOs advised by the Company have no recourse to the Company's assets in the event of default by the CDO, unless the Company has guaranteed such securities directly for investors. The Company's risk of loss from any CDO it manages, or in which it invests, is limited to its investment in
the CDO and any such guarantees it may have made.   All of these guarantees are
accounted for under existing insurance industry accounting principles, and the guaranteed assets are recorded on the Company's consolidated balance sheet, at their fair value, as separate account assets. The Company believes it is reasonably possible that it may consolidate one or more of the CDOs which it manages, or will be required to disclose information related to them, or both, as of September 30, 2003, as a result of adopting FIN 46. The table below presents summary financial data for CDOs which the Company manages, and data relating to the Company's maximum exposure to loss as a result of its relationships with them. The Company has determined that it is not the primary beneficiary of any CDO in which it invests in but does not manage and thus will
not be required to consolidate any of them.   Credit ratings are provided by
credit rating agencies, and relate to the debt issued by the CDOs in which the Company has invested.

                                                             December 31,
                                                          ------------------
                                                            2002       2001
                                                          --------  ----------
                                                            (in millions)
Total size of Company-Managed CDOs
Total assets. . . . . . . . . . . . . . . . . . . . . .   $6,220.9   $6,368.3
                                                          ========   ========

      Total debt. . . . . . . . . . . . . . . . . . . .    3,564.4    3,436.0
      Total other liabilities . . . . . . . . . . . . .    2,429.7    2,664.3
                                                          --------   --------
Total liabilities . . . . . . . . . . . . . . . . . . .    5,994.1    6,100.3
                                                          --------   --------
Total equity. . . . . . . . . . . . . . . . . . . . . .      226.8      268.0
                                                          --------   --------
Total liabilities and equity. . . . . . . . . . . . . .   $6,220.9   $6,368.3
                                                          ========   ========




                                               December 31,
                              ----------------------------------------------
                                           2002                     2001
                              -------------------------------  -------------
                                      (in millions, except percents)
Maximum exposure of the
 Company to losses from
 Company-Managed CDOs
Investments in Tranches of
 Company-managed CDOs, by
 credit rating (Moody's /
 Standard & Poor's):
   Aaa/AAA. . . . . . . . .       $380.2            53.8%      $502.9    58.9%
    A3/A- . . . . . . . . .         14.5             2.1         14.5     1.7
    Baa2/BBB. . . . . . . .        218.0            31.0        218.0    25.6
    Ba2/BB. . . . . . . . .          7.0             1.0         18.5     2.2
    B3/B- . . . . . . . . .          6.0             0.8           --      --
    Not rated (equity). . .         79.8            11.3         98.9    11.6
                                  ------           -----       ------   -----
Total Company exposure. . .       $705.5           100.0%      $852.8   100.0%
                                  ======           =====       ======   =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company has determined that each of its relationships with any CDO which it does not manage is not significant, and has therefore not included information related to CDOs which it does not manage above.


Low-Income Housing Properties

The Company generates income tax benefits by investing in apartment properties (the Properties) that qualify for low income housing and/or historic tax credits. The Company invests in the Properties directly, and also invests indirectly via limited partnership real estate investment funds (the Funds), and which are consolidated into the Company's financial statements. The Properties are each organized as limited partnerships or limited liability companies each having a managing general partner or a managing member. The Company is usually the sole limited partner or investor member in each Property; it is not the general partner or managing member in any Property.

The Properties typically raise additional capital by qualifying for long-term debt, which at times is guaranteed or otherwise subsidized by federal or state agencies, or by Fannie Mae. In certain cases, the Company invests in the mortgages of the Properties, which are non-recourse to the general assets of the Company. In the event of default by a mortgagee of a Property, the mortgage is subject to foreclosure. Conversely, the assets of the Properties are not available to satisfy claims against the general assets of the Company. No Property in which the Company has been involved has undergone foreclosure. The Company's maximum loss in relation to the Properties is limited to its equity investment in the Properties, future equity commitments made, and where the Company is the mortgagor, the outstanding balance of the mortgages originated for the Properties, and outstanding mortgage commitments the Company has made to the Properties.

The Company currently uses the equity method of accounting for its investments in the Properties. In some cases, the Company receives distributions from the Properties which are based on a portion of the actual cash flows and receives Federal income tax credits in recognition of its investments in each of the Properties for a period of ten years.

The Company is evaluating whether the Properties are VIEs in accordance with FIN
46. The Company considers it reasonably possible that it may consolidate each property, or be required to disclose information about them, as a result of adopting FIN 46. The table below presents summary financial data for the Properties, and data relating to the Company's maximum exposure to loss as a result of these relationships.



                                                              December 31,
                                                             ---------------
                                                              2002      2001
                                                             -------  --------
                                                              (in millions)
Total size of Properties (1)
Total assets . . . . . . . . . . . . . . . . . . . . . . .   $682.2    $550.2
                                                             ======    ======

      Total debt . . . . . . . . . . . . . . . . . . . . .    396.4     326.6
      Total other liabilities. . . . . . . . . . . . . . .    101.8      81.1
                                                             ------    ------
Total liabilities. . . . . . . . . . . . . . . . . . . . .    498.2     407.7
                                                             ------    ------
Total equity . . . . . . . . . . . . . . . . . . . . . . .    184.0     142.5
                                                             ------    ------
Total liabilities and equity . . . . . . . . . . . . . . .   $682.2    $550.2
                                                             ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                   December 31,
                                                                  ---------------
                                                                   2002      2001
                                                                  -------  --------
                                                                   (in millions)
Maximum exposure of the Company to losses from Properties
Equity investment in the Properties (1) . . . . . . . . . . . .   $177.0    $134.3
Outstanding equity capital commitments to the Properties. . . .    139.4     102.9
Carrying value of mortgages for the Properties. . . . . . . . .     65.2      62.5
Outstanding mortgage commitments to the Properties. . . . . . .      5.1       4.8
                                                                  ------    ------
Total Company exposure. . . . . . . . . . . . . . . . . . . . .   $386.7    $304.5
                                                                  ======    ======


(1) Certain data is reported with a one-year delay, due to the delayed availability of audited financial statements of the Funds.


Other

The Company has a number of relationships with a disparate group of entities (Other Entities), which result from the Company's direct investment in the equity and/or debt of the Other Entities. Two are energy investment partnerships, one is an investment fund organized as a limited partnership, one is a ski resort developer / operator, one is a step van manufacturer and one is a manufacturing company whose debt the Company invested in, and which subsequently underwent a corporate reorganization. The Company is evaluating whether each is a VIE, but considers it reasonably possible that it may consolidate each of these entities, or be required to disclose information about them, as a result of adopting FIN 46. The Company has made no guarantees to any other parties involved with these entities, and has no further equity or debt commitments to them. The Company's maximum exposure to loss as a result of its relationships with these entities is limited to its investment in them.

The table below presents summary financial data for the Properties, and data relating to the Company's maximum exposure to loss as a result of its relationships with the Other Entities.

                                                              December 31,
                                                             ---------------
                                                              2002      2001
                                                             -------  ---------
                                                              (in millions)
Total size of Other Equities (1)
Total assets . . . . . . . . . . . . . . . . . . . . . . .   $301.6    $339.7
                                                             ======    ======

      Total debt . . . . . . . . . . . . . . . . . . . . .    310.7     308.3
      Total other liabilities. . . . . . . . . . . . . . .     66.2      88.0
                                                             ------    ------
Total liabilities. . . . . . . . . . . . . . . . . . . . .    376.9     396.3
Total equity (2) . . . . . . . . . . . . . . . . . . . . .    (75.3)    (56.6)
                                                             ------    ------
Total liabilities and equity . . . . . . . . . . . . . . .   $301.6    $339.7
                                                             ======    ======




                                                                December 31,
                                                               ---------------
                                                                2002      2001
                                                               -------  --------
                                                                (in millions)
Maximum exposure of the Company to losses from Other Equities
Combined equity and debt investments in the Other Entities .   $153.7    $126.8
                                                               ------    ------
Total Company exposure . . . . . . . . . . . . . . . . . . .   $153.7    $126.8
                                                               ======    ======



(1) Certain data is reported with a one-year delay, due to the delayed availability of audited financial statements of the Other Entities.

(2) The negative equity results from the inclusion of the ski resort operator mentioned above in the table. The entity has an accumulated deficit from prior operations, but is current on its debt service and is cash flow positive. The total equity shown above has not been adjusted to remove the portion attributable to other shareholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5 - Derivatives and Hedging Instruments

The fair value of derivative instruments classified as assets at December 31, 2002 and 2001 were $346.9 million and $331.2 million, respectively, and appear on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2002 and 2001were $1,165.2 million and $580.0 million, respectively, and appear on the consolidated balance sheet in other liabilities.


Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the years ended December 31, 2002 and 2001, the Company recognized a net loss of $ 19.5 million and a net loss of $16.5 million, respectively, related to the ineffective portion of its fair value hedges, and a net loss of $ 6.4 million and a net gain of $1.9 million, respectively, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. For years ended December 31, 2002 and 2001, all of the Company's hedged firm commitments qualified as fair value hedges.


Cash Flow Hedges

The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company used interest rate futures contracts to hedge the variable cash flows associated with variable benefit payments that it will make on certain annuity contracts. Amounts are reclassified from other comprehensive income when benefit payments are made.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

For the years ended December 31, 2002 and 2001, the Company recognized a gain of $7.2 million and a loss of $0.2 million, respectively, related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the years ended December 31, 2002 and 2001, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2002 and 2001, a net gain of $0.5 million and a net loss of $0.2 million, respectively, were reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $3.5 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the years ended December 31, 2002 and 2001, none of the Company's cash flow hedges have been discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the years ended December 31, 2002 and 2001, $175.4 million of gains (net of tax of $94.5 million) and $3.8 million of loss (net of tax of $2.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges was added to accumulated other comprehensive income, resulting in balances of $194.5 million (net of tax of $104.8 million) and $19.1 million (net of tax of $10.3 million), respectively.


Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.


Note 6 - Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. The Mutual Company was a mutual life insurance company for the entire year 1999, therefore it was subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to the Mutual Company's average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                          December 31,
                                                    -------------------------
                                                     2002     2001      2000
                                                    -------  ------  ----------
                                                          (in millions)
Domestic. . . . . . . . . . . . . . . . . . . . .   $559.5   $761.8   $1,093.5
Foreign . . . . . . . . . . . . . . . . . . . . .      8.0      5.6        7.6
                                                    ------   ------   --------
Income before income taxes and cumulative effect
 of accounting changes. . . . . . . . . . . . . .   $567.5   $767.4   $1,101.1
                                                    ======   ======   ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The components of income taxes were as follows:




                                                          December 31,
                                                    ------------------------
                                                     2002     2001      2000
                                                    -------  -------  ---------
                                                         (in millions)
Current taxes:
 Federal. . . . . . . . . . . . . . . . . . . . .   $ 93.4   $ (9.9)   $ 15.7
 Foreign. . . . . . . . . . . . . . . . . . . . .      2.0      3.1       1.2
 State. . . . . . . . . . . . . . . . . . . . . .      4.6      4.6      12.0
                                                    ------   ------    ------
                                                     100.0     (2.2)     28.9
                                                    ------   ------    ------
Deferred taxes:
 Federal. . . . . . . . . . . . . . . . . . . . .     14.6    210.5     279.4
 Foreign. . . . . . . . . . . . . . . . . . . . .      0.7     (0.9)      1.6
 State. . . . . . . . . . . . . . . . . . . . . .     (6.7)    (6.7)     (1.0)
                                                    ------   ------    ------
                                                       8.6    202.9     280.0
                                                    ------   ------    ------
 Total income taxes . . . . . . . . . . . . . . .   $108.6   $200.7    $308.9
                                                    ======   ======    ======


A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:



                                                          December 31,
                                                    ------------------------
                                                     2002     2001      2000
                                                    -------  -------  ---------
                                                         (in millions)
Tax at 35%. . . . . . . . . . . . . . . . . . . .   $198.6   $268.6    $385.4
Add (deduct):
 Equity base tax. . . . . . . . . . . . . . . . .       --    (13.4)    (46.0)
 Prior year taxes . . . . . . . . . . . . . . . .     (2.7)     9.9      (0.3)
 Tax credits. . . . . . . . . . . . . . . . . . .    (36.4)   (28.1)    (20.6)
 Foreign taxes. . . . . . . . . . . . . . . . . .      2.0      1.3       0.4
 Tax exempt investment income . . . . . . . . . .    (25.7)   (25.7)    (11.5)
 Lease income . . . . . . . . . . . . . . . . . .    (25.5)      --        --
 Other. . . . . . . . . . . . . . . . . . . . . .     (1.7)   (11.9)      1.5
                                                    ------   ------    ------
   Total income taxes . . . . . . . . . . . . . .   $108.6   $200.7    $308.9
                                                    ======   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:



                                                              December 31
                                                           ------------------
                                                             2002       2001
                                                           --------  ----------
                                                             (in millions)
Deferred tax assets:
 Policy reserve adjustments. . . . . . . . . . . . . . .   $  550.2   $  555.4
 Other employee benefits . . . . . . . . . . . . . . . .      154.5      144.8
 Book over tax basis of investments. . . . . . . . . . .      329.6      268.9
 Dividends payable to policyholders. . . . . . . . . . .      135.2      158.6
 Interest. . . . . . . . . . . . . . . . . . . . . . . .       32.5       26.0
                                                           --------   --------
   Total deferred tax assets . . . . . . . . . . . . . .    1,202.0    1,153.7
                                                           --------   --------
Deferred tax liabilities:
 Deferred policy acquisition costs . . . . . . . . . . .      879.4      829.0
 Depreciation. . . . . . . . . . . . . . . . . . . . . .       13.3       27.7
 Basis in partnerships . . . . . . . . . . . . . . . . .       65.1       61.7
 Market discount on bonds. . . . . . . . . . . . . . . .       18.9       18.0
 Pension plan expense. . . . . . . . . . . . . . . . . .       73.9       80.3
 Capitalized charges related to mutual funds . . . . . .       12.7       31.5
 Lease income. . . . . . . . . . . . . . . . . . . . . .      772.7      623.9
 Unrealized gains. . . . . . . . . . . . . . . . . . . .      156.4      135.8
 Other . . . . . . . . . . . . . . . . . . . . . . . . .       29.9       48.7
                                                           --------   --------
   Total deferred tax liabilities. . . . . . . . . . . .    2,022.3    1,856.6
                                                           --------   --------
   Net deferred tax liabilities. . . . . . . . . . . . .   $  820.3   $  702.9
                                                           ========   ========



(1) Reclassifications of certain prior year data have been made for comparative purposes.

The Company made income tax payments of $104.9 million and $3.7 million, and received an income tax refund of $21.7 million in 2002, 2001 and 2000, respectively.


Note 7 - Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 - Closed Block

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:



                                                           December 31,
                                                       ---------------------
                                                         2002         2001
                                                       ----------  ------------
                                                           (in millions)
Liabilities
Future policy benefits . . . . . . . . . . . . . . .   $10,509.0    $10,198.7
Policyholder dividend obligation . . . . . . . . . .       288.9        251.2
Policyholders' funds . . . . . . . . . . . . . . . .     1,504.0      1,460.9
Policyholder dividends payable . . . . . . . . . . .       432.3        433.4
Other closed block liabilities . . . . . . . . . . .       111.7         53.7
                                                       ---------    ---------
 Total closed block liabilities. . . . . . . . . . .   $12,845.9    $12,397.9
                                                       ---------    ---------
Assets
Investments
Fixed maturities:
 Held-to-maturity-at amortized cost (fair value:
  2002-$97.1; 2001-$100.7) . . . . . . . . . . . . .   $    86.0    $   103.3
 Available-for-sale-at fair value (cost:
  2002-$5,580.2; 2001-$5,204.0). . . . . . . . . . .     5,823.2      5,320.7
Equity securities: . . . . . . . . . . . . . . . . .
 Available-for-sale-at fair value (cost: 2002-$10.5;
  2001-$8.8) . . . . . . . . . . . . . . . . . . . .        12.4         13.4
Mortgage loans on real estate. . . . . . . . . . . .     1,665.8      1,837.0
Policy loans . . . . . . . . . . . . . . . . . . . .     1,555.1      1,551.9
Short-term investments . . . . . . . . . . . . . . .        25.2           --
Other invested assets. . . . . . . . . . . . . . . .       212.4         83.1
                                                       ---------    ---------
 Total investments . . . . . . . . . . . . . . . . .     9,380.1      8,909.4
Cash and cash equivalents. . . . . . . . . . . . . .       244.0        192.1
Accrued investment income. . . . . . . . . . . . . .       156.3        158.9
Other closed block assets. . . . . . . . . . . . . .       327.6        297.5
                                                       ---------    ---------
 Total closed block assets . . . . . . . . . . . . .   $10,108.0    $ 9,557.9
                                                       ---------    ---------
Excess of reported closed block liabilities over
 assets designated to the closed block . . . . . . .   $ 2,737.9    $ 2,840.0
                                                       ---------    ---------
Portion of above representing other comprehensive
 income:
 Unrealized appreciation (depreciation), net of tax
  of $(84.0) million and $(43.3) million at 2002 and
  2001, respectively . . . . . . . . . . . . . . . .       155.9         80.1
 Allocated to the policyholder dividend obligation,
  net of tax of $88.8 million and $50.8 million at
  2002 and 2001, respectively. . . . . . . . . . . .      (164.9)       (94.4)
                                                       ---------    ---------
   Total . . . . . . . . . . . . . . . . . . . . . .        (9.0)       (14.3)
                                                       ---------    ---------
Maximum future earnings to be recognized from closed
 block assets and liabilities. . . . . . . . . . . .   $ 2,728.9    $ 2,825.7
                                                       =========    =========
Change in the policyholder dividend obligation:
 Balance at beginning of period. . . . . . . . . . .   $   251.2    $    77.0
   Impact on net income before income taxes. . . . .       (70.8)        42.5
   Unrealized investment gains (losses). . . . . . .       108.5         67.1
   Cumulative effect of change in accounting
    principle (1). . . . . . . . . . . . . . . . . .          --         64.6
                                                       ---------    ---------
 Balance at end of period. . . . . . . . . . . . . .   $   288.9    $   251.2
                                                       =========    =========



(1) The cumulative effect of change in accounting principle represents the impact of transferring fixed maturities from held-to-maturity to available-for-sale as part of the adoption of SFAS No. 133 effective January 1, 2001. See Note 1.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                For the period
                                             Years Ended          February 1
                                            December 31,           through
                                         -------------------     December 31,
                                           2002       2001           2000
                                         ---------  ---------  ----------------
                                                    (in millions)
Revenues
 Premiums. . . . . . . . . . . . . . .   $  969.9   $  940.0      $  865.0
 Net investment income . . . . . . . .      663.9      667.5         591.6
 Net realized investment and other
  gains (losses), net of amounts
  credited to the policyholder dividend
  obligation of $(11.9) million,
  $(17.0) million and $14.1 million,
  respectively . . . . . . . . . . . .       (5.2)      (3.6)         (2.9)
 Other closed block revenues . . . . .        0.1        0.6          (0.6)
                                         --------   --------      --------
   Total closed block revenues . . . .    1,628.7    1,604.5       1,453.1

Benefits and Expenses
 Benefits to policyholders . . . . . .    1,057.6      924.4         870.0
 Change in the policyholder dividend
  obligation . . . . . . . . . . . . .      (60.2)      54.9          46.6
 Other closed block operating costs and
  expenses . . . . . . . . . . . . . .       (5.2)      (6.3)        (10.0)
 Dividends to policyholders. . . . . .      489.7      474.9         407.1
                                         --------   --------      --------
   Total benefits and expenses . . . .    1,481.9    1,447.9       1,313.7
                                         --------   --------      --------
 Closed block revenues, net of closed
  block benefits and expenses, before
  income taxes and cumulative effect of
  accounting change. . . . . . . . . .      146.8      156.6         139.4
 Income taxes, net of amounts credited
  to the policyholder dividend
  obligation of $1.3 million, $4.6
  million, and $2.8 million,
  respecitively. . . . . . . . . . . .       50.0       53.0          52.3
                                         --------   --------      --------
 Closed block revenues, net of closed
  block benefits and expenses and
  income taxes, before cumulative
  effect of accounting change. . . . .       96.8      103.6          87.1
                                         --------   --------      --------
 Cumulative effect of accounting
  change, net of tax . . . . . . . . .         --       (1.4)           --
                                         --------   --------      --------
 Closed block revenues, net of closed
  block benefits and expenses, income
  taxes and the cumulative effect of
  accounting change. . . . . . . . . .   $   96.8   $  102.2      $   87.1
                                         ========   ========      ========



Maximum future earnings from closed block assets and liabilities:



                                                             December 31,
                                                          -------------------
                                                            2002        2001
                                                          ---------  -----------
                                                             (in millions)
Beginning of period . . . . . . . . . . . . . . . . . .   $2,825.7    $2,927.9
End of period . . . . . . . . . . . . . . . . . . . . .    2,728.9     2,825.7
                                                          --------    --------
 Change during period . . . . . . . . . . . . . . . . .   $  (96.8)   $ (102.2)
                                                          ========    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 8 - Debt and Line of Credit

Short-term and long-term debt consists of the following:




                                                              December 31,
                                                            ----------------
                                                             2002      2001
                                                            -------  ----------
                                                             (in millions)
Short-term debt:
 Current maturities of long-term debt . . . . . . . . . .   $ 99.5    $ 124.6
Long-term debt:
 Surplus notes, 7.38% maturing in 2024 (1). . . . . . . .    447.4      447.3
 Notes payable, interest ranging from 4.67% to 12.0%, due
  in varying amounts to 2013. . . . . . . . . . . . . . .    242.3      296.0
                                                            ------    -------
Total long-term debt. . . . . . . . . . . . . . . . . . .    689.7      743.3
Less current maturities . . . . . . . . . . . . . . . . .    (99.5)    (124.6)
                                                            ------    -------
Long-term debt. . . . . . . . . . . . . . . . . . . . . .    590.2      618.7
                                                            ------    -------
 Total long and short-term debt before fair value
  adjustments . . . . . . . . . . . . . . . . . . . . . .    689.7      743.3
Fair value adjustments related to interest rate swaps (1)    113.7       43.0
                                                            ------    -------
Total long and short-term debt after fair value
 adjustments. . . . . . . . . . . . . . . . . . . . . . .   $803.4    $ 786.3
                                                            ======    =======
Consumer notes:
 Notes payable, interest ranging from 2.65% to 6.00% due
  in varying amounts to 2032. . . . . . . . . . . . . . .   $290.2         --
                                                            ======    =======


(1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under FAS 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of
Insurance.   The notes payable consists of debt issued by various other operating subsidiaries of the Company.

At December 31, 2002, the Company had a committed line of credit through a group of banks including Fleet National Bank, JPMorgan Chase, Citicorp USA, Inc., The Bank of New York, The Bank of Nova Scotia, Fleet Securities, Inc. and JPMorgan Securities, Inc., totaling $1.0 billion, $500.0 million pursuant to a 364-day commitment (renewed effective July 26, 2002) and $500.0 million pursuant to a multi-year facility (renewable in 2005). The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2002. At December 31, 2002, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2003-$99.5 million; 2004-$19.7 million; 2005-$28.5 million; 2006-$16.3 million; 2007-$13.0 million and thereafter-$512.7 million.

Interest expense on debt, included in other operating costs and expenses, was $52.6 million, $59.0 million and $62.6 million in 2002, 2001 and 2000, respectively. Interest paid amounted to $47.0 in 2002, $55.8 million in 2001, and $63.4 million in 2000.


Consumer Notes

The Company issues consumer notes through its SignatureNotes program.
 SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes are as follows: 2005-$4.8 million;
2006-$12.2 million; 2007-$26.8 million and thereafter-$252.2 million.   As of
December 31, 2002, there are no maturities of consumer notes in 2003 or 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 8 - Debt and Line of Credit

Interest expense on consumer notes, included in benefits to policyholders, was $2.5 million in 2002. No interest expense was incurred in 2001 and 2000.
 Interest paid amounted to $1.4 million in 2002. No interest was paid in 2001 or 2000.


Note 9 - Minority Interest

Minority interest relates to preferred stock issued by Signature Tomato, a subsidiary of Signature Fruit, a subsidiary of the Company, which acquired certain assets and assumed certain liabilities out of bankruptcy proceedings of Tri-Valley Growers, Inc., a cooperative association, and equity interests in consolidated partnerships. For financial reporting purposes, the assets, the liabilities, and earnings of Signature Fruit and the partnerships are consolidated in the Company's financial statements.

In conjunction with the transaction discussed above, Signature Tomato, a subsidiary of Signature Fruit, issued $2.1 million of 14.24% cumulative, voting preferred stock in exchange for debt. In addition, Signature Fruit sold 3.0% of its Class A membership shares to outside third parties with put options exercisable in a period from one to three years from acquisition.

The minority interest in the equity of consolidated partnerships of approximately $5.2 million reflects the original investment by minority shareholders in various consolidated partnerships, along with their proportional share of the earnings or losses of these partnerships.

The minority interest in the equity of unconsolidated partnerships reflect the original investment by minority shareholders in a consolidated partnership, along with their proportional share of the earnings or losses of this partnership.


Note 10 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:



                                2002                    2001                    2000
                              Premiums                Premiums                Premiums
                        ---------------------   ---------------------   ---------------------
                         Written     Earned      Written     Earned      Written      Earned
                        ----------  ----------  ----------  ----------  ----------  ------------
                                                    (in millions)
Life, Health and
 Annuity:
 Direct . . . . . . .   $ 2,570.1   $ 2,565.0   $ 3,076.8   $ 3,080.7   $ 3,181.1    $ 3,180.3
 Assumed. . . . . . .       469.3       469.3       427.7       427.7       465.3        465.4
 Ceded. . . . . . . .    (1,050.1)   (1,050.1)   (1,156.5)   (1,156.5)   (1,255.0)    (1,255.0)
                        ---------   ---------   ---------   ---------   ---------    ---------
   Net life, health
    and annuity
    premiums. . . . .   $ 1,989.3   $ 1,984.2   $ 2,348.0   $ 2,351.9   $ 2,391.4    $ 2,390.7
                        =========   =========   =========   =========   =========    =========



For the years ended December 31, 2002, 2001 and 2000, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $645.9 million, $552.7 million, and $649.4 million, respectively.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 10 - Reinsurance

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2002, would not be material.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.


Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified and non-qualified defined benefit and qualified defined contribution pension plans.
 Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by U.S. tax law. Prior to 2002, pension benefits under the Company's defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $141.8 million in 2002, $115.9 million in 2001, and $102.2 million in 2000. Plan assets consist principally of listed domestic and international equity securities, private equity securities including timber and agricultural real estate, corporate obligations, and U.S. and foreign government securities.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. In 2002 and 2001, $3.0 million and
$0.0 million, respectively, were contributed to these plans.   $3.0 million was
contributed to only one plan to ensure that the plan's assets continued to exceed the plan's Accumulated Benefit Obligation. This contribution is not deductible for 2002, but is expected to be deductible for 2003. The funding policy for non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year.

The Company recognized a loss of $41.2 million in 2002 and a gain of $19.7 million in 2001 in other comprehensive income, before taxes from the increase in the additional minimum liability (less the increase in the intangible asset) over the value at the end of the prior year.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans
 (continued)

Defined contribution plans include The Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $10.4 million, $10.6 million, and $8.3 million, in 2002, 2001 and 2000, respectively.

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of
its retired employees and general agency personnel.   Substantially all
employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care and dental coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service.

The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 2002 and 2001, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees and a 401(h) account under the pension plan. The plan assets underlying the insurance contract are comprised of approximately 60% equity securities and 40% fixed income investments. The plan assets in the 401(h) account are comprised of approximately 75% equity securities and 25% fixed income investments. Plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments, held in a 501(c) (9) trust.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans
 (continued)

The changes in benefit obligation and plan assets related to the Company's qualified and nonqualified benefit plans are summarized as follows:



                                       Years Ended December 31,
                           -----------------------------------------------
                                                       Other Postretirement
                               Pension Benefits              Benefits
                           -------------------------   ---------------------
                              2002          2001         2002         2001
                           ------------  ------------  ----------  ------------
                                             (in millions)
Change in benefit
 obligation:
 Benefit obligation at
  beginning of year. . .    $1,933.1      $1,803.6      $ 441.4      $ 486.8
 Service cost. . . . . .        27.8          30.7          4.0          5.9
 Interest cost . . . . .       133.9         129.1         33.5         31.8
 Amendments. . . . . . .         9.9          50.1           --        (48.3)
 Actuarial loss (gain) .        91.9          46.7        143.9         (1.3)
 Benefits paid . . . . .      (161.0)       (127.1)       (37.4)       (29.6)
 Curtailment . . . . . .        (6.3)           --         (1.1)        (3.9)
                            --------      --------      -------      -------
 Benefit obligation at
  end of year. . . . . .     2,029.3       1,933.1        584.3        441.4
                            --------      --------      -------      -------
Change in plan assets:
 Fair value of plan
  assets at beginning of
  year . . . . . . . . .     2,196.9       2,410.9        245.7        261.4
 Actual return on plan
  assets . . . . . . . .      (201.5)       (105.8)       (25.5)        (6.7)
 Employer contribution .        26.6          18.9         21.4         20.6
 Employee contribution .          --            --          3.9          6.5
 Benefits paid . . . . .      (161.0)       (127.1)       (41.3)       (36.1)
                            --------      --------      -------      -------
 Fair value of plan
  assets at end of year.     1,861.0       2,196.9        204.2        245.7
                            --------      --------      -------      -------
Funded status. . . . . .      (168.3)        263.8       (380.1)      (195.7)
Unrecognized actuarial
 loss (gain) . . . . . .       511.5          24.3         98.8        (95.3)
Unrecognized prior
 service cost. . . . . .        67.9          67.9        (42.3)       (47.5)
Unrecognized net
 transition asset. . . .         0.1           0.1           --           --
                            --------      --------      -------      -------
Prepaid (accrued) benefit
 cost, net . . . . . . .    $  411.2      $  356.1      $(323.6)     $(338.5)
                            ========      ========      =======      =======
Amounts recognized in the
 consolidated balance
 sheets consist of:
 Prepaid benefit cost. .    $  581.7      $  523.9
 Accrued benefit
  liability including
  minimum liability. . .      (275.1)       (231.6)
 Intangible asset. . . .         0.1           0.5
 Accumulated other
  comprehensive income .       104.5          63.3
                            --------      --------
Net amount recognized. .    $  411.2      $  356.1
                            ========      ========



The assumptions used in accounting for the Company's qualified and nonqualified benefit plans were as follows:



                                        Years Ended December 31,
                            --------------------------------------------
                                                        Other Postretirement
                                 Pension Benefits             Benefits
                            -------------------------   ---------------------
                                2002          2001         2002        2001
                            -------------  -----------  ----------  -----------
                                              (in millions)
Discount rate . . . . . .       6.75%         7.25%       6.75%        7.25%
Expected return on plan
 assets . . . . . . . . .       9.50%         9.50%       9.50%        9.50%
Rate of compensation
 increase . . . . . . . .       3.50%         4.20%         --           --

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans
 (continued)

The expected return on plan assets rates shown above are the rates used in computing the net periodic costs for the year. The rates of compensation increase and the discount rate shown above are the rates used in computing the year-end measurements and for computing the net periodic costs for the following year.

For measurement purposes, a 10.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003. The rate was assumed to decrease gradually to 5.25% in 2008 and remain at that level thereafter.

For the prior valuation, an 8.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 5.25% in 2006 and remain at that level thereafter.

The net periodic benefit (credit) cost related to the Company's qualified and nonqualified benefit plans includes the following components:



                                       Years Ended December 31,
                        ------------------------------------------------------
                                                        Other Postretirement
                             Pension Benefits                 Benefits
                        ---------------------------   ------------------------
                         2002      2001      2000      2002     2001      2000
                        --------  --------  --------  -------  -------  ---------
                                            (in millions)
Service cost. . . . .   $  27.8   $  30.7   $  34.0   $  4.0   $  5.9    $  7.8
Interest cost . . . .     133.9     129.1     129.2     33.5     31.8      30.9
Expected return on
 plan assets. . . . .    (201.5)   (223.8)   (209.9)   (22.8)   (24.4)    (24.1)
Amortization of
 transition asset . .       0.1       0.1     (12.0)      --       --        --
Amortization of prior
 service cost . . . .       7.0       6.5       4.6     (3.2)    (2.2)     (0.2)
Recognized actuarial
 gain . . . . . . . .       7.6     (18.3)     (9.3)    (1.9)    (6.8)     (8.7)
Other . . . . . . . .        --        --        --       --     (3.9)       --
                        -------   -------   -------   ------   ------    ------
 Net periodic benefit
  (credit) cost . . .   $ (25.1)  $ (75.7)  $ (63.4)  $  9.6   $  0.4    $  5.7
                        =======   =======   =======   ======   ======    ======



Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:



                                               1-Percentage    1-Percent Point
                                              Point Increase      Decrease
                                              --------------  -----------------
                                                       (in millions)

Effect on total of service and interest
 costs in 2002. . . . . . . . . . . . . . .       $ 3.4            $ (3.1)
Effect on postretirement benefit obligations
 as of December 31, 2002. . . . . . . . . .        45.0             (41.5)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans
 (continued)

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.



                                               Years Ended December 31,
                        ---------------------------------------------------------------------
                                       2002                                2001
                        ---------------------------------   ---------------------------------
                        Qualified  Nonqualified             Qualified  Nonqualified
                          Plans       Plans       Total       Plans       Plans        Total
                        ---------  ------------  ---------  ---------  ------------  -----------
                                                    (in millions)
Benefit obligation at
 the end of year. . .   $1,727.4     $ 301.9     $2,029.3   $1,674.4     $ 258.7      $1,933.1
Fair value of plan
 assets at end of year   1,855.8         5.2      1,861.0    2,192.3         4.6       2,196.9
                        --------     -------     --------   --------     -------      --------
Funded status . . . .      128.4      (296.7)      (168.3)     517.9      (254.1)        263.8
Unrecognized net
 actuarial (gain)loss      374.7       136.8        511.5      (65.7)       90.0          24.3
Unrecognized prior
 service cost . . . .       78.6       (10.7)        67.9       71.7        (3.8)         67.9
Unrecognized
 transition (asset)
 liability. . . . . .         --         0.1          0.1         --         0.1           0.1
                        --------     -------     --------   --------     -------      --------
Prepaid benefit
 (accrued) cost . . .   $  581.7     $(170.5)    $  411.2   $  523.9     $(167.8)     $  356.1
Prepaid benefit cost.   $  581.7           -     $  581.7   $  523.9           -      $  523.9
Accrued benefit
 liability including
 minimum liability. .         --     $(275.1)      (275.1)        --     $(231.6)       (231.6)
Intangible asset. . .         --         0.1          0.1         --         0.5           0.5
Accumulated other
 comprehensive income         --       104.5        104.5         --        63.3          63.3
                        --------     -------     --------   --------     -------      --------
 Net amount recognized  $  581.7     $(170.5)    $  411.2   $  523.9     $(167.8)     $  356.1
                        --------     -------     --------   --------     -------      --------
Service cost. . . . .   $   26.1     $   1.7     $   27.8   $   26.0     $   4.7      $   30.7
Interest cost . . . .      115.9        18.0        133.9      110.1        19.0         129.1
Expected return on
 plan assets. . . . .     (201.3)       (0.2)      (201.5)    (223.7)       (0.1)       (223.8)
Amortization of
 transition asset . .          -         0.1          0.1         --         0.1           0.1
Amortization of prior
 service cost . . . .        6.5         0.5          7.0        4.5         2.0           6.5
Recognized actuarial
 gain . . . . . . . .        1.5         6.1          7.6      (24.8)        6.5         (18.3)
                        --------     -------     --------   --------     -------      --------
 Net periodic benefit
  (credit) cost . . .   $  (51.3)    $  26.2     $  (25.1)  $ (107.9)    $  32.2      $  (75.7)
                        ========     =======     ========   ========     =======      ========




Note 12 - Commitments, Guarantees and Contingencies


Commitments

The Company has extended commitments to purchase fixed maturity investments, preferred and common stock, and other invested assets and to issue mortgage loans on real estate totaling $485.2 million, $0.3 million, $729.9 million and $279.8 million, respectively at December 31, 2002. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $1.2 billion at December 31, 2001. The majority of these commitments expire in 2003.


Guarantees

In the course of business the Company enters into guarantees which vary in nature and purpose. The following guarantee is disclosed pursuant to FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others".

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company guarantees certain mortgage securitizations transactions the Company entered into with FNMA and FHLMC. This guarantee will persist until the pool of mortgages is paid off in full by the mortgagees. The Company must perform under this guarantee where the mortgagees fail to repay their mortgages. The maximum amount of future payments the Company may be required to make pursuant to the guarantee is approximately equivalent to the December 31, 2002 aggregate outstanding principal balance of the pool of FNMA loans of $19.2 million and the FHMLC loans of $20.1 million.


Contingencies


Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $11.9 million and $52.7 million at December 31, 2002 and 2001, respectively. The Company incurred no costs related to the settlement in 2002 or 2000. Costs incurred related to the settlement were $30.0 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. The Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998.
 The type of relief sought by class members differed from the Company's initial
estimates.    In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in 2001. The adjustment to the reserve in the fourth quarter of 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

Administration of the alternative dispute resolution (ADR) component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.


Harris Trust

Since 1983, the Company has been involved in complex litigation known as Harris Trust and Savings Bank, as Trustee of Sperry Master Retirement Trust No. 2 v. John Hancock Mutual Life Insurance Company (S.D.N.Y. Civ. 83-5491). After successive appeals to the Second Circuit and to the U.S. Supreme Court, the case was remanded to the District Court and tried to a Federal District Court judge in 1997. The judge issued an opinion in November 2000.

In that opinion the Court found against the Company and awarded the Trust approximately $13.8 million in relation to this claim together with unspecified additional pre-judgment interest on this amount from October 1988. The Court also found against the Company on issues of liability valuation and ERISA law.
 Damages in the amount of approximately $5.7 million, together with unspecified pre-judgment interest from December 1996, were awarded on these issues. As part of the relief, the judge ordered the removal of Hancock as a fiduciary to the plan. On April 11, 2001, the Court entered a judgment against the Company for approximately $84.9 million, which includes damages to the plaintiff, pre-judgment interest, attorney's fees and other costs.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

On May 14, 2001 the Company filed an appeal in this case. On August 20, 2002, the Second Circuit Court of Appeals issued a ruling, affirming in part, reversing in part, and vacating in part the District Court's judgment in this case. The Second Circuit Court of Appeals' opinion overturned substantial portions of the District Court's opinion, representing the vast majority of the lower court's award of damages and fees, and sent the matter back to the District Court for further proceedings. The matter remains in litigation, and no final judgment has been entered.

Notwithstanding what the Company believes to be the merits of its position in this case, if unsuccessful, its ultimate liability, including fees, costs and interest could have a material adverse impact on net income. However, the Company does not believe that any such liability would be material in relation to its financial position or liquidity.


Modal Premium Litigation

On July 19, 2002, the Company announced it had entered into a class action lawsuit settlement agreement involving policyholders who paid premiums on a monthly, quarterly or semiannual basis, rather than annually. The class action lawsuit, known as the "Modal Premium" action, was filed in a New Mexico state court. As a result of the settlement, the Company established a $30.0 million reserve ($19.5 million after taxes) as of June 30, 2002 to provide for economic relief in the form of a Settlement Death Benefit to the approximately 1.5 million class members who purchased various insurance products from the Company and paid on a monthly, quarterly or semi-annual basis. The reserve also provides for the legal and administrative costs associated with the settlement.
 In entering into the settlement, the Company specifically denied any wrongdoing. The Settlement Death Benefit Period began on February 19, 2003 and extends for either nine or twelve months, depending upon the age of the class member. Although some uncertainty remains as to the final cost of the settlement, it is expected that it will not differ materially from the amounts presently provided for by the Company.


Other

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2002. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.


Note 13 - Shareholder's Equity

(a) Common Stock

As result of the Reorganization, as described in Note 1, the Company converted to a stock life insurance company. The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

(b) Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:



                                        Net
                           Net      Accumulated    Foreign                 Accumulated
                        Unrealized  Gain (Loss)   Currency     Minimum        Other
                          Gains       on Cash    Translation   Pension    Comprehensive
                         (Losses)   Flow Hedges  Adjustment   Liability      Income
                        ----------  -----------  -----------  ---------  ---------------
                                                (in millions)
Balance at December
 31, 1999 . . . . . .    $ 69.1          --        $(2.5)      $(61.2)       $  5.4
Gross unrealized gains
 (losses) (net of
 deferred income tax
 benefit of $8.1
 million) . . . . . .     (12.7)         --           --           --         (12.7)
Reclassification
 adjustment for gains
 (losses), realized in
 net income (net of
 tax expense of $59.8
 million) . . . . . .     111.2          --           --           --         111.2
Adjustment for
 participating group
 annuity contracts
 (net of deferred
 income tax benefit of
 $3.6 million). . . .      (6.8)         --           --           --          (6.8)
Adjustment for
 deferred policy
 acquisition costs and
 present value of
 future profits (net
 of deferred income
 tax benefit of $15.4
 million) . . . . . .     (28.3)         --           --           --         (28.3)
Adjustment for
 policyholder dividend
 obligation (net of
 deferred income tax
 benefit of $4.7
 million) . . . . . .      (8.8)         --           --           --          (8.8)
                         ------          -         -----       ------        ------
Net unrealized gains
 (losses) . . . . . .      54.6          --           --           --          54.6
Foreign currency
 translation
 adjustment . . . . .        --          --         (1.5)          --          (1.5)
Minimum pension
 liability (net of
 deferred income tax
 expense of $4.4
 million) . . . . . .        --          --           --          8.2           8.2
                         ------          -         -----       ------        ------
Balance at December
 31, 2000 . . . . . .    $123.7          --        $(4.0)      $(53.0)       $ 66.7
                         ------          -         -----       ------        ------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                        Net
                                    Accumulated
                           Net         Gain        Foreign                 Accumulated
                        Unrealized    (Loss)      Currency     Minimum        Other
                          Gains       on Cash    Translation   Pension    Comprehensive
                         (Losses)   Flow Hedges  Adjustment   Liability      Income
                        ----------  -----------  -----------  ---------  ---------------
                                                (in millions)
Balance at December
 31, 2000 . . . . . .    $123.7           --       $(4.0)      $(53.0)       $ 66.7
Gross unrealized gains
 (losses) (net of
 deferred income tax
 benefit of $49.1
 million) . . . . . .     (88.3)          --          --           --         (88.3)
Reclassification
 adjustment for gains
 (losses), realized in
 net income (net of
 tax expense of $80.8
 million) . . . . . .     150.1           --          --           --         150.1
Adjustment for
 participating group
 annuity contracts
 (net of deferred
 income tax benefit of
 $5.1 million). . . .      (9.5)          --          --           --          (9.5)
Adjustment for
 deferred policy
 acquisition costs and
 present value of
 future profits (net
 of deferred income
 tax benefit of $25.8
 million) . . . . . .     (47.8)          --          --           --         (47.8)
Adjustment for
 policyholder dividend
 obligation (net of
 tax expense of $46.1
 million) . . . . . .     (85.6)          --          --           --         (85.6)
                         ------       ------       -----       ------        ------
Net unrealized gains
 (losses) . . . . . .     (81.1)          --          --           --         (81.1)
Foreign currency
 translation
 adjustment . . . . .        --           --         1.0           --           1.0
Minimum pension
 liability (net of
 deferred income tax
 expense of $8.2
 million) . . . . . .        --           --          --         15.2          15.2
Net accumulated gains
 (losses) on cash flow
 hedges (net of tax
 benefit of $2.1
 million) . . . . . .        --         (3.8)         --           --          (3.8)
Change in accounting
 principle (net of
 income tax expense of
 $122.6 million). . .     204.7         22.9          --           --         227.6
                         ------       ------       -----       ------        ------
Balance at December
 31, 2001 . . . . . .    $247.3       $ 19.1       $(3.0)      $(37.8)       $225.6
                         ======       ======       =====       ======        ======

Gross unrealized gains
 (losses) (net of
 deferred income tax
 expense of $32.1
 million) . . . . . .      87.2           --          --           --          87.2
Reclassification
 adjustment for gains
 (losses), realized in
 net income (net of
 income tax benefit of
 $61.6 million) . . .     114.4           --          --           --         114.4
Adjustment for
 participating group
 annuity contracts
 (net of deferred
 income tax benefit of
 $14.6 million) . . .     (27.2)          --          --           --         (27.2)
Adjustment for
 deferred policy
 acquisition costs and
 present value of
 future profits (net
 of deferred income
 tax benefit of $20.5
 million) . . . . . .     (38.0)          --          --           --         (38.0)
Adjustment for
 policyholder dividend
 obligation - (net of
 deferred income tax
 expense of $38.0
 million) . . . . . .     (70.7)          --          --           --         (70.7)
                         ------       ------       -----       ------        ------
Net unrealized gains
 (losses) . . . . . .      65.7           --          --           --          65.7
Foreign currency
 translation
 adjustment . . . . .        --           --          --           --            --
Minimum pension
 liability (net of
 deferred income tax
 benefit of $13.2
 million) . . . . . .        --           --          --        (24.4)        (24.4)
Net accumulated gains
 (losses) on cash flow
 hedges (net of income
 tax expense of $94.5
 million) . . . . . .        --        175.3          --           --         175.3
                         ------       ------       -----       ------        ------
Balance at December
 31, 2002 . . . . . .    $313.0       $194.4       $(3.0)      $(62.2)       $442.2
                         ======       ======       =====       ======        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Net unrealized investment and other gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:



                                           For the Years Ended December 31,
                                          ---------------------------------
                                             2002        2001         2000
                                          -----------  ----------  ------------
                                                    (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses)
  on:
   Fixed maturities . . . . . . . . . .    $ 839.8      $ 294.1      $ 103.0
   Equity investments . . . . . . . . .       42.1        129.2        258.5
   Derivatives and other. . . . . . . .       41.7        205.0       (155.8)
                                           -------      -------      -------
Total . . . . . . . . . . . . . . . . .      923.6        628.3        205.7
Amounts of unrealized investment (gains)
 losses attributable to:
 Participating group annuity contracts.      (90.8)       (49.0)       (34.4)
 Deferred policy acquisition cost and
  present value of future profits . . .     (109.5)       (51.0)        22.6
 Policyholder dividend obligation . . .     (253.9)      (145.2)       (13.5)
 Deferred federal income taxes. . . . .     (156.4)      (135.8)       (56.7)
                                           -------      -------      -------
Total . . . . . . . . . . . . . . . . .     (610.6)      (381.0)       (82.0)
                                           -------      -------      -------
Net unrealized investment gains . . . .    $ 313.0      $ 247.3      $ 123.7
                                           =======      =======      =======



(c) Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance for a permitted accounting practice. The Company currently has three permitted practices which relate to an admitted asset for the pension plan prepaid expense, an admitted asset for the start-up and launch costs due from the experience fund of the Federal Long-Term Care Program, and an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." As a result of this permitted practice, the Company's reported statutory surplus as of December 31, 2002 is increased by $159.7 million over what it would be under NAIC SAP. Statutory net income is not impacted by this permitted practice.

During 2002, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record an admitted asset for the Federal Long-Term Care Program start-up and launch costs due from its experience fund of $19.3 million at December 31, 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

During 2002, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record an admitted asset for the after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial of $60.5 million at December 31, 2002, which will be amortized over five years. There are no other material permitted practices.

Statutory net income and surplus include the accounts of the Company and its variable life insurance subsidiary, John Hancock Variable Life Insurance Company, including its wholly-owned subsidiary, Investors Partner Life Insurance Company. Investors Guaranty Life Insurance Company, a former subsidiary of the Company, was sold in 2001, and its statutory net income for the period January 1, 2001 to May 22, 2001 and for the year 2000, and its statutory surplus at December 31, 2000, are included in the table below.



                                  As of or for the Years Ended December 31,
                                 ------------------------------------------
                                      2002            2001            2000
                                 ---------------  -------------  --------------
                                                (in millions)
Statutory net income . . . . .      $  271.7        $  631.4        $  617.6
Statutory surplus. . . . . . .      $3,524.1        $3,513.6        $3,700.5



Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.


Note 14 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

Asset Gathering Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds and closed end funds. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Guaranteed and Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's new consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms.

Investment Management Segment. Offers a wide range of investment management products and services to investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Corporate and Other Segment. Primarily consists of the Company's international group insurance program, certain corporate operations, and businesses that are either disposed or in run-off. The international group insurance program consists of an international network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as after-tax adjustments to segment net income in the tables below primarily relate to:

(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs, amounts credited to participating pension contractholder accounts and policyholder dividend obligation (the adjustment for net realized investment and other gains (losses) excludes gains and losses from mortgage securitizations because management views the related gains and losses as an integral part of the core business of those operations);

(ii) a 2002 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving a dispute regarding disclosure of costs on various modes of life insurance policy premium payment and a 2001 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996;

(iii) restructuring costs related to reducing staff in the home office and terminating certain operations outside the home office;

(iv) the surplus tax on mutual life insurance companies which, as a stock company is no longer applicable to the Company;

(v)  cumulative effect of accounting changes;

(vi) a charge for one time costs associated with the demutualization process;
    and

(vii) a 2000 charge for a group pension dividend resulting from demutualization related asset transfers and the formation of a corporate account.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                      Asset                 Investment  Corporate
2002                    Protection  Gathering     G&SFP     Management  and Other   Consolidated
----------------------  ----------  ----------  ----------  ----------  ---------  --------------
Revenues:
 Revenues from
  external customers.   $ 1,948.5   $   548.0   $    64.5   $   76.0    $  703.2     $ 3,340.2
 Net investment income    1,310.7       575.7     1,703.9       15.1       (24.4)      3,581.0
 Inter-segment
  revenues. . . . . .          --         1.1          --       33.5       (34.6)           --
                        ---------   ---------   ---------   --------    --------     ---------
 Segment revenues . .     3,259.2     1,124.8     1,768.4      124.6       644.2       6,921.2
 Net realized
  investment and other
  gains (losses). . .       (65.1)      (42.5)     (313.8)       0.4       (30.4)       (451.4)
                        ---------   ---------   ---------   --------    --------     ---------
 Revenues . . . . . .   $ 3,194.1   $ 1,082.3   $ 1,454.6   $  125.0    $  613.8     $ 6,469.8
                        =========   =========   =========   ========    ========     =========
Net Income:
 Segment after-tax
  operating income. .   $   309.7   $   130.7   $   268.7   $   21.2    $   44.3     $   774.6
 Realized investment
  gains (losses). . .       (41.4)      (25.7)     (199.6)       0.4       (19.5)       (285.8)
 Class action lawsuit       (18.7)         --          --         --        (0.8)        (19.5)
 Restructuring charges       (5.7)       (6.1)       (0.6)      (0.8)        2.8         (10.4)
                        ---------   ---------   ---------   --------    --------     ---------
 Net income . . . . .   $   243.9   $    98.9   $    68.5   $   20.8    $   26.8     $   458.9
                        =========   =========   =========   ========    ========     =========
Supplemental
 Information:
 Equity in net income
  of investees. . . .
 Accounted for by the
  equity method . . .   $    17.9   $     8.7   $    34.5   $    0.3    $    3.4     $    64.8
 Amortization of
  deferred policy
  Acquisition costs .       171.1       140.5         2.2         --        (0.4)        313.4
 Interest expense . .         0.5         0.5          --        6.7        44.9          52.6
 Income tax expense .       133.4        42.5        17.6       12.2       (97.1)        108.6
 Segment assets . . .    31,772.9    16,052.8    34,967.0    2,370.8     2,643.5      87,807.0
Net Realized
 Investment and other
 Gains (Losses) Data:
 Net realized
  investment and other
  gains (losses). . .   $   (87.8)  $   (70.9)  $  (337.2)  $    1.6    $  (30.4)    $  (524.7)
 Less amortization of
  deferred policy
  acquisition costs
  related to net
  realized investment
  and other gains
  (losses). . . . . .        10.8        28.1          --         --          --          38.9
 Less amounts credited
  to participating
  pension
  contractholder
  accounts. . . . . .          --          --        23.4         --          --          23.4
 Add amounts credited
  to the policyholder
  dividend obligation        11.9          --          --         --          --          11.9
                        ---------   ---------   ---------   --------    --------     ---------
 Net realized
  investment and other
  gains (losses), net
  of related
  amortization of
  deferred policy
  acquisition costs,
  amounts credited to
  participating
  pension
  contractholders and
  amounts credited to
  the policyholder
  dividend
  obligation--per the
  consolidated
  financial statements      (65.1)      (42.8)     (313.8)       1.6       (30.4)       (450.5)
 Less net realized
  investment and other
  gains (losses)
  attributable to
  mortgage
  securitizations . .          --         0.3          --       (1.2)         --          (0.9)
                        ---------   ---------   ---------   --------    --------     ---------
 Net realized
  investment and other
  gains (losses),
  net-pre-tax
  adjustment made to
  calculate segment
  operating income. .       (65.1)      (42.5)     (313.8)       0.4       (30.4)       (451.4)
 Less income tax
  effect. . . . . . .        23.7        16.8       114.2         --        10.9         165.6
                        ---------   ---------   ---------   --------    --------     ---------
 Net realized
  investment and other
  gains (losses),
  net-after-tax
  adjustment made to
  calculate segment
  operating income. .   $   (41.4)  $   (25.7)  $  (199.6)  $    0.4    $  (19.5)    $  (285.8)
                        =========   =========   =========   ========    ========     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                       Asset                 Investment  Corporate
2001                                     Protection  Gathering     G&SFP     Management  and Other   Consolidated
---------------------------------------  ----------  ----------  ----------  ----------  ---------  --------------
Revenues:
 Revenues from external customers. . .   $ 1,796.2   $   656.5   $   535.0   $   86.5    $  652.6     $ 3,726.8
 Net investment income . . . . . . . .     1,258.5       498.5     1,834.5       28.7        26.0       3,646.2
 Inter-segment revenues. . . . . . . .          --          --          --       28.0       (28.0)           --
                                         ---------   ---------   ---------   --------    --------     ---------
 Segment revenues. . . . . . . . . . .     3,054.7     1,155.0     2,369.5      143.2       650.6       7,373.0
 Net realized investment and other
  gains (losses) . . . . . . . . . . .       (98.1)      (54.8)     (121.1)      (0.2)       25.2        (249.0)
                                         ---------   ---------   ---------   --------    --------     ---------
 Revenues. . . . . . . . . . . . . . .   $ 2,956.6   $ 1,100.2   $ 2,248.4   $  143.0    $  675.8     $ 7,124.0
                                         =========   =========   =========   ========    ========     =========
Net Income:
 Segment after-tax operating income. .   $   284.3   $   148.3   $   238.0   $   29.8    $   55.4     $   755.8
 Realized investment gains (losses). .       (62.2)      (34.7)      (77.0)      (0.2)       16.6        (157.5)
 Class action lawsuit. . . . . . . . .          --          --          --         --       (19.5)        (19.5)
 Restructuring charges . . . . . . . .        (4.4)      (17.6)       (1.2)      (0.9)       (1.3)        (25.4)
 Surplus tax . . . . . . . . . . . . .         9.6         0.2         2.6        0.1         0.8          13.3
 Cumulative effect of accounting
  changes, net of tax. . . . . . . . .        11.7        (0.5)       (1.2)      (0.2)       (2.6)          7.2
                                         ---------   ---------   ---------   --------    --------     ---------
 Net income. . . . . . . . . . . . . .   $   239.0   $    95.7   $   161.2   $   28.6    $   49.4     $   573.9
                                         =========   =========   =========   ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method .   $    12.9   $     7.0   $    24.8   $    6.9    $    4.8     $    56.4
 Amortization of deferred policy
  acquisition costs. . . . . . . . . .       171.3        75.0         2.4          -         0.3         249.0
 Interest expense. . . . . . . . . . .         0.9         1.9          --       12.4        43.8          59.0
 Income tax expense. . . . . . . . . .       108.8        35.0        71.0       16.2       (30.3)        200.7
 Segment assets. . . . . . . . . . . .    28,912.5    14,740.5    32,253.9    2,049.8     3,168.0      81,124.7
Net Realized Investment and other Gains
 (Losses) Data:
 Net realized investment and other
  gains (losses) . . . . . . . . . . .      (122.9)      (76.4)      (78.8)       3.0        25.2        (249.9)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses) . . . . . . . . . . . . . .         7.8        21.6          --         --          --          29.4
 Less amounts credited to participating
  pension contractholder accounts. . .          --          --       (42.3)        --          --         (42.3)
 Add amounts credited to the
  policyholder dividend obligation . .        17.0          --          --         --          --          17.0
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related
  amortization of deferred policy
  acquisition costs, amounts credited
  to participating pension
  contractholders and amounts credited
  to the policyholder dividend
  obligation - per the consolidated
  financial statements . . . . . . . .       (98.1)      (54.8)     (121.1)       3.0        25.2        (245.8)
 Less net realized investment and other
  gains (losses) attributable to
  mortgage securitizations . . . . . .          --          --          --       (3.2)         --          (3.2)
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net-pre-tax
  adjustment made to calculate segment
  operating income . . . . . . . . . .       (98.1)      (54.8)     (121.1)      (0.2)       25.2        (249.0)
 Less income tax effect. . . . . . . .        35.9        20.1        44.1         --        (8.6)         91.5
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate segment
  operating income . . . . . . . . . .   $   (62.2)  $   (34.7)  $   (77.0)  $   (0.2)   $   16.6     $  (157.5)
                                         =========   =========   =========   ========    ========     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                       Asset                 Investment  Corporate
2000                                     Protection  Gathering     G&SFP     Management  and Other   Consolidated
---------------------------------------  ----------  ----------  ----------  ----------  ---------  --------------
Revenues:
 Revenues from external customers. . .   $ 1,690.7   $   750.1   $   685.3   $  150.2    $  458.9     $ 3,735.2
 Net investment income . . . . . . . .     1,196.3       445.8     1,741.9       22.7       157.2       3,563.9
 Inter-segment revenues. . . . . . . .          --          --          --       39.1       (39.1)           --
 Segment revenues. . . . . . . . . . .     2,887.0     1,195.9     2,427.2      212.0       577.0       7,299.1
 Net realized investment and other
  gains (losses) . . . . . . . . . . .       (24.4)       15.4       (64.7)       7.1       141.7          75.1
                                         ---------   ---------   ---------   --------    --------     ---------
 Revenues. . . . . . . . . . . . . . .   $ 2,862.6   $ 1,211.3   $ 2,362.5   $  219.1    $  718.7     $ 7,374.2
                                         =========   =========   =========   ========    ========     =========
Net Income:
 Segment after-tax operating income. .       238.8       128.8       211.6       46.8        82.4         708.4
 Realized investment gains (losses). .       (18.2)       18.6       (40.5)       4.4        87.3          51.6
 Restructuring charges . . . . . . . .        (6.7)       (1.4)       (2.6)        --        (1.3)        (12.0)
 Surplus tax . . . . . . . . . . . . .        20.8         0.6         6.5         --        18.1          46.0
 Demutualization expenses. . . . . . .         1.6         0.4         0.4         --         0.1           2.5
 Other demutualization related costs .        (6.8)       (1.3)       (1.7)        --        (0.2)        (10.0)
 Group pension dividend transfer . . .          --          --         5.7         --          --           5.7
                                         ---------   ---------   ---------   --------    --------     ---------
 Net income. . . . . . . . . . . . . .   $   229.5   $   145.7   $   179.4   $   51.2    $  186.4     $   792.2
                                         =========   =========   =========   ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method .   $     7.5   $     3.5   $    11.2   $   16.8    $  104.8     $   143.8
 Amortization of deferred policy
  acquisition costs. . . . . . . . . .       106.0        78.8         2.6         --        (0.3)        187.1
 Interest expense. . . . . . . . . . .         2.9         3.5         1.0       12.1        43.1          62.6
 Income tax expense. . . . . . . . . .        82.0        57.9        78.3       35.2        55.5         308.9
 Segment assets. . . . . . . . . . . .    27,091.5    14,067.2    31,161.1    3,124.5     2,967.7      78,412.0
Net Realized Investment and other Gains
 (Losses) Data:
 Net realized investment and other
  gains (losses) . . . . . . . . . . .       (23.2)       18.9       (57.8)      10.3       141.7          89.9
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses) . . . . . . . . . . . . . .        12.9        (3.5)         --         --          --           9.4
 Less amounts credited to participating
  pension contractholder accounts. . .          --          --        (6.9)        --          --          (6.9)
 Less amounts credited to policyholder
  dividend obligation. . . . . . . . .       (14.1)         --          --         --          --         (14.1)
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related
  amortization of deferred policy
  acquisition costs, amounts credited
  to participating pension
  contractholders and amounts credited
  to the policyholder dividend
  obligation- per consolidated
  financial statements . . . . . . . .       (24.4)       15.4       (64.7)      10.3       141.7          78.3
 Less net realized investment and other
  gains (losses) attributable to
  mortgage securitizations . . . . . .          --          --          --       (3.2)         --          (3.2)
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net-pre-tax
  adjustment made to calculate segment
  operating income                           (24.4)       15.4       (64.7)       7.1       141.7          75.1
 Less income tax effect                        6.2         3.2        24.2       (2.7)      (54.4)        (23.5)
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate segment
  operating income                       $   (18.2)  $    18.6   $   (40.5)  $    4.4    $   87.3     $    51.6
                                         =========   =========   =========   ========    ========     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company operates primarily in the United States and also in Indonesia. In addition, the international program consists of a network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:



                                                              Income Before
                                                            Incomes Taxes and
                                                                Cumulative
                                    Long-Lived                  Effect of
Location                  Revenues    Assets     Assets     Accounting Changes
------------------------  --------  ----------  ---------  --------------------
                                             (in millions)
2002
United States . . . . .   $6,191.6    $525.1    $87,719.6        $  556.8
Foreign - other . . . .      278.2       0.6         87.4            10.7
                          --------    ------    ---------        --------
                          $6,469.8    $525.7    $87,807.0        $  567.5
                          ========    ======    =========        ========
2001
United States . . . . .   $6,917.4    $533.8    $81,052.9        $  761.4
Foreign - other . . . .      206.6       0.6         71.8             6.0
                          --------    ------    ---------        --------
                          $7,124.0    $534.4    $81,124.7        $  767.4
                          --------    ------    ---------        --------
2000
United States . . . . .   $7,201.4    $419.6    $78,346.9        $1,093.4
Foreign - other . . . .      172.8       0.3         65.1             7.7
                          --------    ------    ---------        --------
                          $7,374.2    $419.9    $78,412.0        $1,101.1
                          ========    ======    =========        ========



The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.


Note 15 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

    Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Quarterly, a review is made of the entire fixed maturity portfolio to assess credit quality, including a review of all impairments with the Company's Committee of Finance, a sub-committee to the Board of Directors. At the end of each quarter our Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether impairments need to be taken. The results of this quarterly analysis are reviewed by the Company's Committee of Finance. The fair value for equity securities is based on quoted market prices.

    The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

    The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

    The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying amounts for short-term borrowings approximate fair value.

    Fair values for the Company's guaranteed investment contracts and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

    The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

    The fair value for commitments approximates the amount of the initial commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:




                                                 December 31,
                                 -------------------------------------------
                                         2002                   2001
                                 --------------------   --------------------
                                 Carrying     Fair      Carrying      Fair
                                   Value      Value       Value       Value
                                 ---------  ----------  ---------  ------------
                                                (in millions)
Assets:
 Fixed maturities:
   Held-to-maturity. . . . . .   $ 1,727.0  $ 1,777.2   $ 1,923.5   $ 1,908.2
   Available-for-sale. . . . .    42,046.3   42,046.3    36,072.1    36,072.1
 Equity securities:
   Available-for-sale. . . . .       349.6      349.6       562.3       562.3
   Trading securities. . . . .         0.7        0.7         1.4         1.4
 Mortgage loans on real estate    10,296.5   11,220.7     9,667.0    10,215.0
 Policy loans. . . . . . . . .     2,014.2    2,014.2     1,927.0     1,927.0
 Short-term investments. . . .       137.3      137.3        78.6        78.6
 Cash and cash equivalents . .       897.0      897.0     1,025.3     1,025.3
Derivatives:
 Futures contracts, net. . . .         0.3        0.3          --          --
 Interest rate swap agreements       165.4      165.4        24.9        24.9
 Interest rate swap CMT. . . .         1.7        1.7         7.5         7.5
 Interest rate cap agreements.        15.9       15.9         3.6         3.6
 Interest rate floor agreements       93.2       93.2        56.5        56.5
 Currency rate swap agreements       281.7      281.7       401.6       401.6
 Equity collar agreements. . .        12.8       12.8        16.7        16.7
Liabilities:
 Consumer notes. . . . . . . .       290.2      272.9          --          --
 Debt. . . . . . . . . . . . .       803.4      643.3       786.3       758.8
 Guaranteed investment
  contracts and funding
  agreements . . . . . . . . .    17,961.3   18,022.2    16,142.7    15,947.0
 Fixed rate deferred and
  immediate annuities. . . . .     8,466.9    8,310.6     6,212.2     6,123.3
 Supplementary contracts
  without life contingencies .        52.8       59.1        54.4        58.4
Derivatives:
 Futures contracts, net. . . .         0.2        0.2         0.9         0.9
 Interest rate swap agreements     1,229.1    1,229.1       420.3       420.3
 Interest rate swaption
  agreements . . . . . . . . .         3.2        3.2         1.3         1.3
 Currency rate swap agreements       156.8      156.8       318.2       318.2
 Equity collar agreements. . .          --         --        18.9        18.9
 Equity swaps. . . . . . . . .          --         --         0.1         0.1
Commitments. . . . . . . . . .          --   (1,537.9)         --    (1,241.3)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 - Stock Compensation Plans

On January 5, 2000, the Company, as sole shareholder of John Hancock Financial Services, Inc., approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors (the Board) of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Company, options of JHFS common stock granted may be either non-qualified options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire JHFS' common stock. In 2001, JHFS' Board adopted and the JHFS stockholders approved the amended and restated 1999 Long-Term Stock Incentive Plan (as amended, the Long-Term Stock Incentive Plan) and the Non-Employee Directors' Long-Term Stock Incentive Plan (the Directors' Plan, collectively, the Incentive Plans).

The maximum number of shares of JHFS common stock available under the Long-Term Stock Incentive Plan is 40,741,403. In addition, no more than 8,148,281 of these shares shall be available for stock awards. The maximum number of shares that may be granted as incentive stock options is 32,593,122 shares. The aggregate number of shares that may be covered by awards for any one participant over the period that the Long-Term Stock Incentive Plan is in effect shall not exceed 8,148,281 shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

The maximum number of shares of JHFS common stock available in the Non-Employee Directors' Long-Term Stock Incentive Plan is 1,000,000 shares of common stock.
 Pursuant to the Non-Employee Directors' Long-Term Stock Incentive Plan, each director receives 50% of the annual retainer paid to eligible directors in the form of stock awards. Where a director elects to have the remaining 50% of their retainer invested in shares of JHFS' common stock through open market purchases the Company grants a partial matching stock award, which is forfeitable. Commencing on April 1, 2002, the matching stock award is transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. In addition, on JHFS stockholder approval of the Non-Employee Directors' Long-Term Stock Incentive Plan, each non-employee director received a non-qualified stock option award of 15,000 shares. As any new non-employee director is appointed that person will receive an initial option award of 15,000 shares and annually thereafter, at the date of the JHFS' annual meeting, each will receive non-qualified stock option awards for 5,000 shares.



                                              Number of JHFS                               Number of JHFS
                                               shares to be                               shares remaining
                                                issued upon       Weighted-average      available for future
                                                exercise of        exercise price      issuance under equity
                                            oustanding options,    of outstanding        compensation plans
                                               warrant, and      options, warrants,    (excluding JHFS shares
Plan Category                                     rights             and rights       reflected in column (a))
------------------------------------------  -------------------  ------------------  --------------------------
                                                    (a)                 (b)                     (c)
                                              (in thousands)                               (in thousands)
Equity compensation plans approved by JHFS
 stockholders . . . . . . . . . . . . . .        22,312.8              $34.39                 15,169.3
Equity compensation plans not approved by
 JHFS stockholders. . . . . . . . . . . .              --                  --                       --
                                                 --------              ------                 --------
Total . . . . . . . . . . . . . . . . . .         2,312.8              $34.39                 15,169.3
                                                 ========              ======                 ========



The Incentive Plans have options exercisable at the dates listed in the table below. JHFS granted 10.6 million options to the Company's employees during the year ended December 31, 2002. Options outstanding under the Long-Term Incentive Plan were granted at a price equal to the market value of the JHFS stock on the date of grant, vest over a two-year period, and expire five years after the grant date. Options outstanding under the Non-Employee Director's Long-Term Stock Incentive Plan were granted at a price equal to the market value of the stock on the date of grant, vest immediately, and expire five years after grant date. During 2002, JHFS granted approximately 1.1 million options to the Company's employees as part of its incentive compensation program. These options were granted at market value, vested on the date of grant and expire five years after grant.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The status of stock options under the Incentive Plans are summarized below as of December 31:



                                                           JHFS Shares
                        Number of JHFS                       subject       Weighted-average
                            shares      Weighted-average  to exercisable       exercise
                        (in thousands)   exercise price      options       price per share
                        --------------  ----------------  --------------  ------------------
Outstanding at
 February 1, 2000                --              --
 Granted. . . . . . .       4,066.8          $14.06
 Exercised. . . . . .           0.2           13.94
 Canceled . . . . . .         260.2           13.94
                           --------          ------          -------            ------
Outstanding at
 December 31, 2000          3,806.4          $14.07
                           --------          ------          -------            ------
 Granted. . . . . . .      10,819.9          $35.96
 Exercised. . . . . .         726.5           14.05
 Canceled . . . . . .         969.6           29.61
                           --------          ------          -------            ------
Outstanding at
 December 31, 2001         12,930.2          $31.21          2,270.5            $26.03
                           --------          ------          -------            ------
 Granted. . . . . . .      10,571.6          $36.94
 Exercised. . . . . .         848.7           14.74
 Canceled . . . . . .         340.3           35.38
                           --------          ------          -------            ------
Outstanding at
 December 31, 2002         22,312.8          $34.39          8,911.2            $30.48
                           --------          ------          -------            ------



Through December 31, 2002, the Company accounted for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value, with the exception of the Signator Stock Option Program. Had compensation expense for the remaining Company's stock-based compensation plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's income would have been reduced to the pro forma amounts indicated below. Stock option awards granted after December 31, 2002 will be accounted for using the fair value method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation.

The estimated weighted-average fair value per share using the Black-Scholes option valuation model is $7.70, $9.35, and $3.66 respectively, for the years ending December 31, 2002, 2001 and 2000, using the following assumptions:



                                    2002          2001            2000
                                ------------  ------------  ---------------
Expected term . . . . . . . .     3 years      3-5 years        2-5 years
Risk free rate (1). . . . . .      2.51%      4.6% - 6.0%      4.8% - 5.6%
Dividend yield. . . . . . . .      1.05%          1.0%            1.8%
Expected volatility . . . . .      28.8%         32.0%            24.0%



(1) Dependent on grant date.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:



                            Year           Year        For the period        Year Ended
                            Ended          Ended         February 1       December 31, 2000
                         December 31,   December 31,       through            Pro Forma
                            2002           2001       December 31, 2000      (unaudited)
                        -------------  -------------  -----------------  -------------------
                                                  (in millions)
Net income, as
 reported . . . . . .      $458.9         $573.9           $750.3              $792.23
Add: Stock-based
 employee compensation
 expenseincluded in
 reported net income,
 net of related tax
 effects. . . . . . .         0.9            0.8               --                   --
Deduct: Total
 stock-based
 employee compensation
 expense determined
 under fair value
 method for all
 awards, net of
 related tax effects
 (unaudited). . . . .        55.0           34.1              1.5                  2.2
                           ------         ------           ------              -------
Pro forma net income
 (unaudited). . . . .      $404.8         $540.6           $748.8              $ 790.0
                           ======         ======           ======              =======



The following table summarizes information about stock options outstanding at December 31, 2002:



                                    Weighted-average                      Number of
Range of         Number of options     remaining                         exercisable      Weighted-average
exercise          outstanding at    contractual life  Weighted-average    options at      exercise price of
price                12/31/02           (years)        exercise price     12/313/02      exercisable options
---------------  -----------------  ----------------  ----------------  --------------  ---------------------
                  (in thousands)                                        (in thousands)
$12.49 - $16.65       1,953.3             2.2              $13.94          1,953.2             $13.94
$20.81 - $24.97          35.0             2.6               23.59             35.0              23.59
$24.97 - $29.13       2,364.7             5.0               28.96               --                 --
$29.13 - $33.30       1,387.3             4.9               30.45          1,137.3              30.61
$33.30 - $37.46       8,996.3             3.2               35.51          4,999.8              35.55
$37.46 - $41.62       7,576.2             3.9               40.96            785.9              39.41
-------------------------------------------------------------------------------------------------------------
                     22,312.8             3.6              $34.39          8,911.2             $30.48
                     ========             ===              ======          =======             ======



Under the Signator Stock Option Program, pursuant to the Long-Term Stock Incentive Plan, which was implemented in 2001, JHFS granted 270,270 stock options during February 2002 at a grant price of $37.57 per share and 20,000 stock options at a grant price of $40.50 per share during March 2002. During February 2001, JHFS granted 343,739 stock options at a grant price of $35.53 per share. All stock option awards under the Signator Stock Option Program were granted to non-employee general agents at a price equal to the market value of the stock on the date of grant. The stock options vest over a two-year period, subject to continued participation in the John Hancock sales program and
attainment of established, individual sales goals.    After one year of vesting,
an agent is allowed to exercise 50% of the stock options granted. The Company amortizes compensation expense for the grant over a 24-month period commencing on grant date at a fair value of $7.83, $8.44 and $9.24 per option determined by the Black-Scholes Option valuation model for the February 2002, March 2002 and February 2001 grants, respectively. In accordance with EITF No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services", the expense related to option grants under the Signator Stock Option Program is adjusted to a current fair value at each reporting period. Total amortization expense recognized for the year ended December 31, 2002 was $1.4 million. Total amortization expense for 2001 was $1.3 million. The total grant date fair value of the stock options granted under the program from January 1, 2002 through December 31, 2002, is $2.3 million and from January 1, 2001 through December 31, 2001, is $3.1 million. During 2002 and 2001, 67,457 and 4,737 stock options were forfeited with a total grant date price of $0.5 million and $0.01 million, respectively. The outstanding option balance for the 2002 and 2001 grants under the Signator Stock Options Grant Program are 290,270 and 271,545, respectively, at December 31, 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In 2002, the Company anticipates a $12 million tax deduction on its tax return for employee stock option compensation. The Company plans to file its 2002 tax
return by September 15, 2003.   In 2001, the Company deducted $12.4 million on
its tax return for employee stock option compensation. In 2000, the year of JHFS' initial public offering, the Company deducted an immaterial amount on its tax return for employee stock option compensation.


Stock Grants to Non-Executives

During March 2000, JHFS granted 281,084 shares of non-vested stock to key personnel at a weighted- average grant price per share of $14.34. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2000 through December 31, 2000 is $4.0 million. During 2002, 2001and 2000, 5,445, 12,142 and 50,837 shares of non-vested stock were forfeited with a total grant date exercise price of $0.1, $0.2 and $0.7 million, respectively. The outstanding share balance in the 2000 plan is 212,660 as of December 31, 2002.

During February and March 2001, JHFS granted 265,391 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $37.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2001 through December 31, 2001 is $9.9 million. During 2002 and 2001, 3,520 and 16,414 shares of non-vested stock were forfeited with a total grant-date exercise price of $0.1 million and $0.6 million, respectively. The outstanding share balance in the 2001 plan is 245,457 at December 31, 2002.

During February 2002, JHFS granted 153,900 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $38.22 per share.
 These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002 is $5.9 million.
 During 2002, 66 shares of non-vested stock were forfeited with a total grant-date price of $0.01 million. The outstanding share balance in the 2002 plan is 153,834 at December 31, 2002.


Stock Grants to Executives

During 2001, JHFS granted 72,749 shares of non-vested stock to executive officers at a weighted-average grant price per share of $35.72. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2002 and 2001, was $0.4 and $0.3 million, respectively. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001, is $2.6 million. During 2001, 14,000 shares of non-vested stock were forfeited with a total grant-date price of $0.5 million. There were no forfeitures in 2002. The outstanding share balance of these grants is 58,749 at December 31, 2002.

During January 2002, JHFS granted 550,000 shares of non-vested stock to the Company's policy committee at a weighted-average grant price per share of $41.62. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2002 was $4.6 million. The total grant-date price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $22.9 million. There were no forfeitures of this grant during 2002. The outstanding share balance of this grant is 550,000 at December 31, 2002.

During February 2002, JHFS granted 87,401 shares of non-vested stock to executive officers at a weighted-average grant price per share of $38.22. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $3.3 million. There were no forfeitures of this grant during 2002. The outstanding share balance of this grant is 87,401 at December 31, 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Stock Grants to Board Members

During 2002 and 2001, JHFS issued 7,504 and 3,129 shares to Non-Employee Directors as payment of 50% of their quarterly retainer, respectively. These shares are not forfeitable and vest immediately. The total grant-date exercise price of this stock issued to non-employee directors from January 1, 2002 through December 31, 2002 is $0.3 million and from January 1, 2001 through December 31, 2001 is $0.1 million. In addition, in July 2001, the Company implemented a plan that would allow directors, at their discretion, to invest the second half of their quarterly retainer in the Company's common stock in lieu of receiving cash. The Company will match any investment at a rate of 50%.
 The restricted stock given as matching shares is forfeitable and vests over three years. For the period from July 1, 2001 through March 31, 2002, the restricted stock given as matching shares was purchased on the open market. As of April 1, 2002, the restricted stock given as matching shares is granted from the Non-Employee Long Term Stock Incentive Plan. At December 31, 2002 and 2001, 484 and 256 shares were matched under the program at a weighted-average grant price per share of $36.22 and $39.07, respectively. Of these shares, 120 were purchased on the open market and 364 were transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. Total expense recognized for the period ending December 31, 2002 and 2001 was $0.04 million and $0.01 million, respectively.


Stock Compensation Activity Subsequent to Year End

During January 2003, the Compensation Committee of the Board of Directors approved stock and stock option grants to the Policy Committee and certain key employees of the Company. The equity grants were made in compliance with the terms of the Long-Term Stock Incentive Plan. A total of 1.2 million shares of non-vested stock was granted, with a total grant date price of $32.9 million. A total of 0.5 million options were granted, with a grant date fair value of $6.0 per option as determined by the Black-Scholes option valuation model.


Note 17 - Goodwill and Other Intangible Assets

The Company recognizes purchased intangible assets which result from business combinations; goodwill, the value of business acquired (VOBA), and mutual fund investment management contracts acquired (management contracts). The excess of the cost over the fair value of identifiable assets acquired in business combinations is recorded as goodwill. The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The management contract assets relate to the Company's mutual fund subsidiary, John Hancock Funds, Inc. (JHFunds) which purchased mutual fund investment contracts as part of its plan to grow its mutual fund management business.
 These contracts are identifiable intangible assets which are deemed to be indefinitely renewable by the Company, and are therefore indefinite lived assets under the guidance of SFAS 142.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following tables set forth certain summarized financial information relating to the Company's purchased intangible assets as of the dates and periods indicated.



                                                   Accumulated
                                                   Amortization
                                   Gross Carrying   and Other     Net Carrying
                                       Amount        Changes         Amount
                                   --------------  ------------  --------------
                                                 (in millions)

December 31, 2002
Unamortizable intangible assets:
 Goodwill. . . . . . . . . . . .       $166.7        $(58.1)         $108.6
 Management contracts. . . . . .         12.2          (7.0)            5.2
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .        201.7         (24.5)          177.2
December 31, 2001
Unamortizable intangible assets:
 Goodwill. . . . . . . . . . . .       $174.1        $(58.1)         $116.0
 Management contracts. . . . . .          9.0          (7.0)            2.0
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .         97.4         (21.2)           76.2





                                           For the Years Ended December 31,
                                          ---------------------------------
                                              2002         2001        2000
                                          ------------  ----------  -----------
Aggregate amortization expense                       (in millions)
Goodwill amortization, net of tax of $ -
 million, $3.6 million and $3.2 million,
 respectively . . . . . . . . . . . . .         --         $7.7        $ 8.1
Management contract amortization, net of
 tax of $ - million, $0.4 million and
  $0.4 million, respectively. . . . . .         --          0.7          0.7
VOBA amortization, net of tax of $1.1
 million,  $0.8 million and $0.7
 million, respectively. . . . . . . . .       $2.0          1.5          1.4
                                              ----         ----        -----
Aggregate amortization expense, net of
 tax of $1.1 million,  $4.8 million and
 $4.3 million, respectively . . . . . .       $2.0         $9.9        $10.2
                                              ====         ====        =====





                                                     Tax Effect   Net Expense
                                                     ----------  -------------
Estimated future aggregate amortization expense
for the years ended December 31,                          (in millions)
2003 . . . . . . . . . . . . . . . . . . . . . . .      $4.2         $7.8
2004 . . . . . . . . . . . . . . . . . . . . . . .      $4.1         $7.6
2005 . . . . . . . . . . . . . . . . . . . . . . .      $4.7         $8.6
2006 . . . . . . . . . . . . . . . . . . . . . . .      $4.5         $8.4
2007 . . . . . . . . . . . . . . . . . . . . . . .      $4.1         $7.6

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The changes in the carrying value of goodwill, presented for each business segment, for the periods indicated, are as follows:



                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  Management  and Other   Consolidated
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (in millions)
Goodwill balance at
 January 1, 2001. . .     $76.5      $48.9       --     $ 0.9      $ 4.9        $131.2
Changes to goodwill
 during 2001:
 Amortization . . . .      (4.0)      (6.8)      --      (0.5)        --         (11.3)
 Goodwill acquired. .        --         --       --        --         --            --
 Other adjustments (1)
  (2) . . . . . . . .       1.0         --       --        --       (4.9)         (3.9)
                          -----      -----       -      -----      -----        ------
Goodwill balance at
 December 31, 2001. .     $73.5      $42.1       --     $ 0.4         --        $116.0
                          =====      =====       =      =====      =====        ======



(1) Purchase price adjustments relating to the 1999 acquisition of the Fortis long term care insurance business resulted in an adjustment to goodwill relating to the Fortis business of $1.0 million.

(2) The Company sold its Investors Guaranty Life Insurance Company business
  (IGL) in 2001 and as a result, disposed of $4.9 million of remaining goodwill related to IGL.



                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  Management  and Other   Consolidated
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (in millions)
Goodwill balance at
 January 1, 2002. . .     $73.5       $42.1      --      $0.4         --        $116.0
Changes to goodwill
 during 2002:
 Amortization . . . .        --          --      --        --         --            --
 Goodwill acquired. .        --          --      --        --         --            --
 Other adjustments (1)     (7.4)         --      --        --         --          (7.4)
                          -----       -----      -       ----         -         ------
Goodwill balance at
 December 31, 2002. .     $66.1       $42.1      --      $0.4         --        $108.6
                          =====       =====      =       ====         =         ======



(1) Purchase price negotiations with Fortis, Inc. were concluded during the first quarter of 2002, resulting in an adjustment of $(7.3) million to the goodwill related to the Company's 1999 acquisition of Fortis' long term care insurance business. Legal fees associated with these negotiations were finalized in the second quarter of 2002, resulting in a further adjustment to goodwill of $(0.1) million.

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:



                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  Management  and Other   Consolidated
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (in millions)
VOBA balance at
 January 1, 2001. . .     $81.3         --       --       --          --         $81.3
Amortization and other
 changes during 2001:
 Amortization . . . .      (2.3)        --       --       --          --          (2.3)
 Adjustment to
  unrealized gains on
  securities
  available-for-sale.      (2.8)        --       --       --          --          (2.8)
                          -----         -        -        -           -          -----
VOBA balance at
 December 31, 2001. .     $76.2         --       --       --          --         $76.2
                          =====         =        =        =           =          =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  Management  and Other   Consolidated
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (in millions)
VOBA balance at
 January 1, 2002. . .    $ 76.2         --       --       --          --        $ 76.2
Amortization and other
 changes during 2002:      (3.1)        --       --       --          --          (3.1)
 Amortization . . . .     104.3         --       --       --          --         104.3
 Adjustment to
  unrealized gains on
  securities
  available-for-sale.      (0.2)        --       --       --          --          (0.2)
                         ------         -        -        -           -         ------
VOBA balance at
 December 31, 2002. .    $177.2         --       --       --          --        $177.2
                         ======         =        =        =           =         ======



(1) The Company acquired a block of insurance business from Allmerica Financial Corporation on December 31, 2002, as discussed in Note 1 - Summary of Significant Accounting Policies above. This balance reflects the Company's best estimate of the VOBA as of December 31, 2002, however, this valuation is not complete and further future refinement of this estimate may be necessary.

The changes in the carrying value of management contracts, presented for each business segment, for the periods indicated, are as follows:



                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  Management  and Other   Consolidated
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (in millions)
Management contracts
 balance at January 1,
 2001 . . . . . . . .       --       $ 3.0       --       --          --         $ 3.0
Amortization and other
 changes during 2001:
Amortization. . . . .       --        (1.0)      --       --          --          (1.0)
                            -        -----       -        -           -          -----
Management contracts
 balance at December
 31, 2001 . . . . . .       --       $ 2.0       --       --          --         $ 2.0
                            =        =====       =        =           =          =====





                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  Management  and Other   Consolidated
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (in millions)
Management contracts
 balance at January 1,
 2002 . . . . . . . .       --        $2.0       --       --          --          $2.0
Amortization and other
 changes during 2002:
 Amortization . . . .       --          --       --       --          --            --
 Management contracts
  acquired during the
  period (1). . . . .       --         3.2       --       --          --           3.2
                            -         ----       -        -           -           ----
Management contracts
 balance at December
 31, 2002                   --        $5.2       --       --          --          $5.2
                            =         ====       =        =           =           ====



(1) This increase results from JHFund's purchase of the management contracts for the U.S. Global Leaders Growth Fund and the Pzena Focused Value Fund in 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The net income of the Company, if the Company had not amortized goodwill and management contracts prior to the adoption of SFAS No. 142, would have been as follows:



                                           For the Years Ended December 31,
                                          ---------------------------------
                                              2002         2001        2000
                                          ------------  ----------  -----------
                                                     (in millions)

Net income:
As reported . . . . . . . . . . . . . .      $458.9       $573.9      $792.2
Goodwill amortization, net of tax . . .          --          7.7         8.1
Management contract amortization, net of
 tax. . . . . . . . . . . . . . . . . .          --          0.7         0.7
                                             ------       ------      ------
Proforma (unaudited). . . . . . . . . .      $458.9       $582.3      $801.0
                                             ======       ======      ======




Note 18 - Subsequent Events

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company also provided Beacon Capital Partners with a long-term sub-lease of the Company's parking garage. The Company entered into a long-term lease of the space it now occupies in those buildings and plans on continuing to use them as its corporate headquarters.


Note 19 - Quarterly Results of Operations (unaudited)

The following is a summary of unaudited quarterly results of operations for 2002 and 2001:

                                                  2002                                        2001
                                -----------------------------------------   -----------------------------------------
                                 March       June     September  October     March       June     September   October
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
                                                                    (in millions)
Premiums and other
 considerations . . . . . . .   $  803.6   $  834.9   $  817.9   $  882.9   $  751.3   $  826.7   $  778.0    $1,367.6
Net investment income . . . .      887.7      888.8      878.4      926.1      918.0      913.9      920.3       894.0
Net realized investment and
 other losses, net of related
 amortization of deferred
 policy acquisition costs,
 amounts credited to
 participating pension
 contractholders, and the
 policyholder dividend
 obligation . . . . . . . . .      (86.1)    (125.4)     (37.8)    (201.2)     (25.0)     (12.6)     (58.9)     (149.3)
                                --------   --------   --------   --------   --------   --------   --------    --------
Total revenues. . . . . . . .    1,605.2    1,598.3    1,658.5    1,607.8    1,644.3    1,728.0    1,639.4     2,112.3
Benefits and expenses . . . .    1,424.9    1,472.4    1,490.1    1,514.9    1,442.5    1,471.6    1,420.5     2,022.0
                                --------   --------   --------   --------   --------   --------   --------    --------
Income before income taxes and
 cumulative effect of
 accounting changes . . . . .      180.3      125.9      168.4       92.9      201.8      256.4      218.9        90.3
Cumulative effect of
 accounting changes, net of
 tax. . . . . . . . . . . . .         --         --         --         --        7.2         --         --          --
                                --------   --------   --------   --------   --------   --------   --------    --------
Net income (a). . . . . . . .   $  131.8   $  101.6   $  133.3   $   92.2   $  148.5   $  182.0   $  158.7    $   84.7
                                ========   ========   ========   ========   ========   ========   ========    ========


(a) Balances reclassified for the adoption of the provisions of SOP 00-3, as outlined in Note 1- Summary of Significant Accounting Policies to the consolidated financial statements above. The adoption impacted net income by $(0.1) million, $2.4 million and $(5.9) million for the three months ended March 31, June 30 and September 30, 2001, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS -
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            As of December 31, 2002
                                 (in millions)



COLUMN A                               Column B   Column C        Column D
                                                              AMOUNT AT WHICH
                                                                SHOWN IN THE
                                                                CONSOLIDATED
TYPE OF INVESTMENT                     COST (2)    (VALUE)     BALANCE SHEET
-------------------------------------  ---------  ---------  ------------------
Fixed maturity securities,
 available-for-sale:
Bonds:
United States government and
 government. . . . . . . . . . . . .
agencies and authorities . . . . . .   $   195.2  $   204.0      $   204.0
States, municipalities and political
 subdivisions. . . . . . . . . . . .       444.8      467.7          467.7
Foreign governments. . . . . . . . .       291.5      325.0          325.0
Public utilities . . . . . . . . . .     4,355.3    4,308.0        4,308.0
Convertibles and bonds with warrants
 attached. . . . . . . . . . . . . .       447.0      462.4          462.4
All other corporate bonds. . . . . .    34,899.2   35,689.0       35,689.0
Certificates of deposits . . . . . .         0.0         --             --
Redeemable preferred stock . . . . .       573.5      590.2          590.2
                                       ---------  ---------      ---------
Total fixed maturity securities,
 available-for-sale. . . . . . . . .   $41,206.5  $42,046.3      $42,046.3
                                       ---------  ---------      ---------
Equity securities,
 available-for-sale:
Common stocks:
Public utilities . . . . . . . . . .          --         --             --
Banks, trust and insurance companies          --         --             --
Industrial, miscellaneous and all
 other . . . . . . . . . . . . . . .   $   230.3  $   273.0      $   273.0
Non-redeemable preferred stock . . .        77.2       76.6           76.6
                                       ---------  ---------      ---------
Total equity securities,
 available-for-sale. . . . . . . . .   $   307.5  $   349.6      $   349.6
                                       ---------  ---------      ---------
Fixed maturity securities,
 held-to-maturity:
Bonds
United States government and
 government agencies and authorities   $    15.3  $    16.1      $    15.3
States, municipalities and political
 subdivisions. . . . . . . . . . . .       369.9      383.3          369.9
Foreign governments. . . . . . . . .          --         --             --
Public utilities . . . . . . . . . .       142.0      141.9          142.0
Convertibles and bonds with warrants
 attached. . . . . . . . . . . . . .          --         --             --
All other corporate bonds. . . . . .     1,199.8    1,235.9        1,199.8
Certificates of deposits . . . . . .          --         --             --
Redeemable preferred stock . . . . .          --         --             --
                                       ---------  ---------      ---------
Total fixed maturity securities,
 held-to-maturity. . . . . . . . . .   $ 1,727.0  $ 1,777.2      $ 1,727.0
                                       ---------  ---------      ---------



The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS -
             OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                            As of December 31, 2002
                                 (in millions)



COLUMN A                                 Column B   Column C       Column D
                                                               AMOUNT AT WHICH
                                                                 SHOWN IN THE
                                                                 CONSOLIDATED
TYPE OF INVESTMENT                       COST (2)   (VALUE)     BALANCE SHEET
---------------------------------------  ---------  --------  ------------------
Equity securities, trading:
Common stocks:
Public utilities . . . . . . . . . . .          --      --               --
Banks, trust and insurance companies .          --      --               --
Industrial, miscellaneous and all other  $     0.3   $ 0.7        $     0.7
Non-redeemable preferred stock . . . .          --      --               --
                                         ---------   -----        ---------
Total equity securities, trading . . .   $     0.3   $ 0.7        $     0.7
                                         ---------   -----        ---------
Mortgage loans on real estate, net (1)   $10,407.6    XXXX        $10,296.5
Real estate, net:
Investment properties (1). . . . . . .       222.6    XXXX            173.2
Acquired in satisfaction of debt (1) .        85.9    XXXX             82.1
Policy loans . . . . . . . . . . . . .     2,014.2    XXXX          2,014.2
Other long-term investments (2). . . .     2,839.1    XXXX          2,839.1
Short-term investments . . . . . . . .       137.3    XXXX            137.3
                                         ---------   -----        ---------
Total investments. . . . . . . . . . .   $58,894.8    XXXX        $59,666.0
                                         =========   =====        =========



(1) Difference between Column B and Column D is primarily due to valuation allowances and accumulated depreciation of real estate. See notes to the audited consolidated financial statements.

(2) Difference between Column B and Column C is primarily due to operating gains (losses) of investments in limited partnerships.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION -
  As of December 31, 2002, 2001, and 2000 and for each of the years then ended
                                 (in millions)



COLUMN A                  Column B     Column C      Column D     Column E    Column F
                                        FUTURE                      OTHER
                                        POLICY                     POLICY
                                       BENEFITS,                   CLAIMS
                          DEFERRED      LOSSES,                      AND
                           POLICY     CLAIMS AND                  BENEFITS
                        ACQUISITION      LOSS        UNEARNED     AVAILABLE   PREMIUM
SEGMENT                    COSTS       EXPENSES     PREMIUMS (1)     (1)      REVENUE
----------------------  ------------  -----------  -------------  ---------  ----------
2002:
Protection. . . . . .     $2,657.8     $20,715.3      $300.3       $108.2     $1,506.0
Asset Gathering . . .        681.2       8,952.8          --          0.1         29.3
Guaranteed &
 Structured Financial
 Products . . . . . .          8.6      26,845.4        68.6          2.9         18.3
Investment Management           --         225.0          --           --           --
Corporate & Other . .          5.0         819.5          --         49.5        430.6
                          --------     ---------      ------       ------     --------
 Total. . . . . . . .     $3,352.6     $57,558.0      $368.9       $160.7     $1,984.2
                          ========     =========      ======       ======     ========

2001:
Protection. . . . . .     $2,557.1     $18,369.2      $280.4       $102.0     $1,363.8
Asset Gathering . . .        616.2       6,689.4          --          0.1         74.8
Guaranteed &
 Structured Financial
 Products . . . . . .          8.8      24,375.1        65.7          4.9        483.3
Investment Management           --            --          --           --           --
Corporate & Other . .          4.2       1,284.4        (0.1)        96.8        430.0
                          --------     ---------      ------       ------     --------
 Total. . . . . . . .     $3,186.3     $50,718.1      $346.0       $203.8     $2,351.9
                          ========     =========      ======       ======     ========

2000:
Protection. . . . . .     $2,455.7     $16,671.2      $262.6       $ 89.9     $1,295.5
Asset Gathering . . .        558.2       5,619.9          --         (4.5)        63.4
Guaranteed &
 Structured Financial
 Products . . . . . .          8.5      21,944.2        60.4          0.7        620.3
Investment Management           --            --          --           --           --
Corporate & Other . .          4.7       1,488.3         0.1        170.3        411.5
                          --------     ---------      ------       ------     --------
 Total. . . . . . . .     $3,027.1     $45,723.6      $323.1       $256.4     $2,390.7
                          ========     =========      ======       ======     ========



(1) Unearned premiums and other policy claims and benefits payable are included in these amounts.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  As of December 31, 2002, 2001, and 2000 and for each of the years then ended
                                 (in millions)




COLUMN A             Column B       Column C           Column D        Column E
                                                   AMORTIZATION OF
                                                   DEFERRED POLICY
                                                  ACQUISITION COSTS,
                                                      EXCLUDING
                                                       AMOUNTS
                                    BENEFITS,       RELATED TO NET
                                 CLAIMS, LOSSES,       REALIZED
                       SET             AND          INVESTMENT AND       OTHER
                    INVESTMENT     SETTLEMENT        OTHER GAINS       OPERATING
SEGMENT               INCOME        EXPENSES           (LOSSES)        EXPENSES
-----------------  ------------  ---------------  ------------------  -----------
2002:
Protection . . .    $1,310.7        $1,787.6           $171.1          $  346.7
Asset Gathering.       575.7           446.7            140.5             353.5
Guaranteed &
 Structured
 Financial
 Products. . . .     1,703.9         1,186.8              2.2             135.3
Investment
 Management. . .        15.1              --               --              92.1
Corporate & Other      (24.4)          384.1             (0.4)            299.9
                    --------        --------           ------          --------
 Total . . . . .    $3,581.0        $3,805.2           $313.4          $1,227.5
                    ========        ========           ======          ========

2001:
Protection . . .    $1,258.5        $1,603.3           $171.3          $  346.0
Asset Gathering.       498.5           441.6             75.0             452.4
Guaranteed &
 Structured
 Financial
 Products. . . .     1,834.5         1,869.2              2.4             107.0
Investment
 Management. . .        28.7              --               --              97.9
Corporate & Other       26.0           414.0              0.3             224.5
                    --------        --------           ------          --------
 Total . . . . .    $3,646.2        $4,328.1           $249.0          $1,227.8
                    ========        ========           ======          ========

2000:
Protection . . .    $1,196.3        $1,550.1           $106.0          $  405.2
Asset Gathering.       445.8           371.3             78.8             557.2
Guaranteed &
 Structured
 Financial
 Products. . . .     1,741.9         1,963.4              2.6             108.8
Investment
 Management. . .        22.7              --               --             132.7
Corporate & Other      157.2           362.6             (0.3)             84.9
                    --------        --------           ------          --------
 Total . . . . .    $3,563.9        $4,247.4           $187.1          $1,288.8
                    ========        ========           ======          ========


(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                           SCHEDULE IV - REINSURANCE
  As of December 31, 2002, 2001, and 2000 and for each of the years then ended
                                 (in millions)




                                                                         PERCENTAGE OF
                                 CEDED TO   ASSUMED FROM                    AMOUNT
                      GROSS       OTHER         OTHER                     ASSUMED TO
                      AMOUNT    COMPANIES     COMPANIES    NET AMOUNT         NET
                    ----------  ----------  -------------  -----------  ---------------
2002:
Life insurance in
 force              $308,858.4  $179,098.5    $34,544.8    $164,304.7        21.0%
                    ----------  ----------    ---------    ----------
Premiums:
Life insurance. .      1,946.0       735.0        305.4       1,516.4        20.1%
Accident and
 health Insurance        619.0       315.1        163.9         467.8        35.0%
                    ----------  ----------    ---------    ----------
 Total. . . . . .   $  2,565.0  $  1,050.1    $   469.3    $  1,984.2        23.7%
                    ==========  ==========    =========    ==========

2001:
Life insurance in
 force. . . . . .   $282,557.8  $107,601.2    $27,940.6    $202,897.2        13.8%
                    ==========  ==========    =========    ==========
Premiums:
Life insurance. .      2,551.6       787.6        233.2       1,997.2        11.7%
Accident and
 health Insurance        529.1       368.9        194.5         354.7        54.8%
                    ----------  ----------    ---------    ----------
 Total. . . . . .   $  3,080.7  $  1,156.5    $   427.7    $  2,351.9        18.2%
                    ==========  ==========    =========    ==========

2000:
Life insurance in
 force. . . . . .   $245,171.2  $ 49,119.2    $27,489.1    $223,541.0        12.3%
                    ==========  ==========    =========    ==========
Premiums:
Life insurance. .      2,369.9       313.7        279.0       2,335.2        11.9%
Accident and
 health Insurance        810.4       941.3        186.4          55.5       335.9%
                    ----------  ----------    ---------    ----------
 Total. . . . . .   $  3,180.3  $  1,255.0    $   465.4    $  2,390.7        19.5%
                    ==========  ==========    =========    ==========


Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

               Report of Ernst & Young LLP, Independent Auditors


To the Policyholders of
John Hancock Variable Life Account UV of
  John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account UV (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I. Value), Fidelity VIP Growth, Fidelity VIP II Contrafund, MFS New Discovery Series, V.A. Strategic Income, Health Sciences Fund, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth Series I, MFS Research Series IC, Templeton International, V.A. Financial Industries, V.A. Relative Value, Large Cap Value CORE, AIM V.I. Capital Development Series II, CSI Equity, Fidelity VIP II Overseas, MFS Investors Growth Stock Series, Janus Aspen Global Technology, and Janus Aspen Worldwide Growth Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account UV at December 31, 2002, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ ERNST & YOUNG LLP





Boston, Massachusetts
February 6, 2003

                     John Hancock Variable Life Account UV

                      Statement of Assets and Liabilities

                               December 31, 2002


                         Large Cap      Active     International  Small Cap      Global
                          Growth         Bond      Equity Index     Growth      Balanced
                        Subaccount    Subaccount    Subaccount    Subaccount   Subaccount
                        ----------    ----------   -------------  ----------   ----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $33,100,528  $106,882,972   $4,387,319    $3,956,265   $3,913,137
Policy loans and
 accrued interest
 receivable . . . . .     2,640,856    12,427,123      402,937            --           --
Receivable from
 portfolio/JHLICO . .            --            --           --            --           --
                        -----------  ------------   ----------    ----------   ----------
Total assets. . . . .    35,741,384   119,310,095    4,790,256     3,956,265    3,913,137
Liabilities
Payable to
 portfolio/JHLICO . .            --            --           --            --           --
                        -----------  ------------   ----------    ----------   ----------
Total liabilities . .            --            --           --            --           --
                        -----------  ------------   ----------    ----------   ----------
                        $35,741,384  $119,310,095   $4,790,256    $3,956,265   $3,913,137
                        ===========  ============   ==========    ==========   ==========
Net assets:
In accumulation . . .   $35,741,384  $119,310,095   $4,790,256    $3,956,265   $3,913,137
                        -----------  ------------   ----------    ----------   ----------
Total net assets. . .   $35,741,384  $119,310,095   $4,790,256    $3,956,265   $3,913,137
                        ===========  ============   ==========    ==========   ==========
Units outstanding . .       727,466     1,944,853      219,025       384,360      376,185
                        ===========  ============   ==========    ==========   ==========
Unit value (in
 accumulation). . . .   $     49.13  $      61.35   $    21.87    $    10.29   $    10.40
                        ===========  ============   ==========    ==========   ==========



                         Multi Cap    Large Cap      Money     Small/Mid Cap   Real Estate
                          Growth        Value       Market        Growth         Equity
                        Subaccount   Subaccount   Subaccount    Subaccount     Subaccount
                        ----------   ----------   ----------   -------------   -----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $16,348,759  $24,556,331  $24,434,030   $7,327,003     $6,717,584
Policy loans and
 accrued interest
 receivable . . . . .            --           --    2,253,142           --        471,443
Receivable from
 portfolio/JHLICO . .            --           --           --           --             --
                        -----------  -----------  -----------   ----------     ----------
Total assets. . . . .    16,348,759   24,556,331   26,687,172    7,327,003      7,189,027
Liabilities
Payable to
 portfolio/JHLICO . .            --           --           --           --             --
                        -----------  -----------  -----------   ----------     ----------
Total liabilities . .            --           --           --           --             --
                        -----------  -----------  -----------   ----------     ----------
                        $16,348,759  $24,556,331  $26,687,172   $7,327,003     $7,189,027
                        ===========  ===========  ===========   ==========     ==========
Net assets:
In accumulation . . .   $16,348,759  $24,556,331  $26,687,172   $7,327,003     $7,189,027
                        -----------  -----------  -----------   ----------     ----------
Total net assets. . .   $16,348,759  $24,556,331  $26,687,172   $7,327,003     $7,189,027
                        ===========  ===========  ===========   ==========     ==========
Units outstanding . .     1,707,565    1,559,126    1,000,704      428,370        235,869
                        ===========  ===========  ===========   ==========     ==========
Unit value (in
 accumulation). . . .   $      9.57  $     15.75  $     26.67   $    17.10     $    30.48
                        ===========  ===========  ===========   ==========     ==========



See accompanying notes.

                     John Hancock Variable Life Account UV

                               December 31, 2002


                          Growth &                 Short-Term  Small Cap    International
                           Income       Managed       Bond       Equity     Opportunities
                         Subaccount   Subaccount   Subaccount  Subaccount    Subaccount
                         ----------   ----------   ----------  ----------   -------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $155,273,466  $79,960,444  $1,681,367  $3,513,566    $12,982,442
Policy loans and
 accrued interest
 receivable . . . . .     30,533,954   13,279,970          --          --             --
Receivable from
 portfolio/JHLICO . .             --           --          --          --             --
                        ------------  -----------  ----------  ----------    -----------
Total assets. . . . .    185,807,420   93,240,414   1,681,367   3,513,566     12,982,442
Liabilities
Payable to
 portfolio/JHLICO . .             --           --          --          --             --
                        ------------  -----------  ----------  ----------    -----------
Total liabilities . .             --           --          --          --             --
                        ------------  -----------  ----------  ----------    -----------
                        $185,807,420  $93,240,414  $1,681,367  $3,513,566    $12,982,442
                        ============  ===========  ==========  ==========    ===========
Net assets:
In accumulation . . .   $185,807,420  $93,240,414  $1,681,367  $3,513,566    $12,982,442
                        ------------  -----------  ----------  ----------    -----------
Total net assets. . .   $185,807,420  $93,240,414  $1,681,367  $3,513,566    $12,982,442
                        ============  ===========  ==========  ==========    ===========
Units outstanding . .      1,823,167    1,106,410     106,775     462,238      1,478,269
                        ============  ===========  ==========  ==========    ===========
Unit value (in
 accumulation). . . .   $     101.91  $     84.27  $    15.75  $     7.60    $      8.78
                        ============  ===========  ==========  ==========    ===========



                                                                     Emerging
                                            Equity       Global      Markets
                                             Index        Bond        Equity
                                          Subaccount   Subaccount   Subaccount
                                          ----------   ----------   ----------
Assets
Investment in shares of portfolios of:
John Hancock Variable Series Trust I, at
 value. . . . . . . . . . . . . . . . .   $44,613,878  $1,477,341    $980,289
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .            --          --          --
Receivable from portfolio/JHLICO. . . .            --          --          --
                                          -----------  ----------    --------
Total assets. . . . . . . . . . . . . .    44,613,878   1,477,341     980,289
Liabilities
Payable to portfolio/JHLICO . . . . . .            --          --          --
                                          -----------  ----------    --------
Total liabilities . . . . . . . . . . .            --          --          --
                                          -----------  ----------    --------
                                          $44,613,878  $1,477,341    $980,289
                                          ===========  ==========    ========
Net assets:
In accumulation . . . . . . . . . . . .   $44,613,878  $1,477,341    $980,289
                                          -----------  ----------    --------
Total net assets. . . . . . . . . . . .   $44,613,878  $1,477,341    $980,289
                                          ===========  ==========    ========
Units outstanding . . . . . . . . . . .     3,170,468      94,384     144,867
                                          ===========  ==========    ========
Unit value (in accumulation). . . . . .   $     14.07  $    15.65    $   6.77
                                          ===========  ==========    ========



See accompanying notes.

                     John Hancock Variable Life Account UV

                               December 31, 2002


                                                      High       Turner        Brandes
                           Bond     Small/Mid Cap    Yeild        CORE      International
                          Index         CORE          Bond       Growth        Equity
                        Subaccount   Subaccount    Subaccount  Subaccount    Subaccount
                        ----------  -------------  ----------  ----------   -------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $6,298,402    $713,736     $1,088,516   $     --      $     --
Outside Trust, at
 value. . . . . . . .           --          --             --    191,693       995,372
Receivable from
 portfolio/JHLICO . .           --          --             --         --            --
                        ----------    --------     ----------   --------      --------
Total assets. . . . .    6,298,402     713,736      1,088,516    191,693       995,372
Liabilities
Payable to
 portfolio/JHLICO . .           --          --             --         --            --
                        ----------    --------     ----------   --------      --------
Total liabilities . .           --          --             --         --            --
                        ----------    --------     ----------   --------      --------
                        $6,298,402    $713,736     $1,088,516   $191,693      $995,372
                        ==========    ========     ==========   ========      ========
Net assets:
In accumulation . . .   $6,298,402    $713,736     $1,088,516   $191,693      $995,372
                        ----------    --------     ----------   --------      --------
Total net assets. . .   $6,298,402    $713,736     $1,088,516   $191,693      $995,372
                        ==========    ========     ==========   ========      ========
Units outstanding . .      467,531      75,566        125,919     15,309        74,867
                        ==========    ========     ==========   ========      ========
Unit value (in
 accumulation). . . .   $    13.47    $   9.45     $     8.64   $  12.52      $  13.30
                        ==========    ========     ==========   ========      ========



                              Frontier     Clifton    Large Cap
                              Capital      Enhanced   Aggressive   Fundamental
                            Appreciation  US Equity     Growth       Growth
                             Subaccount   Subaccount  Subaccount   Subaccount
                            ------------  ----------  ----------   -----------
Assets
Investment in shares of
 portfolios of:
John Hancock Variable
 Series Trust I, at value     $     --     $    --     $51,380       $87,838
Outside Trust, at value .      448,903      35,482          --            --
Receivable from
 portfolio/JHLICO . . . .           --          --          --            --
                              --------     -------     -------       -------
Total assets. . . . . . .      448,903      35,482      51,380        87,838
Liabilities
Payable to
 portfolio/JHLICO . . . .           --          --          --            --
                              --------     -------     -------       -------
Total liabilities . . . .           --          --          --            --
                              --------     -------     -------       -------
                              $448,903     $35,482     $51,380       $87,838
                              ========     =======     =======       =======
Net assets:
In accumulation . . . . .     $448,903     $35,482     $51,380       $87,838
                              --------     -------     -------       -------
Total net assets. . . . .     $448,903     $35,482     $51,380       $87,838
                              ========     =======     =======       =======
Units outstanding . . . .       26,996       4,418       9,026        12,679
                              ========     =======     =======       =======
Unit value (in
 accumulation). . . . . .     $  16.63     $  8.03     $  5.69       $  6.93
                              ========     =======     =======       =======



See accompanying notes.

                     John Hancock Variable Life Account UV

                               December 31, 2002


                         AIM V.I.                                   MFS New        V.A.
                         Premier    Fidelity VIP  Fidelity VIP II  Discovery    Strategic
                          Equity       Growth       Contrafund       Series       Income
                        Subaccount   Subaccount     Subaccount     Subaccount   Subaccount
                        ----------  ------------  ---------------  ----------   ----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Declaration Trust, at
 value. . . . . . . .    $    --      $     --        $    --       $    --      $24,382
Outside Trust, at
 value. . . . . . . .     37,234       190,969         82,014        16,962           --
Receivable from
 portfolio/JHLICO . .         --            --             --            --           --
                         -------      --------        -------       -------      -------
Total assets. . . . .     37,234       190,969         82,014        16,962       24,382
Liabilities
Payable to
 portfolio/JHLICO . .         --            --             --            --           --
                         -------      --------        -------       -------      -------
Total liabilities . .         --            --             --            --           --
                         -------      --------        -------       -------      -------
                         $37,234      $190,969        $82,014       $16,962      $24,382
                         =======      ========        =======       =======      =======
Net assets:
In accumulation . . .    $37,234      $190,969        $82,014       $16,962      $24,382
                         -------      --------        -------       -------      -------
Total net assets. . .    $37,234      $190,969        $82,014       $16,962      $24,382
                         =======      ========        =======       =======      =======
Units outstanding . .      4,100        28,014          6,894         2,530        1,675
                         =======      ========        =======       =======      =======
Unit value (in
 accumulation). . . .    $  9.08      $   6.82        $ 11.90       $  6.70      $ 14.56
                         =======      ========        =======       =======      =======



                          Health                              AIM V.I.       MFS
                         Sciences   Fundamental  Small Cap     Growth      Research
                           Fund        Value       Value      Series I    Series IC
                        Subaccount  Subaccount   Subaccount  Subaccount   Subaccount
                        ----------  -----------  ----------  ----------   ----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .    $17,385    $3,681,310    $264,858    $    --       $   --
Outside Trust, at
 value. . . . . . . .         --            --          --     10,763        4,164
Receivable from
 portfolio/JHLICO . .         --            --          --         --           --
                         -------    ----------    --------    -------       ------
Total assets. . . . .     17,385     3,681,310     264,858     10,763        4,164
Liabilities
Payable to
 portfolio/JHLICO . .         --            --          --         --           --
                         -------    ----------    --------    -------       ------
Total liabilities . .         --            --          --         --           --
                         -------    ----------    --------    -------       ------
                         $17,385    $3,681,310    $264,858    $10,763       $4,164
                         =======    ==========    ========    =======       ======
Net assets:
In accumulation . . .    $17,385    $3,681,310    $264,858    $10,763       $4,164
                         -------    ----------    --------    -------       ------
Total net assets. . .    $17,385    $3,681,310    $264,858    $10,763       $4,164
                         =======    ==========    ========    =======       ======
Units outstanding . .      2,220       328,326      23,447        751          296
                         =======    ==========    ========    =======       ======
Unit value (in
 accumulation). . . .    $  7.83    $    11.21    $  11.30    $ 14.33        14.07
                         =======    ==========    ========    =======       ======



See accompanying notes.

                     John Hancock Variable Life Account UV

                               December 31, 2002


                                                                             AIM V.I.
                                          V.A.        V.A.     Large Cap      Capital
                          Templeton    Financial    Relative     Value      Development
                        International  Industries    Value        CORE       Series II
                         Subaccount    Subaccount  Subaccount  Subaccount   Subaccount
                        -------------  ----------  ----------  ----------   -----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Declaration Trust, at
 value. . . . . . . .      $    --      $11,236      $4,752     $     --       $  --
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .           --           --          --      104,159          --
Outside Trust, at
 value. . . . . . . .       39,537           --          --           --          69
Receivable from
 portfolio/JHLICO . .           --           --          --           --          --
                           -------      -------      ------     --------       -----
Total assets. . . . .       39,537       11,236       4,752      104,159          69
Liabilities
Payable to
 portfolio/JHLICO . .           --           --          --           --          --
                           -------      -------      ------     --------       -----
Total liabilities . .           --           --          --           --          --
                           -------      -------      ------     --------       -----
                           $39,537      $11,236      $4,752     $104,159       $  69
                           =======      =======      ======     ========       =====
Net assets:
In accumulation . . .      $39,537      $11,236      $4,752     $104,159       $  69
                           -------      -------      ------     --------       -----
Total net assets. . .      $39,537      $11,236      $4,752     $104,159       $  69
                           =======      =======      ======     ========       =====
Units outstanding . .        5,970          892         465       12,281           9
                           =======      =======      ======     ========       =====
Unit value (in
 accumulation). . . .      $  6.62      $ 12.60      $10.22     $   8.48       $7.67
                           =======      =======      ======     ========       =====



                                                                 MFS Investors
                                      CSI      Fidelity VIP II      Growth
                                     Equity       Overseas       Stock Series
                                   Subaccount    Subaccount       Subaccount
                                   ----------  ---------------   -------------
Assets
Investment in shares of
 portfolios of:
Outside Trust, at value. . . . .    $89,425        $13,203          $16,748
Receivable from portfolio/JHLICO         --             --               --
                                    -------        -------          -------
Total assets . . . . . . . . . .     89,425         13,203           16,748
Liabilities
Payable to portfolio/JHLICO. . .         --             --               --
                                    -------        -------          -------
Total liabilities. . . . . . . .         --             --               --
                                    -------        -------          -------
                                    $89,425        $13,203          $16,748
                                    =======        =======          =======
Net assets:
In accumulation. . . . . . . . .    $89,425        $13,203          $16,748
                                    -------        -------          -------
Total net assets . . . . . . . .    $89,425        $13,203          $16,748
                                    =======        =======          =======
Units outstanding. . . . . . . .      9,006            684            2,336
                                    =======        =======          =======
Unit value (in accumulation) . .    $  9.93        $ 19.30          $  7.17
                                    =======        =======          =======



See accompanying notes.

                     John Hancock Variable Life Account UV

                               December 31, 2002


                                                     Janus Aspen   Janus Aspen
                                                       Global       Worldwide
                                                     Technology      Growth
                                                     Subaccount    Subaccount
                                                     -----------   -----------
Assets
Investment in shares of portfolios of:
Outside Trust, at value. . . . . . . . . . . . . .     $2,715        $55,026
Receivable from portfolio/JHLICO . . . . . . . . .         --             --
                                                       ------        -------
Total assets . . . . . . . . . . . . . . . . . . .      2,715         55,026
Liabilities
Payable to portfolio/JHLICO. . . . . . . . . . . .         --             --
                                                       ------        -------
Total liabilities. . . . . . . . . . . . . . . . .         --             --
                                                       ------        -------
                                                       $2,715        $55,026
                                                       ======        =======
Net assets:
In accumulation. . . . . . . . . . . . . . . . . .     $2,715        $55,026
                                                       ------        -------
Total net assets . . . . . . . . . . . . . . . . .     $2,715        $55,026
                                                       ======        =======
Units outstanding. . . . . . . . . . . . . . . . .      1,082         11,589
                                                       ======        =======
Unit value (in accumulation) . . . . . . . . . . .     $ 2.51        $  4.75
                                                       ======        =======



See accompanying notes.

                     John Hancock Variable Life Account UV

                            Statements of Operations

                        For the years ended December 31,

                                                Large Cap Growth Subaccount                  Active Bond Subaccount
                                         -----------------------------------------   --------------------------------------
                                             2002          2001           2000          2002         2001           2000
                                         -------------  ------------  -------------  -----------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $    116,827   $    75,058   $  6,351,461   $5,250,590   $ 5,575,227    $ 5,048,654
 Interest on policy loans. . . . . . .        214,647       224,030        223,081      880,735       840,444        769,530
                                         ------------   -----------   ------------   ----------   -----------    -----------
Total investment income. . . . . . . .        331,474       299,088      6,574,542    6,131,325     6,415,671      5,818,184
Expenses:
 Mortality and expense risk. . . . . .        226,707       237,021        286,716      541,098       492,587        485,231
                                         ------------   -----------   ------------   ----------   -----------    -----------
Net investment income. . . . . . . . .        104,767        62,067      6,287,826    5,590,227     5,923,084      5,332,953
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .     (1,839,721)     (303,166)     1,809,410     (130,886)     (578,863)    (1,058,175)
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .             --            --             --      281,680            --             --
                                         ------------   -----------   ------------   ----------   -----------    -----------
Realized gains (losses). . . . . . . .     (1,839,721)     (303,166)     1,809,410      150,794      (578,863)    (1,058,175)
Change in unrealized appreciation
 (depreciation) during the year. . . .    (10,142,139)   (6,989,603)   (17,039,660)   1,685,887     1,577,966      3,862,398
                                         ------------   -----------   ------------   ----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $(11,877,093)  $(7,230,702)  $ (8,942,424)  $7,426,908   $(6,922,187)   $ 8,137,176
                                         ============   ===========   ============   ==========   ===========    ===========



                                            International Equity Index Subaccount        Small Cap Growth Subaccount
                                            --------------------------------------  -------------------------------------
                                              2002         2001          2000          2002         2001          2000
                                            ----------  ------------  ------------  ------------  ----------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . . . .   $  90,727   $    92,540   $   334,135   $        --   $      --    $   621,346
 Interest on policy loans . . . . . . . .      30,618        32,013        29,828            --          --             --
                                            ---------   -----------   -----------   -----------   ---------    -----------
Total investment income . . . . . . . . .     121,345       124,553       363,963            --          --        621,346
Expenses:
 Mortality and expense risk . . . . . . .      30,664        35,964        41,808        24,965      27,911         39,379
                                            ---------   -----------   -----------   -----------   ---------    -----------
Net investment income (loss). . . . . . .      90,681        88,589       322,155       (24,965)    (27,911)       581,967
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . . . .    (548,187)     (244,081)       76,586      (832,032)   (193,161)       159,388
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . . . .          --           690            --            --          --             --
                                            ---------   -----------   -----------   -----------   ---------    -----------
Realized gains (losses) . . . . . . . . .    (548,187)     (243,391)       76,586      (832,032)   (193,161)       159,388
Change in unrealized depreciation during
 the year . . . . . . . . . . . . . . . .    (333,246)   (1,167,176)   (1,706,468)     (720,009)   (449,625)    (2,654,137)
                                            ---------   -----------   -----------   -----------   ---------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .   $(790,752)  $(1,321,978)  $(1,307,727)  $(1,577,006)  $(670,697)   $(1,912,782)
                                            =========   ===========   ===========   ===========   =========    ===========


See accompanying notes.

                     John Hancock Variable Life Account UV

                        For the years ended December 31,


                          Global Balanced Subaccount            Multi Cap Growth Subaccount
                        -------------------------------   ----------------------------------------
                          2002        2001       2000        2002          2001            2000
                        ----------  ---------  ---------  ------------  ------------  ---------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $  40,296   $  4,344   $  8,232   $        --   $        --    $  2,284,720
 Interest on policy
  loans . . . . . . .          --         --         --            --            --              --
                        ---------   --------   --------   -----------   -----------    ------------
Total investment
 income . . . . . . .      40,296      4,344      8,232            --            --       2,284,720
Expenses:
 Mortality and expense
  risk. . . . . . . .      18,769      1,319      1,034        92,810        85,083         101,903
                        ---------   --------   --------   -----------   -----------    ------------
Net investment income
 (loss) . . . . . . .      21,527      3,025      7,198       (92,810)      (85,083)      2,182,817
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     (24,716)   (18,478)    (3,641)   (4,119,546)   (2,329,455)      1,892,763
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --         --         --            --            --              --
                        ---------   --------   --------   -----------   -----------    ------------
Realized gains
 (losses) . . . . . .     (24,716)   (18,478)    (3,641)   (4,119,546)   (2,329,455)      1,892,763
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (225,899)    12,916    (21,945)   (2,358,749)   (4,249,250)    (11,690,290)
                        ---------   --------   --------   -----------   -----------    ------------
Net decrease in net
 assets resulting from
 operations . . . . .   $(229,088)  $ (2,537)  $(18,388)  $(6,571,105)  $(6,663,788)   $ (7,614,710)
                        =========   ========   ========   ===========   ===========    ============


                             Large Cap Value Subaccount           Money Market Subaccount
                        ------------------------------------   ------------------------------
                           2002         2001         2000        2002      2001        2000
                        ------------  ----------  -----------  --------  --------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   394,462   $ 278,945   $  759,319   $307,669  $797,762   $1,260,525
 Interest on policy
  loans . . . . . . .            --          --           --    162,869   169,029      162,299
                        -----------   ---------   ----------   --------  --------   ----------
Total investment
 income . . . . . . .       394,462     278,945      759,319    470,538   966,791    1,422,824
Expenses:
 Mortality and expense
  risk. . . . . . . .       139,250     108,117       65,992    127,239   132,202      132,261
                        -----------   ---------   ----------   --------  --------   ----------
Net investment income       255,212     170,828      693,327    343,299   834,589    1,290,563
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      (203,323)     69,861      (47,306)        --        --           --
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio      318,126     274,383           --         --        --           --
                        -----------   ---------   ----------   --------  --------   ----------
Realized gains
 (losses) . . . . . .       114,803     344,244      (47,306)        --        --           --
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (3,927,768)   (277,488)     854,807         --        --           --
                        -----------   ---------   ----------   --------  --------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(3,557,753)  $ 237,584   $1,500,828   $343,299  $834,589   $1,290,563
                        ===========   =========   ==========   ========  ========   ==========


See accompanying notes.

                     John Hancock Variable Life Account UV

                        For the years ended December 31,


                          Small/Mid Cap Growth Subaccount       Real Estate Equity Subaccount
                        -----------------------------------   ----------------------------------
                           2002         2001        2000        2002        2001          2000
                        ------------  ----------  ----------  ----------  ----------  -------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $        --   $      --   $ 603,438   $ 298,785   $ 233,523    $  471,363
 Interest on policy
  loans . . . . . . .            --          --          --      31,900      29,769        21,486
                        -----------   ---------   ---------   ---------   ---------    ----------
Total investment
 income . . . . . . .            --          --     603,438     330,685     263,292       492,849
Expenses:
 Mortality and expense
  risk. . . . . . . .        44,361      34,942      32,879      38,737      33,541        27,585
                        -----------   ---------   ---------   ---------   ---------    ----------
Net investment income
 (loss) . . . . . . .       (44,361)    (34,942)    570,559     291,948     229,751       465,264
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .      (336,253)   (212,465)   (136,669)    (21,635)   (234,535)     (159,205)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio       82,993          --          --     171,786     167,156            --
                        -----------   ---------   ---------   ---------   ---------    ----------
Realized gains
 (losses) . . . . . .      (253,260)   (212,465)   (136,669)    150,151     (67,379)     (159,205)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (1,604,540)    391,420      (2,663)   (425,506)    128,322       919,904
                        -----------   ---------   ---------   ---------   ---------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(1,902,161)  $ 144,013   $ 431,227   $  16,593   $ 290,694    $1,225,963
                        ===========   =========   =========   =========   =========    ==========


                                            Growth & Income Subaccount                      Managed Subaccount
                                    ------------------------------------------   -----------------------------------------
                                        2002           2001           2000           2002          2001            2000
                                    -------------  -------------  -------------  -------------  ------------  ---------------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . . .   $  1,276,383   $  1,000,312   $ 43,732,520   $  1,533,343   $ 2,011,926    $ 11,757,304
 Interest on policy loans . . . .      2,297,776      2,433,647      2,428,588      1,042,642     1,055,240              --
                                    ------------   ------------   ------------   ------------   -----------    ------------
Total investment income . . . . .      3,574,159      3,433,959     46,161,108      2,575,985     3,067,166      11,757,304
Expenses:
 Mortality and expense risk . . .        933,104      1,065,963      1,733,223        574,565       624,031         664,664
                                    ------------   ------------   ------------   ------------   -----------    ------------
Net investment income . . . . . .      2,641,055      2,367,996     44,427,885      2,001,420     2,443,135      11,092,640
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . . .     (2,572,222)       205,711     18,300,286       (415,514)       33,494       1,551,519
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . . .             --             --             --             --       495,279              --
                                    ------------   ------------   ------------   ------------   -----------    ------------
Realized gains (losses) . . . . .     (2,572,222)       205,711     18,300,286       (415,514)      528,773       1,551,519
Change in unrealized depreciation
 during the year. . . . . . . . .    (42,761,201)   (37,067,063)   (96,829,044)   (13,534,423)   (5,276,809)    (12,278,637)
                                     ---------      ---------      ---------      ---------      --------       ---------
Net increase (decrease) in net
 assets resulting from operations   $(42,692,368)  $(34,493,356)  $(34,100,873)  $(11,948,517)  $(2,304,901)   $    365,522
                                    ============   ============   ============   ============   ===========    ============


See accompanying notes.

                     John Hancock Variable Life Account UV

                        For the years ended December 31,


                        Short-Term Bond Subaccount       Small Cap Equity Subaccount
                        ---------------------------  -----------------------------------
                         2002     2001      2000        2002         2001         2000
                        -------  --------  --------  ------------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $51,098  $27,491   $17,131   $     8,170   $   2,669    $ 321,253
 Interest on policy
  loans . . . . . . .        --       --        --            --          --           --
                        -------  -------   -------   -----------   ---------    ---------
Total investment
 income . . . . . . .    51,098   27,491    17,131         8,170       2,669      321,253
Expenses:
 Mortality and expense
  risk. . . . . . . .     6,951    3,039     1,637        23,341      21,562       23,745
                        -------  -------   -------   -----------   ---------    ---------
Net investment income
 (loss) . . . . . . .    44,147   24,452    15,494       (15,171)    (18,893)     297,508
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .       783    8,797    (2,287)     (324,159)   (553,686)    (110,857)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    1,629       --        --            --          --           --
                        -------  -------   -------   -----------   ---------    ---------
Realized gains
 (losses) . . . . . .     2,412    8,797    (2,287)     (324,159)   (553,686)    (110,857)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    11,610   (2,372)    6,756    (1,071,433)    580,661     (668,463)
                        -------  -------   -------   -----------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $58,169  $30,877   $19,963   $(1,410,763)  $   8,082    $(481,812)
                        =======  =======   =======   ===========   =========    =========


                                         International Opportunities Subaccount            Equity Index Subaccount
                                         ---------------------------------------   ----------------------------------------
                                            2002          2001          2000           2002          2001           2000
                                         ------------  ------------  ------------  -------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $    91,057   $   104,368   $   617,754   $    652,054   $   580,736    $ 2,327,055
 Interest on policy loans. . . . . . .            --            --            --             --            --             --
                                         -----------   -----------   -----------   ------------   -----------    -----------
Total investment income. . . . . . . .        91,057       104,368       617,754        652,054       580,736      2,327,055
Expenses:
 Mortality and expense risk. . . . . .        74,712        78,353        53,038        277,964       288,749        185,175
                                         -----------   -----------   -----------   ------------   -----------    -----------
Net investment income. . . . . . . . .        16,345        26,015       564,716        374,090       291,987      2,141,880
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .      (536,479)   (2,366,905)      348,813     (1,574,874)     (350,536)       485,643
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .            --            --            --         52,610     1,572,305             --
                                         -----------   -----------   -----------   ------------   -----------    -----------
Realized gains (losses). . . . . . . .      (536,479)   (2,366,905)      348,813     (1,522,264)    1,221,769        485,643
Change in unrealized depreciation
 during the year . . . . . . . . . . .    (2,313,103)     (510,586)   (2,497,504)   (11,247,380)   (8,084,684)    (8,035,375)
                                         -----------   -----------   -----------   ------------   -----------    -----------
Net decrease in net assets resulting
 from operations . . . . . . . . . . .   $(2,833,237)  $(2,851,476)  $(1,583,975)  $(12,395,554)  $(6,570,928)   $(5,407,852)
                                         ===========   ===========   ===========   ============   ===========    ===========


See accompanying notes.

                     John Hancock Variable Life Account UV

                        For the years ended December 31,


                            Global Bond Subaccount       Emerging Markets Equity Subaccount
                        -----------------------------   -----------------------------------
                          2002      2001       2000        2002         2001          2000
                        --------  ---------  ---------  -----------  -----------  -------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $ 53,910  $ 39,052   $ 63,032   $   2,562    $   1,896     $  63,791
 Interest on policy
  loans . . . . . . .         --        --         --          --           --            --
                        --------  --------   --------   ---------    ---------     ---------
Total investment
 income . . . . . . .     53,910    39,052     63,032       2,562        1,896        63,791
Expenses:
 Mortality and expense
  risk. . . . . . . .      6,131     6,664      5,624       6,144        4,801         5,200
                        --------  --------   --------   ---------    ---------     ---------
Net investment income
 (loss) . . . . . . .     47,779    32,388     57,408      (3,582)      (2,905)       58,591
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     18,062    (4,928)   (14,302)    (38,001)    (512,242)       19,902
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    11,286        --         --          --           --            --
                        --------  --------   --------   ---------    ---------     ---------
Realized gains
 (losses) . . . . . .     29,348    (4,928)   (14,302)    (38,001)    (512,242)       19,902
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    117,387   (45,004)    63,359     (64,390)     454,961      (571,486)
                        --------  --------   --------   ---------    ---------     ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $194,514  $(17,544)  $106,465   $(105,973)   $ (60,186)    $(492,993)
                        ========  ========   ========   =========    =========     =========


                            Bond Index Subaccount      Small/Mid Cap CORE Subaccount
                        ----------------------------   ------------------------------
                          2002      2001      2000       2002       2001        2000
                        --------  ---------  --------  ----------  --------  -----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $303,193  $146,628   $ 7,273   $   3,442   $ 2,616    $ 22,843
 Interest on policy
  loans . . . . . . .         --        --        --          --        --          --
                        --------  --------   -------   ---------   -------    --------
Total investment
 income . . . . . . .    303,193   146,628     7,273       3,442     2,616      22,843
Expenses:
 Mortality and expense
  risk. . . . . . . .     33,599    14,407       561       3,818     3,013       1,051
                        --------  --------   -------   ---------   -------    --------
Net investment income
 (loss) . . . . . . .    269,594   132,221     6,712        (376)     (397)     21,792
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      8,110     9,436      (607)    (20,901)   (3,169)      1,505
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     9,610     8,792        --          --        --          --
                        --------  --------   -------   ---------   -------    --------
Realized gains
 (losses) . . . . . .     17,720    18,228      (607)    (20,901)   (3,169)      1,505
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    231,961   (26,418)    6,100     (92,991)   25,735     (13,928)
                        --------  --------   -------   ---------   -------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $519,275  $124,031   $12,205   $(114,268)  $22,169    $  9,369
                        ========  ========   =======   =========   =======    ========


See accompanying notes.

                     John Hancock Variable Life Account UV

                        For the years ended December 31,


                           High Yield Bond Subaccount       Turner Core Growth Subaccount
                        --------------------------------   --------------------------------
                          2002       2001        2000        2002       2001         2000
                        ---------  ----------  ----------  ---------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $ 96,816   $  62,648   $  84,101   $    503   $     420    $  52,832
 Interest on policy
  loans . . . . . . .         --          --          --         --          --           --
                        --------   ---------   ---------   --------   ---------    ---------
Total investment
 income . . . . . . .     96,816      62,648      84,101        503         420       52,832
Expenses:
 Mortality and expense
  risk. . . . . . . .      5,539       4,178       5,409        920       1,981        2,215
                        --------   ---------   ---------   --------   ---------    ---------
Net investment income
 (loss) . . . . . . .     91,277      58,470      78,692       (417)     (1,561)      50,617
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (68,899)   (133,868)    (12,114)   (81,226)    (91,201)      20,969
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --          --          --         --          --           --
                        --------   ---------   ---------   --------   ---------    ---------
Realized gains
 (losses) . . . . . .    (68,899)   (133,868)    (12,114)   (81,226)    (91,201)      20,969
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (72,141)    132,879    (188,735)   (17,732)    (12,342)    (120,040)
                        --------   ---------   ---------   --------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(49,763)  $  57,481   $(122,157)  $(99,375)  $(105,104)   $ (48,454)
                        ========   =========   =========   ========   =========    =========


                                         Brandes International Equity Subaccount    Frontier Capital Appreciation Subaccount
                                        ----------------------------------------    -----------------------------------------
                                            2002           2001          2000           2002          2001            2000
                                        -------------  -------------  ------------  -------------  ------------  ---------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . .    $  13,866      $  14,525      $ 92,935      $      --      $     --       $ 133,836
 Interest on policy loans . . . . . .           --             --            --             --            --              --
                                         ---------      ---------      --------      ---------      --------       ---------
Total investment income . . . . . . .       13,866         14,525        92,935             --            --         133,836
Expenses:
 Mortality and expense risk . . . . .        3,704          5,876         4,973          1,727         2,728           3,700
                                         ---------      ---------      --------      ---------      --------       ---------
Net investment income (loss). . . . .       10,162          8,649        87,962         (1,727)       (2,728)        130,136
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . .      (66,090)        28,195        13,902        (29,318)      (54,796)         68,311
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . .       33,899         43,702            --             --         4,602              --
                                         ---------      ---------      --------      ---------      --------       ---------
Realized gains (losses) . . . . . . .      (32,191)        71,897        13,902        (29,318)      (50,194)         68,311
Change in unrealized appreciation
 (depreciation) during the year . . .     (172,350)      (246,498)      (35,201)       (75,467)       52,457        (175,994)
                                         ---------      ---------      --------      ---------      --------       ---------
Net increase (decrease) in net assets
 resulting from operations. . . . . .    $(194,379)     $(165,952)     $ 66,663      $(106,512)     $   (465)      $  22,453
                                         =========      =========      ========      =========      ========       =========


See accompanying notes.

                     John Hancock Variable Life Account UV

                  For the years and periods ended December 31,


                                       Clifton Enhanced U.S. Equity Subaccount     Large Cap Aggressive Growth Subaccount
                                       ----------------------------------------   ---------------------------------------
                                           2002          2001          2000           2002          2001           2000*
                                       -------------  ------------  ------------  -------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . .     $  1,444       $ 1,266       $ 3,328       $    --         $  --          $  36
 Interest on policy loans. . . . . .           --            --            --            --            --             --
                                         --------       -------       -------       -------         -----          -----
Total investment income. . . . . . .        1,444         1,266         3,328            --            --             36
Expenses:
 Mortality and expense risk. . . . .          189           149           138             7            11              6
                                         --------       -------       -------       -------         -----          -----
Net investment income (loss) . . . .        1,255         1,117         3,190            (7)          (11)            30
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . .       (2,857)         (826)          302          (352)          (68)            (8)
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . .           --            --            --            --            --             --
                                         --------       -------       -------       -------         -----          -----
Realized gains (losses). . . . . . .       (2,857)         (826)          302          (352)          (68)            (8)
Change in unrealized depreciation
 during the year or period . . . . .       (9,609)       (3,148)       (5,562)       (1,022)         (216)          (616)
                                         --------       -------       -------       -------         -----          -----
Net decrease in net assets resulting
 from operations . . . . . . . . . .     $(11,211)      $(2,857)      $(2,070)      $(1,381)        $(295)         $(594)
                                         ========       =======       =======       =======         =====          =====


                        Fundamental Growth Subaccount     AIM V.I. Premier Equity Subaccount
                        ------------------------------   -----------------------------------
                          2002       2001      2000*        2002         2001         2000*
                        ---------  ---------  ---------  -----------  -----------  -------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $    --    $    --    $ 1,361     $   151      $    17       $   241
 Interest on policy
  loans . . . . . . .        --         --         --          --           --            --
                        -------    -------    -------     -------      -------       -------
Total investment             --         --
 income . . . . . . .                           1,361         151           17           241
Expenses:
 Mortality and expense
  risk. . . . . . . .        48         62         10          94           61            11
                        -------    -------    -------     -------      -------       -------
Net investment income       (48)
 (loss) . . . . . . .                  (62)     1,351          57          (44)          230
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .    (8,340)      (340)       (10)     (2,212)        (754)          (11)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio       --         --         --          --          251            --
                        -------    -------    -------     -------      -------       -------
Realized losses . . .    (8,340)      (340)       (10)     (2,212)        (503)          (11)
Change in unrealized
 depreciation during
 the year or period .    (1,252)    (3,866)    (1,226)     (6,061)      (1,395)       (1,068)
                        -------    -------    -------     -------      -------       -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(9,640)   $(4,268)   $   115     $(8,216)     $(1,942)      $  (849)
                        =======    =======    =======     =======      =======       =======


* From commencement of operations (refer to footnote g in notes to financial statements #5)

See accompanying notes.

                     John Hancock Variable Life Account UV

                  For the years and periods ended December 31,


                         Fidelity VIP Growth Subaccount    Fidelity VIP II Contrafund Subaccount
                        -------------------------------    --------------------------------------
                           2002        2001       2000*       2002          2001           2000*
                        -----------  ----------  --------  ------------  ------------  -------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .    $      1     $    --     $  --      $    84       $    41        $  --
 Interest on policy
  loans . . . . . . .          --          --        --           --            --           --
                         --------     -------     -----      -------       -------        -----
Total investment
 income . . . . . . .           1          --        --           84            41           --
Expenses:
 Mortality and expense
  risk. . . . . . . .         462          18         6          132            65           12
                         --------     -------     -----      -------       -------        -----
Net investment loss .        (461)        (18)       (6)         (48)          (24)         (12)
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .      (2,710)     (1,717)       (7)      (1,212)       (1,122)          (4)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --         272        --           --           164           --
                         --------     -------     -----      -------       -------        -----
Realized losses . . .      (2,710)     (1,445)       (7)      (1,212)         (958)          (4)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .     (45,385)        469      (525)      (2,657)         (616)        (366)
                         --------     -------     -----      -------       -------        -----
Net decrease in net
 assets resulting from
 operations . . . . .    $(48,556)    $  (994)    $(538)     $(3,917)      $(1,598)       $(382)
                         ========     =======     =====      =======       =======        =====


                        MFS New Discovery Series Subaccount   V.A. Strategic Income Subaccount
                        ------------------------------------  ---------------------------------
                           2002          2001        2000*         2002               2001*
                        ------------  -----------  ---------  ----------------  -----------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .    $     --      $ 3,157       $ --         $  454               $3
 Interest on policy
  loans . . . . . . .          --           --         --             --                --
                         --------      -------       ----         ------               --
Total investment
 income . . . . . . .          --        3,157         --            454                3
Expenses:
 Mortality and expense
  risk. . . . . . . .         463          422         19              3                --
                         --------      -------       ----         ------               --
Net investment income
 (loss) . . . . . . .        (463)       2,735        (19)           451                3
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     (37,977)      (2,026)        (7)            (4)               1
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --          125         --             --                --
                         --------      -------       ----         ------               --
Realized gains
 (losses) . . . . . .     (37,977)      (1,901)        (7)            (4)               1
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .      (2,467)        (743)       197            687                1
                         --------      -------       ----         ------               --
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $(40,907)     $    91       $171         $1,134               $5
                         ========      =======       ====         ======               ==


* From commencement of operations (refer to footnote g in notes to financial statements #5)

See accompanying notes.

                     John Hancock Variable Life Account UV

                  For the years and periods ended December 31,


                        Health Sciences Fund Subaccount   Fundamental Value Subaccount
                        --------------------------------  -----------------------------
                             2002             2001*           2002            2001*
                        ---------------  ---------------  --------------  ---------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .       $  43             $ --          $  50,489        $ 3,406
 Interest on policy
  loans . . . . . . .          --               --                 --             --
                            -----             ----          ---------        -------
Total investment
 income . . . . . . .          43               --             50,489          3,406
Expenses:
 Mortality and expense
  risk. . . . . . . .          23                3             20,387          1,049
                            -----             ----          ---------        -------
Net investment income
 (loss) . . . . . . .          20               (3)            30,102          2,357
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .        (400)              (1)          (124,327)        (5,237)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --               --                 --             --
                            -----             ----          ---------        -------
Realized losses . . .        (400)              (1)          (124,327)        (5,237)
Change in unrealized
 depreciation during
 the year or period .        (544)             (22)          (712,124)        (4,848)
                            -----             ----          ---------        -------
Net decrease in net
 assets resulting from
 operations . . . . .       $(924)            $(26)         $(806,349)       $(7,728)
                            =====             ====          =========        =======


                        Small Cap Value Subaccount   AIM V.I. Growth Series I Subaccount
                        ---------------------------  ------------------------------------
                            2002          2001*            2002                 2001*
                        -------------  ------------  ------------------  -------------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .     $  1,326       $   91           $    --                $ 4
 Interest on policy
  loans . . . . . . .           --           --                --                 --
                          --------       ------           -------                ---
Total investment
 income . . . . . . .        1,326           91                --                  4
Expenses:
 Mortality and expense
  risk. . . . . . . .          413           33                 6                  2
                          --------       ------           -------                ---
Net investment income
 (loss) . . . . . . .          913           58                (6)                 2
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .         (831)        (308)             (734)                --
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio       5,198          164                --                 --
                          --------       ------           -------                ---
Realized gains
 (losses) . . . . . .        4,367         (144)             (734)                --
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .      (20,458)       2,861              (906)                68
                          --------       ------           -------                ---
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     $(15,178)      $2,775           $(1,646)               $70
                          ========       ======           =======                ===


* From commencement of operations (refer to footnote g in notes to financial statements #5)

See accompanying notes.

                     John Hancock Variable Life Account UV

                  For the year and periods ended December 31,


                        MFS Research Series IC Subaccount   Templeton International Subaccount
                        ----------------------------------  -----------------------------------
                             2002              2001*              2002                2001*
                        ----------------  ----------------  -----------------  -------------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .        $   4             $ --              $  30                $--
 Interest on policy
  loans . . . . . . .           --               --                 --                 --
                             -----             ----              -----                ---
Total investment
 income . . . . . . .            4               --                 30                 --
Expenses:
 Mortality and expense
  risk. . . . . . . .            7                2                 40                  3
                             -----             ----              -----                ---
Net investment loss .           (3)              (2)               (10)                (3)
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .         (367)               1                (34)                 1
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio          --               --                 --                 --
                             -----             ----              -----                ---
Realized gains
 (losses) . . . . . .         (367)               1                (34)                 1
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .          (40)             114               (343)                83
                             -----             ----              -----                ---
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        $(410)            $113              $(387)               $81
                             =====             ====              =====                ===


                            V.A.        V.A.     Large Cap    AIM V.I. Capital
                         Financial    Relative     Value        Development
                         Industries    Value        CORE         Series II
                         Subaccount  Subaccount  Subaccount      Subaccount
                         ----------  ----------  ----------  ------------------
                           2002*       2002*       2002*           2002*
                         ----------  ----------  ----------  ------------------
Investment Income:
 Distributions received
  from net investment
  income of the
  underlying portfolio     $ 125       $  22      $   670          $ --
 Interest on policy
  loans. . . . . . . .        --          --           --            --
                           -----       -----      -------          ----
Total investment income      125          22          670            --
Expenses:
 Mortality and expense
  risk . . . . . . . .        --          --           --            --
                           -----       -----      -------          ----
Net investment income.       125          22          670            --
Realized gains (losses)
 on investments:
 Realized losses on
  sale of portfolio
  shares . . . . . . .      (193)       (154)      (1,158)           --
 Distributions received
  from realized capital
  gains of the
  underlying portfolio        --          14           --            --
                           -----       -----      -------          ----
Realized losses. . . .      (193)       (140)      (1,158)           --
Change in unrealized
 depreciation during
 the year or period. .       (91)       (453)      (1,014)           (1)
                           -----       -----      -------          ----
Net decrease in net
 assets resulting from
 operations. . . . . .     $(159)      $(571)     $(1,502)         $ (1)
                           =====       =====      =======          ====


* From commencement of operations (refer to footnote g in notes to financial statements #5)

See accompanying notes.

                     John Hancock Variable Life Account UV

                       For the periods ended December 31,


                                                         MFS
                                                      Investors     Janus Aspen
                           CSI      Fidelity VIP II  Growth Stock     Global
                          Equity       Overseas         Series      Technology
                        Subaccount    Subaccount      Subaccount    Subaccount
                        ----------  ---------------  ------------  -------------
                          2002*          2002*          2002*          2002*
                        ----------  ---------------  ------------  -------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .    $    --         $ --          $    --        $  --
 Interest on policy
  loans . . . . . . .         --           --               --           --
                         -------         ----          -------        -----
Total investment
 income . . . . . . .         --           --               --           --
Expenses:
 Mortality and expense
  risk. . . . . . . .         --           --                1           --
                         -------         ----          -------        -----
Net investment loss .         --           --               (1)          --
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .         --          (38)            (295)        (153)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --           --               --           --
                         -------         ----          -------        -----
Realized losses . . .         --          (38)            (295)        (153)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .     (3,204)         148           (1,689)        (195)
                         -------         ----          -------        -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $(3,204)        $110          $(1,985)       $(348)
                         =======         ====          =======        =====


                                                                   Janus Aspen
                                                                    Worldwide
                                                                     Growth
                                                                   Subaccount
                                                                  -------------
                                                                      2002*
                                                                  -------------
Investment Income:
 Distributions received from net investment income of the
  underlying portfolio. . . . . . . . . . . . . . . . . . . . .     $    361
 Interest on policy loans . . . . . . . . . . . . . . . . . . .           --
                                                                    --------
Total investment income . . . . . . . . . . . . . . . . . . . .          361
Expenses:
 Mortality and expense risk . . . . . . . . . . . . . . . . . .          227
Net investment income (loss). . . . . . . . . . . . . . . . . .          134
                                                                    --------
Realized gains (losses) on investments:
 Realized losses on sale of portfolio shares  . . . . . . . . .       (6,869)
 Distributions received from realized capital gains of the
  underlying portfolio. . . . . . . . . . . . . . . . . . . . .           --
                                                                    --------
Realized losses . . . . . . . . . . . . . . . . . . . . . . . .       (6,869)
Change in unrealized depreciation during the year or period . .      (10,506)
                                                                    --------
Net decrease in net assets resulting from operations. . . . . .     $(17,241)
                                                                    ========


* From commencement of operations (refer to footnote g in notes to financial statements #5)

See accompanying notes.

                     John Hancock Variable Life Account UV

                      Statements of Changes in Net Assets

                        For the years ended December 31,



                                                      Large Cap Growth                               Active Bond
                                                         Subaccount                                   Subaccount
                                          -----------------------------------------   ------------------------------------------
                                              2002          2001           2000           2002           2001            2000
                                          -------------  ------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . .   $    104,767   $    62,067   $  6,287,826   $  5,871,907   $  5,923,084    $  5,332,953
 Realized gains (losses). . . . . . . .     (1,839,721)     (303,166)     1,809,410       (130,886)      (578,863)     (1,058,175)
 Change in unrealized appreciation
  (depreciation) during the year. . . .    (10,142,139)   (6,989,603)   (17,039,660)     1,685,887      1,577,966       3,862,398
                                          ------------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . . .    (11,877,093)   (7,230,702)    (8,942,424)     7,426,908      6,922,187       8,137,176
                                          ------------   -----------   ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . . .     10,784,732    14,342,571     16,225,070     11,393,547     15,445,246      26,218,788
 Transfers to policyholders for
  benefits, termination and policy loans    (6,587,434)   (6,740,426)    (8,421,666)    (9,109,257)   (10,820,630)    (17,903,281)
 Net transfers between subaccounts. . .             --      (239,029)            --             --             --              --
 Net change in policy loans . . . . . .       (173,881)      165,268        407,961        780,989       (691,455)        620,295
                                          ------------   -----------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from policy transactions . . . . . . .      4,023,417     7,528,384      8,211,365      3,065,279      3,933,161       8,935,802
                                          ------------   -----------   ------------   ------------   ------------    ------------
Total increase (decrease) in net assets     (7,853,676)      297,682       (731,059)    10,492,187     10,855,348      17,072,978
Net assets at beginning of year . . . .     43,595,060    43,297,378     44,028,437    108,817,908     97,962,560      80,889,582
                                          ------------   -----------   ------------   ------------   ------------    ------------
Net assets at end of year . . . . . . .   $ 35,741,384   $43,595,060   $ 43,297,378   $119,310,095   $108,817,908    $ 97,962,560
                                          ============   ===========   ============   ============   ============    ============





                                           International Equity Index
                                                   Subaccount
                                     ---------------------------------------
                                        2002          2001           2000
                                     ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . .   $    90,681   $    88,589    $   322,155
 Realized gains (losses) . . . . .      (548,187)     (243,391)        76,586
 Change in unrealized depreciation
  during the year. . . . . . . . .      (333,246)   (1,167,176)    (1,706,468)
                                     -----------   -----------    -----------
Net decrease in net assets
 resulting from operations . . . .      (790,752)   (1,321,978)    (1,307,727)
                                     -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders       1,326,010
  and transfers for policy loans .                   1,612,633      2,208,528
 Transfers to policyholders for       (1,372,903)
  benefits, termination and policy
  loans. . . . . . . . . . . . . .                  (1,532,111)    (1,307,479)
 Net transfers between subaccounts            --            --             --
 Net change in policy loans. . . .       (25,736)       10,754        110,023
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy            (72,629)
 transactions. . . . . . . . . . .   -----------        91,276      1,011,072
                                                   -----------    -----------
Total decrease in net assets . . .      (863,381)   (1,230,702)      (296,655)
Net assets at beginning of year. .     5,653,637     6,884,339      7,180,994
                                     -----------   -----------    -----------
Net assets at end of year. . . . .   $ 4,790,256   $ 5,653,637    $ 6,884,339
                                     ===========   ===========    ===========




See accompanying notes.

                     John Hancock Variable Life Account UV

                        For the years ended December 31,



                                   Small Cap Growth                        Global Balanced
                                      Subaccount                              Subaccount
                        ---------------------------------------   ----------------------------------
                           2002          2001          2000          2002         2001         2000
                        ------------  ------------  ------------  -----------  -----------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   (24,965)  $   (27,911)  $   581,967   $   21,527   $    3,025    $  7,198
 Realized gains
  (losses). . . . . .      (832,032)     (193,161)      159,388      (24,716)     (18,478)     (3,641)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      (720,009)     (449,625)   (2,654,137)    (225,899)      12,916     (21,945)
                        -----------   -----------   -----------   ----------   ----------    --------
Net decrease in net
 assets resulting from
 operations . . . . .    (1,577,006)     (670,697)   (1,912,782)    (229,088)      (2,537)    (18,388)
                        -----------   -----------   -----------   ----------   ----------    --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     1,709,097     2,267,910     4,738,730    1,042,956    3,159,097      75,380
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (1,052,118)   (3,102,740)     (956,063)    (148,801)     (82,211)    (83,639)
                        -----------   -----------   -----------   ----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.       656,979      (834,830)    3,782,667      894,155    3,076,886      (8,259)
                        -----------   -----------   -----------   ----------   ----------    --------
Total increase
 (decrease) in net
 assets . . . . . . .      (920,027)   (1,505,527)    1,869,885      665,067    3,074,349     (26,647)
Net assets at
 beginning of year. .     4,876,292     6,381,819     4,511,934    3,248,070      173,721     200,368
                        -----------   -----------   -----------   ----------   ----------    --------
Net assets at end of
 year . . . . . . . .   $ 3,956,265   $ 4,876,292   $ 6,381,819   $3,913,137   $3,248,070    $173,721
                        ===========   ===========   ===========   ==========   ==========    ========





                                                Multi Cap Growth
                                                   Subaccount
                                    ----------------------------------------
                                       2002          2001            2000
                                    ------------  ------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .   $   (92,810)  $   (85,083)   $  2,182,817
 Realized gains (losses). . . . .    (4,119,546)   (2,329,455)      1,892,763
 Change in unrealized depreciation
  during the year . . . . . . . .    (2,358,749)   (4,249,250)    (11,690,290)
                                    -----------   -----------    ------------
Net decrease in net assets
 resulting from operations. . . .    (6,571,105)   (6,663,788)     (7,614,710)
                                    -----------   -----------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans.     7,642,297    12,612,039      13,112,643
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . .    (2,316,096)   (3,031,534)     (4,430,561)
                                    -----------   -----------    ------------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .     5,326,201     9,580,505       8,682,082
                                    -----------   -----------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . . .    (1,244,904)    2,916,717       1,067,372
Net assets at beginning of year .    17,593,663    14,676,946      13,609,574
                                    -----------   -----------    ------------
Net assets at end of year . . . .   $16,348,759   $17,593,633    $ 14,676,946
                                    ===========   ===========    ============




See accompanying notes.

                     John Hancock Variable Life Account UV

                        For the years ended December 31,



                                                        Large Cap Value                              Money Market
                                                          Subaccount                                  Subaccount
                                            ---------------------------------------   ------------------------------------------
                                               2002          2001          2000           2002           2001            2000
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $   573,338   $   170,828   $   693,327   $    343,299   $    834,589    $  1,290,563
 Realized gains (losses). . . . . . . . .      (203,323)      344,244       (47,306)            --             --              --
 Change in unrealized appreciation
  (depreciation) during the year. . . . .    (3,927,768)     (277,488)      854,807             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . .    (3,557,753)      237,584     1,500,828        343,299        834,589       1,290,563
                                            -----------   -----------   -----------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . . . .     7,108,084    10,170,978     7,030,748     14,520,023     22,170,735      26,609,851
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (2,391,684)   (2,001,066)   (1,798,175)   (10,516,985)   (26,886,651)    (22,265,301)
 Net change in policy loans . . . . . . .            --            --            --         11,771         (5,337)         77,509
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions . . .     4,716,400     8,169,912     5,232,573      4,014,809     (4,721,253)      4,422,059
                                            -----------   -----------   -----------   ------------   ------------    ------------
Total increase (decrease) in net assets .     1,158,647     8,407,496     6,733,401      4,358,108     (3,886,664)      5,712,622
Net assets at beginning of year . . . . .    23,397,684    14,990,188     8,268,787     22,329,064     26,215,728      20,503,106
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of year . . . . . . . .   $24,556,331   $23,397,684   $14,990,188   $ 26,687,172   $ 22,329,064    $ 26,215,728
                                            ===========   ===========   ===========   ============   ============    ============





                                                        Small/Mid Cap Growth                       Real Estate Equity
                                                             Subaccount                                Subaccount
                                               ---------------------------------------   ---------------------------------------
                                                  2002          2001          2000          2002          2001           2000
                                               ------------  ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . . . .   $    38,632   $   (34,942)  $   570,559   $   463,734   $   229,751    $   465,264
 Realized losses . . . . . . . . . . . . . .      (336,253)     (212,465)     (136,669)      (21,635)      (67,379)      (159,205)
 Change in unrealized appreciation
  (depreciation) during the year . . . . . .    (1,604,540)      391,420        (2,663)     (425,506)      128,322        919,904
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .    (1,902,161)      144,013       431,227        16,593       290,694      1,225,963
                                               -----------   -----------   -----------   -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans . . . . . . . .     2,174,314     3,794,737     1,474,342     2,702,653     1,712,308      1,762,038
 Transfers to policyholders for benefits,
  termination and policy loans . . . . . . .    (1,412,556)   (1,326,766)   (1,536,191)   (1,521,199)   (2,078,180)    (1,130,179)
 Net change in policy loans. . . . . . . . .            --            --            --        89,855       (26,470)       114,851
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions. . . . .       761,758     2,467,971       (61,849)    1,271,309      (392,342)       746,710
                                               -----------   -----------   -----------   -----------   -----------    -----------
Total increase (decrease) in net assets. . .    (1,140,403)    2,611,984       369,378     1,287,902      (101,648)     1,972,673
Net assets at beginning of year. . . . . . .     8,467,406     5,855,422     5,486,044     5,901,125     6,002,773      4,030,100
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net assets at end of year. . . . . . . . . .   $ 7,327,003   $ 8,467,406   $ 5,855,422   $ 7,189,027   $ 5,901,125    $ 6,002,773
                                               ===========   ===========   ===========   ===========   ===========    ===========




See accompanying notes.

                     John Hancock Variable Life Account UV

                        For the years ended December 31,



                                                      Growth & Income                                  Managed
                                                         Subaccount                                   Subaccount
                                         ------------------------------------------   ------------------------------------------
                                             2002           2001           2000           2002           2001            2000
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $  2,641,055   $  2,367,996   $ 44,427,885   $  2,001,420   $  2,443,135    $ 11,092,640
 Realized gains (losses) . . . . . . .     (2,572,222)       205,711     18,300,286       (415,514)       528,773       1,551,519
 Change in unrealized depreciation
  during the year. . . . . . . . . . .    (42,761,201)   (37,067,063)   (96,829,044)   (13,534,423)    (5,276,809)    (12,278,637)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    (42,692,368)   (34,493,356)   (34,100,873)   (11,948,517)    (2,304,901)        365,522
                                         ------------   ------------   ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans . . . . .     25,174,138     25,738,713     31,462,247     11,744,217     12,491,524      12,192,565
 Transfers to policyholders for
  benefits, termination and policy
  loans. . . . . . . . . . . . . . . .    (24,974,665)   (29,810,655)   (71,685,409)   (14,650,296)   (13,566,962)    (19,842,234)
 Net change in policy loans. . . . . .     (1,996,702)     1,375,781      1,310,472       (666,643)      (334,235)        630,955
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net decrease in net assets resulting
 from policy transactions. . . . . . .     (1,797,229)    (2,696,161)   (38,912,690)    (3,572,722)    (1,409,673)     (7,018,714)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Total decrease in net assets . . . . .    (44,489,597)   (37,189,517)   (73,013,563)   (15,521,239)    (3,714,574)     (6,653,192)
Net assets at beginning of year. . . .    230,297,017    267,486,534    340,500,097    108,761,653    112,476,227     119,129,419
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of year. . . . . . .   $185,807,420   $230,297,017   $267,486,534   $ 93,240,414   $108,761,653    $112,476,227
                                         ============   ============   ============   ============   ============    ============





                                 Short-Term Bond                        Small Cap Equity
                                    Subaccount                             Subaccount
                        ----------------------------------   --------------------------------------
                           2002         2001        2000        2002          2001           2000
                        -----------  -----------  ---------  ------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   45,776   $   24,452   $ 15,494   $   (15,171)  $   (18,893)   $  297,508
 Realized gains
  (losses). . . . . .          783        8,797     (2,287)     (324,159)     (553,686)     (110,857)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .       11,610       (2,372)     6,756    (1,071,433)      580,661      (668,463)
                        ----------   ----------   --------   -----------   -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       58,169       30,877     19,963    (1,410,763)        8,082      (481,812)
                        ----------   ----------   --------   -----------   -----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .      938,084      814,841    167,135     1,144,233     2,680,094     1,608,648
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .     (369,499)    (148,073)   (69,043)     (861,369)   (2,188,533)     (452,406)
                        ----------   ----------   --------   -----------   -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.      568,585      666,768     98,092       282,864      (491,561)    1,156,242
                        ----------   ----------   --------   -----------   -----------    ----------
Total increase
 (decrease) in net
 assets . . . . . . .      626,754      697,645    118,055    (1,127,899)      499,643       674,430
Net assets at
 beginning of year. .    1,054,613      356,968    238,913     4,641,465     4,141,822     3,467,392
                        ----------   ----------   --------   -----------   -----------    ----------
Net assets at end of
 year . . . . . . . .   $1,681,367   $1,054,613   $356,968   $ 3,513,566   $ 4,641,465    $4,141,822
                        ==========   ==========   ========   ===========   ===========    ==========




See accompanying notes.

                     John Hancock Variable Life Account UV

                        For the years ended December 31,



                                                  International Opportunities                       Equity Index
                                                          Subaccount                                 Subaccount
                                            ---------------------------------------   ----------------------------------------
                                               2002          2001          2000           2002          2001           2000
                                            ------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $    16,345   $    26,015   $   564,716   $    426,700   $   291,987    $ 2,141,880
 Realized gains (losses). . . . . . . . .      (536,479)   (2,366,905)      348,813     (1,574,874)    1,221,769        485,643
 Change in unrealized depreciation during
  the year. . . . . . . . . . . . . . . .    (2,313,103)     (510,586)   (2,497,504)   (11,247,380)   (8,084,684)    (8,035,375)
                                            -----------   -----------   -----------   ------------   -----------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .    (2,833,237)   (2,851,476)   (1,583,975)   (12,395,554)   (6,570,928)    (5,407,852)
                                            -----------   -----------   -----------   ------------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . . . .     4,775,405     9,239,568     9,284,275      9,244,204    13,985,392     43,728,519
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .      (879,460)   (5,328,329)     (469,272)    (3,929,594)   (5,816,358)    (2,630,030)
                                            -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .     3,895,945     3,911,239     8,815,003      5,314,610     8,169,034     41,098,489
                                            -----------   -----------   -----------   ------------   -----------    -----------
Total increase (decrease) in net assets .     1,062,708     1,059,763     7,231,028     (7,080,944)    1,598,106     35,690,637
Net assets at beginning of year . . . . .    11,919,734    10,859,971     3,628,943     51,694,822    50,096,716     14,406,079
                                            -----------   -----------   -----------   ------------   -----------    -----------
Net assets at end of year . . . . . . . .   $12,982,442   $11,919,734   $10,859,971   $ 44,613,878   $51,694,822    $50,096,716
                                            ===========   ===========   ===========   ============   ===========    ===========





                                    Global Bond                     Emerging Markets Equity
                                     Subaccount                            Subaccount
                        ------------------------------------   ----------------------------------
                           2002         2001         2000        2002        2001          2000
                        -----------  -----------  -----------  ----------  ----------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   59,065   $   32,388   $   57,408   $  (3,582)  $  (2,905)   $   58,591
 Realized gains
  (losses). . . . . .       18,062       (4,928)     (14,302)    (38,001)   (512,242)       19,902
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      117,387      (45,004)      63,359     (64,390)    454,961      (571,486)
                        ----------   ----------   ----------   ---------   ---------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      194,514      (17,544)     106,465    (105,973)    (60,186)     (492,993)
                        ----------   ----------   ----------   ---------   ---------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .      781,615      352,334      396,099     535,006     801,949     1,133,676
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .     (296,107)    (677,332)    (192,421)   (341,779)   (590,080)     (337,143)
                        ----------   ----------   ----------   ---------   ---------    ----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.      485,508     (324,998)     203,678     193,227     211,869       796,533
                        ----------   ----------   ----------   ---------   ---------    ----------
Total increase
 (decrease) in net
 assets . . . . . . .      680,022     (342,542)     310,143      87,254     151,683       303,540
Net assets at
 beginning of year. .      797,319    1,139,861      829,718     893,035     741,352       437,812
                        ----------   ----------   ----------   ---------   ---------    ----------
Net assets at end of
 year . . . . . . . .   $1,477,341   $  797,319   $1,139,861     980,289   $ 893,035    $  741,352
                        ==========   ==========   ==========   =========   =========    ==========




See accompanying notes.

                     John Hancock Variable Life Account UV

                        For the years ended December 31,



                                    Bond Index                      Small/Mid Cap CORE
                                    Subaccount                          Subaccount
                        ----------------------------------   --------------------------------
                           2002         2001        2000       2002        2001         2000
                        -----------  -----------  ---------  ----------  ----------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  279,204   $  132,221   $  6,712   $    (376)  $    (397)   $ 21,792
 Realized gains
  (losses). . . . . .        8,110       18,228       (607)    (20,901)     (3,169)      1,505
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      231,961      (26,418)     6,100     (92,991)     25,735     (13,928)
                        ----------   ----------   --------   ---------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      519,275      124,031     12,205    (114,268)     22,169       9,369
                        ----------   ----------   --------   ---------   ---------    --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .      976,474    5,105,113    196,240     627,213     288,067     479,768
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .     (562,636)    (129,767)   (16,742)   (304,577)   (364,419)     (6,951)
                        ----------   ----------   --------   ---------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.      413,838    4,975,346    179,498     322,636     (76,352)    472,817
                        ----------   ----------   --------   ---------   ---------    --------
Total increase
 (decrease) in net
 assets . . . . . . .      933,113    5,099,377    191,703     208,368     (54,183)    482,186
Net assets at
 beginning of year. .    5,365,289      265,912     74,209     505,368     559,551      77,365
                        ----------   ----------   --------   ---------   ---------    --------
Net assets at end of
 year . . . . . . . .   $6,298,402   $5,365,289   $265,912   $ 713,736   $ 505,368    $559,551
                        ==========   ==========   ========   =========   =========    ========





                                   High Yield Bond                     Turner Core Growth
                                     Subaccount                            Subaccount
                        -------------------------------------   ---------------------------------
                           2002         2001          2000        2002        2001         2000
                        -----------  ------------  -----------  ----------  ----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   91,277   $    58,470   $   78,692   $    (417)  $  (1,561)   $  50,617
 Realized gains
  (losses). . . . . .      (68,899)     (133,868)     (12,114)    (81,226)    (91,201)      20,969
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      (72,141)      132,879     (188,735)    (17,732)    (12,342)    (120,040)
                        ----------   -----------   ----------   ---------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (49,763)       57,481     (122,157)    (99,375)   (105,104)     (48,454)
                        ----------   -----------   ----------   ---------   ---------    ---------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .      506,832       906,532    1,514,684      34,605     316,791      192,556
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .     (348,959)   (1,363,474)     (88,711)   (105,929)   (219,789)     (31,415)
                        ----------   -----------   ----------   ---------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.      157,873      (456,942)   1,425,973     (71,324)     97,002      161,141
                        ----------   -----------   ----------   ---------   ---------    ---------
Total increase
 (decrease) in net
 assets . . . . . . .      108,110      (399,461)   1,303,816    (170,699)     (8,102)     112,687
Net assets at
 beginning of year. .      980,406     1,379,867       76,051     362,392     370,494      257,807
                        ----------   -----------   ----------   ---------   ---------    ---------
Net assets at end of
 year . . . . . . . .   $1,088,516   $   980,406   $1,379,867   $ 191,693   $ 362,392    $ 370,494
                        ==========   ===========   ==========   =========   =========    =========




See accompanying notes.

                     John Hancock Variable Life Account UV

                  For the years and period ended December 31,



                            Brandes International Equity         Frontier Capital Appreciation
                                     Subaccount                           Subaccount
                        ------------------------------------   ---------------------------------
                           2002         2001         2000        2002        2001         2000
                        -----------  -----------  -----------  ----------  ----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   44,061   $    8,649   $   87,962   $  (1,727)  $  (2,728)   $ 130,136
 Realized gains
  (losses). . . . . .      (66,090)      71,897       13,902     (29,318)    (50,194)      68,311
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     (172,350)    (246,498)     (35,201)    (75,467)     52,457     (175,994)
                        ----------   ----------   ----------   ---------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     (194,379)    (165,952)      66,663    (106,512)       (465)      22,453
                        ----------   ----------   ----------   ---------   ---------    ---------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .      406,589    1,103,449      616,308     286,946     445,490      219,803
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .     (344,498)    (979,043)     (39,267)   (191,507)   (501,765)    (179,523)
                        ----------   ----------   ----------   ---------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.       62,091      124,406      577,041      95,439     (56,275)      40,280
                        ----------   ----------   ----------   ---------   ---------    ---------
Total increase
 (decrease) in net
 assets . . . . . . .     (132,288)     (41,546)     643,704     (11,073)    (56,740)      62,733
Net assets at
 beginning of year. .    1,127,660    1,169,206      525,502     459,976     516,716      453,983
                        ----------   ----------   ----------   ---------   ---------    ---------
Net assets at end of
 year . . . . . . . .   $  995,372   $1,127,660   $1,169,206   $ 448,903   $ 459,976    $ 516,716
                        ==========   ==========   ==========   =========   =========    =========





                         Clifton Enhanced US Equity    Large Cap Aggressive Growth
                                 Subaccount                     Subaccount
                        ----------------------------   ----------------------------
                          2002      2001      2000       2002      2001       2000*
                        ---------  --------  --------  ---------  --------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  1,255   $ 1,117   $ 3,190   $    (7)   $  (11)    $   30
 Realized gains
  (losses). . . . . .     (2,857)     (826)      302      (352)      (68)        (8)
 Change in unrealized
  depreciation during
  the year or period.     (9,609)   (3,148)   (5,562)   (1,022)     (216)      (616)
                        --------   -------   -------   -------    ------     ------
Net decrease in net
 assets resulting from
 operations . . . . .    (11,211)   (2,857)   (2,070)   (1,381)     (295)      (594)
                        --------   -------   -------   -------    ------     ------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     23,714    10,070    16,541    58,056         5      2,528
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .     (5,080)   (2,449)   (9,351)   (6,819)     (120)        --
                        --------   -------   -------   -------    ------     ------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.     18,634     7,621     7,190    51,237      (115)     2,528
                        --------   -------   -------   -------    ------     ------
Total increase
 (decrease) in net
 assets . . . . . . .      7,423     4,764     5,120    49,856      (410)     1,934
Net assets at
 beginning of year or
 period . . . . . . .     28,059    23,295    18,175     1,524     1,934         --
                        --------   -------   -------   -------    ------     ------
Net assets at end of
 year or period . . .   $ 35,482   $28,059   $23,295   $51,380    $1,524     $1,934
                        ========   =======   =======   =======    ======     ======




* From commencement of operations (refer to footnote g in notes to financial statements #5)

See accompanying notes.

                     John Hancock Variable Life Account UV

                  For the years and periods ended December 31,



                               Fundamental Growth            AIM V.I. Premier Equity
                                   Subaccount                       Subaccount
                        --------------------------------   ----------------------------
                          2002      2001        2000*        2002      2001       2000*
                        ---------  --------  ------------  ---------  --------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    (48)  $   (62)  $     1,351   $     57   $   (44)   $   230
 Realized losses. . .     (8,340)     (340)          (10)    (2,212)     (503)       (11)
 Change in unrealized
  depreciation during
  the year or period.     (1,252)   (3,866)       (1,226)    (6,061)   (1,395)    (1,068)
                        --------   -------   -----------   --------   -------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     (9,640)   (4,268)          115     (8,216)   (1,942)      (849)
                        --------   -------   -----------   --------   -------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .    106,884     9,554     9,264,914     47,509    12,072     12,213
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (20,202)   (7,743)   (9,251,776)   (14,475)   (3,006)    (6,072)
                        --------   -------   -----------   --------   -------    -------
Net increase in net
 assets resulting from
 policy transactions.     86,682     1,811        13,138     33,034     9,066      6,141
                        --------   -------   -----------   --------   -------    -------
Total increase
 (decrease) in net
 assets . . . . . . .     77,042    (2,457)       13,253     24,818     7,124      5,292
Net assets at
 beginning of year or
 period . . . . . . .     10,796    13,253            --     12,416     5,292         --
                        --------   -------   -----------   --------   -------    -------
Net assets at end of
 year or period . . .   $ 87,838   $10,796   $    13,253   $ 37,234   $12,416    $ 5,292
                        ========   =======   ===========   ========   =======    =======





                            Fidelity VIP Growth        Fidelity VIP II Contrafund
                                Subaccount                     Subaccount
                        ---------------------------   ----------------------------
                          2002      2001     2000*      2002      2001       2000*
                        ---------  --------  -------  ---------  --------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss.   $   (461)  $   (18)  $   (6)  $    (48)  $   (24)   $   (12)
 Realized losses. . .     (2,710)   (1,445)      (7)    (1,212)     (958)        (4)
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .    (45,385)      469     (525)    (2,657)     (616)      (366)
                        --------   -------   ------   --------   -------    -------
Net decrease in net
 assets resulting from
 operations . . . . .    (48,556)     (994)    (538)    (3,917)   (1,598)      (382)
                        --------   -------   ------   --------   -------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .    305,899     1,474    5,160     85,122    10,866     13,880
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (67,045)   (4,037)    (394)   (11,314)   (3,652)    (6,991)
                        --------   -------   ------   --------   -------    -------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.    238,854    (2,563)   4,766     73,808     7,214      6,889
                        --------   -------   ------   --------   -------    -------
Total increase
 (decrease) in net
 assets . . . . . . .    190,298    (3,557)   4,228     69,891     5,616      6,507
Net assets at
 beginning of year or
 period . . . . . . .        671     4,228       --     12,123     6,507         --
                        --------   -------   ------   --------   -------    -------
Net assets at end of
 year or period . . .   $190,969   $   671   $4,228   $ 82,014   $12,123    $ 6,507
                        ========   =======   ======   ========   =======    =======




* From commencement of operations (refer to footnote g in notes to financial statements #5)

See accompanying notes.

                     John Hancock Variable Life Account UV

                  For the years and periods ended December 31,



                           MFS New Discovery Series      V.A. Strategic Income
                                  Subaccount                  Subaccount
                        ------------------------------   ----------------------
                          2002       2001      2000*       2002         2001*
                        ---------  ---------  ---------  ----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   (463)  $  2,735   $    (19)   $   451      $     3
 Realized gains
  (losses). . . . . .    (37,977)    (1,901)        (7)        (4)           1
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .     (2,467)      (743)       197        687            1
                        --------   --------   --------    -------      -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    (40,907)        91        171      1,134            5
                        --------   --------   --------    -------      -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     45,879    102,334     37,394     24,795        2,513
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (94,567)   (14,675)   (18,758)    (1,691)      (2,374)
                        --------   --------   --------    -------      -------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.    (48,688)    87,659     18,636     23,104          139
                        --------   --------   --------    -------      -------
Total increase
 (decrease) in net
 assets . . . . . . .    (89,595)    87,750     18,807     24,238          144
Net assets at
 beginning of year or
 period . . . . . . .    106,557     18,807         --        144           --
                        --------   --------   --------    -------      -------
Net assets at end of
 year or period . . .   $ 16,962   $106,557   $ 18,807    $24,382      $   144
                        ========   ========   ========    =======      =======





                              Health Sciences Fund      Fundamental Value
                                   Subaccount              Subaccount
                              ---------------------  -----------------------
                                2002       2001*        2002         2001*
                              ----------  ---------  -----------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . . .    $    20     $   (3)   $   30,102    $    2,357
 Realized losses. . . . . .       (400)        (1)     (124,327)       (5,237)
 Change in unrealized
  depreciation during the
  year or period. . . . . .       (544)       (22)     (712,124)       (4,848)
                               -------     ------    ----------    ----------
Net decrease in net assets
 resulting from operations.       (924)       (26)     (806,349)       (7,728)
                               -------     ------    ----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    21,293      3,403       898,786     4,400,939
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .     (6,332)       (29)     (804,338)           --
                               -------     ------    ----------    ----------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     14,961      3,374        94,448     4,400,939
                               -------     ------    ----------    ----------
Total increase (decrease) in
 net assets . . . . . . . .     14,037      3,348      (711,901)    4,393,211
Net assets at beginning of
 year or period . . . . . .      3,348         --     4,393,211            --
                               -------     ------    ----------    ----------
Net assets at end of year or
 period . . . . . . . . . .    $17,385     $3,348    $3,681,310    $4,393,211
                               =======     ======    ==========    ==========




* From commencement of operations (refer to footnote g in notes to financial statements #5)

See accompanying notes.

                     John Hancock Variable Life Account UV

                  For the years and periods ended December 31,



                                Small Cap Value     AIM V.I. Growth Series I
                                   Subaccount              Subaccount
                               ------------------   -------------------------
                                 2002      2001*       2002          2001*
                               ---------  --------  ------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)  $  6,111   $    58     $    (6)       $    2
 Realized losses . . . . . .       (831)     (144)       (734)           --
 Change in unrealized
  appreciation (depreciation)
  during the year or period.    (20,458)    2,861        (906)           68
                               --------   -------     -------        ------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . .    (15,178)    2,775      (1,646)           70
                               --------   -------     -------        ------
Policy transactions:
 Net premiums from
  policyholders and transfers
  for policy loans . . . . .    289,772    34,295      15,638         1,655
 Transfers to policyholders
  for benefits, termination
  and policy loans . . . . .    (40,884)   (5,922)     (4,941)          (13)
                               --------   -------     -------        ------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . .    248,888    28,373      10,697         1,642
                               --------   -------     -------        ------
Total increase in net assets    233,710    31,148       9,051         1,712
Net assets at beginning of
 year or period. . . . . . .     31,148        --       1,712            --
                               --------   -------     -------        ------
Net assets at end of year or
 period. . . . . . . . . . .   $264,858   $31,148     $10,763        $1,712
                               ========   =======     =======        ======





                           MFS Research Series IC   Templeton International
                                 Subaccount                Subaccount
                           -----------------------  ------------------------
                              2002        2001*        2002          2001*
                           -----------  ----------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss . .    $    (3)     $   (2)      $   (10)       $   (3)
 Realized gains (losses)       (367)          1           (34)            1
 Change in unrealized
  appreciation
  (depreciation) during
  the year or period . .        (40)        114          (343)           83
                            -------      ------       -------        ------
Net increase (decrease)
 in net assets resulting
 from operations . . . .       (410)        113          (387)           81
                            -------      ------       -------        ------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans. . . . . . . . .      4,802       1,655        39,501         2,069
 Transfers to
  policyholders for
  benefits, termination
  and policy loans . . .     (1,982)        (14)       (1,710)          (17)
                            -------      ------       -------        ------
Net increase in net
 assets resulting from
 policy transactions . .      2,820       1,641        37,791         2,052
                            -------      ------       -------        ------
Total increase in net
 assets. . . . . . . . .      2,410       1,754        37,404         2,133
Net assets at beginning
 of year or period . . .      1,754          --         2,133            --
                            -------      ------       -------        ------
Net assets at end of year
 or period . . . . . . .    $ 4,164      $1,754       $39,537        $2,133
                            =======      ======       =======        ======




* From commencement of operations (refer to footnote g in notes to financial statements #5)

See accompanying notes.

                     John Hancock Variable Life Account UV

                       For the periods ended December 31,



                                    V.A. Financial  V.A. Relative   Large Cap
                                      Industries        Value       Value CORE
                                      Subaccount     Subaccount     Subaccount
                                    --------------  -------------  ------------
                                        2002*           2002*         2002*
                                    --------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .      $   125        $    36       $    670
 Realized losses. . . . . . . . .         (193)          (154)        (1,158)
 Change in unrealized depreciation
  during the period . . . . . . .          (91)          (453)        (1,014)
                                       -------        -------       --------
Net decrease in net assets
 resulting from operations. . . .         (159)          (571)        (1,502)
                                       -------        -------       --------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans.       16,825          7,468        120,565
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . .       (5,430)        (2,145)       (14,904)
                                       -------        -------       --------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .       11,395          5,323        105,661
                                       -------        -------       --------
Total increase in net assets. . .       11,236          4,752        104,159
Net assets at beginning of period           --             --             --
                                       -------        -------       --------
Net assets at end of period . . .      $11,236        $ 4,752       $104,159
                                       =======        =======       ========





                                AIM V.I. Capital
                                  Development        CSI       Fidelity VIP II
                                   Series II        Equity        Overseas
                                   Subaccount     Subaccount     Subaccount
                                ----------------  ----------  -----------------
                                     2002*          2002*           2002*
                                ----------------  ----------  -----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)        $  --         $    --        $    --
 Realized losses. . . . . . .           --              --            (38)
 Change in unrealized
  appreciation (depreciation)
  during the period . . . . .           (1)         (3,204)           148
                                     -----         -------        -------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .           (1)         (3,204)           110
                                     -----         -------        -------
Policy transactions:
 Net premiums from
  policyholders and transfers
  for policy loans. . . . . .          172          93,649         18,130
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . . .         (102)         (1,020)        (5,037)
                                     -----         -------        -------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . .           70          92,629         13,093
                                     -----         -------        -------
Total increase in net assets.           69          89,425         13,203
Net assets at beginning of
 period . . . . . . . . . . .           --              --             --
                                     -----         -------        -------
Net assets at end of period .        $  69         $89,425        $13,203
                                     =====         =======        =======




* From commencement of operations (refer to footnote g in notes to financial statements #5)

See accompanying notes.

                     John Hancock Variable Life Account UV

                       For the periods ended December 31,



                                      MFS Investors  Janus Aspen   Janus Aspen
                                      Growth Stock     Global       Worldwide
                                         Series       Technical      Growth
                                       Subaccount    Subaccount    Subaccount
                                      -------------  -----------  -------------
                                          2002*         2002*         2002*
                                      -------------  -----------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . . .     $    (1)      $    --       $    134
 Realized losses. . . . . . . . . .        (295)         (153)        (6,869)
 Change in unrealized depreciation
  during the period . . . . . . . .      (1,689)         (195)       (10,506)
                                        -------       -------       --------
Net decrease in net assets resulting
 from operations. . . . . . . . . .      (1,985)         (348)       (17,241)
                                        -------       -------       --------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . .      26,489         4,239        119,102
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . . .      (7,756)       (1,176)       (46,835)
                                        -------       -------       --------
Net increase in net assets resulting
 from policy transactions . . . . .      18,733         3,063         72,267
                                        -------       -------       --------
Total increase in net assets. . . .      16,748         2,715         55,026
Net assets at beginning of period .          --            --             --
                                        -------       -------       --------
Net assets at end of period . . . .     $16,748       $ 2,715       $ 55,026
                                        =======       =======       ========




* From commencement of operations (refer to footnote g in notes to financial statements #5)

See accompanying notes.

                     John Hancock Variable Life Account UV

                         Notes to Financial Statements

                               December 31, 2002


1.  Organization

John Hancock Variable Life Account UV (the Account) is a separate investment account of John Hancock Variable Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHLICO.
 Currently, the Account funds the Annual Premium Variable Life, Flex V1, Flex V2, Medallion Variable Life, Variable Estate Protection, Variable Estate Protection Plus, Variable Estate Protection Edge, Majestic Variable Universal Life 98, Majestic Variable Estate Protection 98, Medallion Executive Variable Life III, Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Variable Master Plan Plus, Medallion Variable Life Plus - NY and Medallion Variable Life Edge - NY Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other Outside Investment Trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust, or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-seven Portfolios of the Trust, Declaration Trust, and the Outside Trusts which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I. Value), Fidelity VIP Growth, Fidelity VIP II Contrafund, MFS New Discovery Series, V.A. Strategic Income, Health Sciences Fund, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth Series I, MFS Research Series IC, Templeton International, V.A. Financial Industries, V.A Relative Value, Large Cap Value CORE, AIM V.I. Capital Development Series II, CSI Equity, Fidelity VIP II Overseas, MFS Investors Growth Stock Series, Janus Aspen Global Technology, and Janus Aspen Worldwide Growth Subaccounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHLICO may conduct.

                     John Hancock Variable Life Account UV

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust, Declaration Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0.5% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account.
 Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

                     John Hancock Variable Life Account UV

2.  Significant Accounting Policies (continued)

Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and .25% thereafter).

Amounts Receivable/Payable

Receivables/Payables to/from Portfolios/JHLICO are due to unsettled policy transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Life Insurance Company for the benefit of policyholders. There are no unsettled policy transactions at December 31, 2002.


3.  Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.


4. Details of Investments

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2002 were as follows:


Subaccount                           Shares Owned      Cost          Value
----------                           ------------      ----          -----
Large Cap Growth . . . . . . . . .     2,960,203   $ 59,649,611   $ 33,100,528
Active Bond. . . . . . . . . . . .    11,022,885    105,683,579    106,882,972
International Equity Index . . . .       436,442      6,463,111      4,387,319
Small Cap Growth . . . . . . . . .       479,728      6,362,600      3,956,265
Global Balanced. . . . . . . . . .       493,844      4,147,742      3,913,137
Multi Cap Growth . . . . . . . . .     2,457,456     30,101,092     16,348,759
Large Cap Value. . . . . . . . . .     2,061,904     28,257,279     24,556,331
Money Market . . . . . . . . . . .    24,434,030     24,434,030     24,434,030
Small/Mid Cap Growth . . . . . . .       667,324      9,095,926      7,327,003
Real Estate Equity . . . . . . . .       525,252      7,014,626      6,717,584
Growth & Income. . . . . . . . . .    16,846,946    265,799,862    155,273,466
Managed. . . . . . . . . . . . . .     7,173,197    101,263,418     79,960,444
Short-Term Bond. . . . . . . . . .       164,342      1,672,209      1,681,367
Small Cap Equity . . . . . . . . .       558,033      4,936,635      3,513,566
International Opportunities. . . .     1,718,095     17,648,892     12,982,442
Equity Index . . . . . . . . . . .     3,925,832     69,959,715     44,613,878
Global Bond. . . . . . . . . . . .       133,541      1,388,976      1,477,341

                     John Hancock Variable Life Account UV

4. Details of Investments (continued)


Subaccount                               Shares Owned     Cost        Value
----------                               ------------     ----        -----
Emerging Markets Equity. . . . . . . .     163,617     $1,068,540   $  980,289
Bond Index . . . . . . . . . . . . . .     611,535      6,088,663    6,298,402
Small/Mid Cap CORE . . . . . . . . . .      86,158        788,313      713,736
High Yield Bond. . . . . . . . . . . .     184,230      1,217,704    1,088,516
Turner Core Growth . . . . . . . . . .      19,521        288,252      191,693
Brandes International Equity . . . . .      99,837      1,320,635      995,372
Frontier Capital Appreciation. . . . .      35,486        525,592      448,903
Clifton Enhanced US Equity . . . . . .       3,643         52,516       35,482
Large Cap Aggressive Growth. . . . . .       9,221         53,234       51,380
Fundamental Growth . . . . . . . . . .      14,852         94,182       87,838
AIM V.I. Premier Equity. . . . . . . .       2,295         45,759       37,234
Fidelity VIP Growth. . . . . . . . . .       8,181        236,410      190,969
Fidelity VIP II Contrafund . . . . . .       4,546         85,654       82,014
MFS New Discovery Series . . . . . . .       1,625         19,975       16,962
V.A. Strategic Income. . . . . . . . .       2,812         23,694       24,382
Health Sciences Fund . . . . . . . . .       2,221         17,951       17,385
Fundamental Value. . . . . . . . . . .     423,370      4,398,282    3,681,310
Small Cap Value. . . . . . . . . . . .      21,110        282,455      264,858
AIM V.I. Growth Series I . . . . . . .         952         11,601       10,763
MFS Research Series IC . . . . . . . .         386          4,090        4,164
Templeton International. . . . . . . .       4,197         39,797       39,537
V.A. Financial Industries. . . . . . .         969         11,327       11,236
V.A Relative Value . . . . . . . . . .         850          5,205        4,752
Large Cap Value CORE . . . . . . . . .      13,108        105,173      104,159
AIM V.I. Capital Development Series II           7             70           69
CSI Equity . . . . . . . . . . . . . .       9,006         92,629       89,425
Fidelity VIP II Overseas . . . . . . .       1,207         13,055       13,203
MFS Investors Growth Stock Series. . .       2,368         18,437       16,748
Janus Aspen Global Technology. . . . .       1,126          2,910        2,715
Janus Aspen Worldwide Growth . . . . .       2,627         65,532       55,026

                     John Hancock Variable Life Account UV

4. Details of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts during 2002 were as follows:


Subaccount                                            Purchases       Sales
----------                                            ---------       -----
 Large Cap Growth. . . . . . . . . . . . . . . . .   $ 8,327,532   $ 4,023,652
 Active Bond . . . . . . . . . . . . . . . . . . .    15,459,835     7,339,468
 International Equity Index. . . . . . . . . . . .     1,168,353     1,124,211
 Small Cap Growth. . . . . . . . . . . . . . . . .     1,340,612       708,598
 Global Balanced . . . . . . . . . . . . . . . . .     1,075,107       159,425
 Multi Cap Growth. . . . . . . . . . . . . . . . .     6,845,545     1,612,154
 Large Cap Value . . . . . . . . . . . . . . . . .     6,987,908     1,698,170
 Money Market. . . . . . . . . . . . . . . . . . .    12,412,653     8,070,031
 Small/Mid Cap Growth. . . . . . . . . . . . . . .     1,917,149     1,116,759
 Real Estate Equity. . . . . . . . . . . . . . . .     2,586,371       947,025
 Growth & Income . . . . . . . . . . . . . . . . .    16,450,705    13,555,038
 Managed . . . . . . . . . . . . . . . . . . . . .     7,726,950     8,630,577
 Short-Term Bond . . . . . . . . . . . . . . . . .       966,581       352,220
 Small Cap Equity. . . . . . . . . . . . . . . . .       997,947       730,255
 International Opportunities . . . . . . . . . . .     4,801,820       889,530
 Equity Index. . . . . . . . . . . . . . . . . . .     8,731,892     2,990,581
 Global Bond . . . . . . . . . . . . . . . . . . .       881,974       337,401
 Emerging Markets Equity . . . . . . . . . . . . .       488,142       298,498
 Bond Index. . . . . . . . . . . . . . . . . . . .     1,304,214       611,172
 Small/Mid Cap CORE. . . . . . . . . . . . . . . .       586,146       263,886
 High Yield Bond . . . . . . . . . . . . . . . . .       621,768       372,617
 Turner Core Growth. . . . . . . . . . . . . . . .        35,935       107,677
 Brandes International Equity. . . . . . . . . . .       320,917       214,765
 Frontier Capital Appreciation . . . . . . . . . .       202,464       108,752
 Clifton Enhanced US Equity. . . . . . . . . . . .        25,155         5,266
 Large Cap Aggessive Growth. . . . . . . . . . . .        53,512         2,282
 Fundamental Growth. . . . . . . . . . . . . . . .        96,117         9,483
 AIM V.I. Premier Equity . . . . . . . . . . . . .        40,174         7,083
 Fidelity VIP Growth . . . . . . . . . . . . . . .       253,694        15,301
 Fidelity VIP II Contrafund. . . . . . . . . . . .        82,816         9,056
 MFS New DiscoverySeries . . . . . . . . . . . . .        36,383        85,534
 V.A. Strategic Income . . . . . . . . . . . . . .        24,835         1,280
 Health Sciences Fund. . . . . . . . . . . . . . .        17,013         2,032
 Fundamental Value . . . . . . . . . . . . . . . .       758,417       633,867
 Small Cap Value . . . . . . . . . . . . . . . . .       275,166        20,168
 AIM V.I. Growth Series I. . . . . . . . . . . . .        14,861         4,170
 MFS Research Series IC. . . . . . . . . . . . . .         4,693         1,876

                     John Hancock Variable Life Account UV

4. Details of Investments (continued)


Subaccount                                                  Purchases   Sales
----------                                                  ---------   -----
Templeton International . . . . . . . . . . . . . . . . .   $ 38,049       269
 V.A. Financial Industries. . . . . . . . . . . . . . . .     12,830     1,310
 V.A Relative Value . . . . . . . . . . . . . . . . . . .      6,959     1,600
 Large Cap Value CORE . . . . . . . . . . . . . . . . . .    118,437    12,106
 AIM V.I. Capital Development Series II . . . . . . . . .        123        53
 CSI Equity . . . . . . . . . . . . . . . . . . . . . . .     92,629        --
 Fidelity VIP II Overseas . . . . . . . . . . . . . . . .     13,534       441
 MFS Investors Growth Stock Series. . . . . . . . . . . .     20,610     1,878
 Janus Aspen Global Technology. . . . . . . . . . . . . .      3,651       588
 Janus Aspen Worldwide Growth . . . . . . . . . . . . . .     96,489    24,088



5. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:


                                                                               For the years and periods ended
                                        At December 31,                                 December 31,
                              -----------------------------------  -------------------------------------------------------
                                            Unit                       Expenses       Investment             Total
                              Units       Fair Value      Assets        Ratio*          Income             Return***
      Subaccount              (000s)  Lowest to Highest   (000s)   Lowest to Highest    Ratio**        Lowest to Highest
----------------------        ------  -----------------  --------  -----------------  -----------  -----------------------
Large Cap Growth        2002    727   $11.11 to $41.17   $ 35,741    0% to 0.625%        0.30%      (25.89)% to (22.19)%/h/
                        2001    627    14.90 to 58.93      43,595    0.05 to 0.625       0.98         (18.04) to 49.00/e/

Active Bond             2002  1,945    14.75 to 35.78     119,310     0 to 0.625         4.67           5.97 to 6.55/h/
                        2001  1,941    13.84 to 66.70     108,818    0.05 to 0.625       7.87          6.80 to 38.40/e/

International Equity
 Index                  2002    219     8.78 to 16.51       4,790     0 to 0.625         1.71        (15.72)/h/ to (8.78)
                        2001    221    10.19 to 19.15       5,654    0.05 to 0.625       2.70         (20.79) to 1.90/e/

Small Cap Growth        2002    384    10.46 to 12.04       3,956     0 to 0.625         --/c/       (28.84) to (21.58)/h/
                        2001    330    14.70 to 16.83       4,876    0.05 to 0.625       --/c/         (13.12) to 68.30

Global Balanced         2002    376    10.51 to 10.94       3,913      0 to 0.6          1.23         (5.91) to (1.26)/h/
                        2001    291    10.88 to 11.56       3,248    0.6 to 0.625        0.57          (7.08) to (6.99)

Multi Cap Growth        2002  1,708     9.87 to 11.21      16,349     0 to 0.625         --/c/       (30.50) to (19.23)/h/
                        2001  1,234    14.20 to 16.04      17,594    0.05 to 0.625       --/c/        (37.33) to 60.40/e/

                                      111

                     John Hancock Variable Life Account UV

5. Unit Values (continued)



                                                       At December 31,
                                             -----------------------------------
                                                           Unit
                                             Units       Fair Value      Assets
      Subaccount                             (000s)  Lowest to Highest   (000s)
----------------------                       ------  -----------------  --------
Large Cap Value         2002                 1,559   $14.18 to $16.88   $ 24,556
                        2001                 1,282    15.89 to 18.90      23,398

Money Market            2002                 1,001    12.74 to 19.93      26,687
                        2001                   684    12.56 to 34.50      22,329

Small/Mid Cap Growth
                        2002                   428    11.66 to 18.66       7,327
                        2001                   388    14.38 to 23.01       8,467

Real Estate Equity
                        2002                   236    20.17 to 33.08       7,189
                        2001                   133    13.29 to 32.43       5,901

Growth & Income         2002                 1,823    11.24 to 48.11     185,807
                        2001                 1,818    13.99 to 137.76    230,297

Managed                 2002                 1,106    17.61 to 40.28      93,240
                        2001                 1,273    14.88 to 45.24     108,762

Short-Term Bond         2002                   107    15.67 to 16.54       1,681
                        2001                    70    13.29 to 15.68       1,055

Small Cap Equity        2002                   462     7.57 to 8.12        3,514
                        2001                   436    10.30 to 11.04       4,641

International
 Opportunities          2002                 1,478     8.73 to 9.28       12,982
                        2001                 1,104    10.52 to 11.18      11,920

Equity Index            2002                 3,170    12.69 to 15.15      44,614
                        2001                 2,838    15.82 to 18.87      51,695

Global Bond             2002                    94    14.92 to 16.08       1,477
                        2001                    60    12.73 to 13.63         797

Emerging Markets
 Equity                 2002                   145     6.87 to 7.07          980
                        2001                   122     7.29 to 7.46          893
                                   For the years and periods ended
                                             December 31,
                        ------------------------------------------------------
                            Expenses       Investment            Total
                             Ratio*          Income            Return***
      Subaccount        Lowest to Highest    Ratio**       Lowest to Highest
----------------------  -----------------  -----------  ----------------------
Large Cap Value           0% to 0.625%        1.67%     (14.10)/h/% to (10.69)%
                          0.05 to 0.625       1.83          0.66 to 58.90/e/

Money Market                0 to 0.6          1.29            0.91 to 1.52
                          0.05 to 0.625       5.38          3.29 to 25.60/e/

Small/Mid Cap Growth       0 to 0.625         --/c/      (19.53)/h/ to (13.93)

                          0.05 to 0.625       --/c/        2.00 to 121.80 /e/

Real Estate Equity         0 to 0.625         4.35         (5.84)/h/ to 1.41

                          0.05 to 0.625       5.72          5.07 to 32.90/e/

Growth & Income            0 to 0.625         0.62       (20.16) to (10.86)/h/
                          0.05 to 0.625       1.94        (16.00) to 39.90/e/

Managed                    0 to 0.625         1.53         (12.43) to 1.69/h/
                          0.6 to 0.625        3.72          (3.47) to (3.41)

Short-Term Bond            0 to 0.625         4.10         3.25/h/ to 5.28/h/
                          0.05 to 0.625       5.62        (11.57) to 32.90/e/

Small Cap Equity            0 to 0.6          0.20        (26.90) to (8.25)/h/
                          0.05 to 0.625       0.09         (4.40) to 3.00/e/

International              0 to 0.625         0.73      (18.24)/h/ to (12.78)/h/
 Opportunities
                          0.05 to 0.625       1.07         (21.41) to 5.20/e/

Equity Index               0 to 0.625         1.39        (20.23) to (8.95)/h/
                          0.05 to 0.625       1.52        (12.54) to 58.20/e/

Global Bond                0 to 0.625         4.94         16.54 to 19.20/h/
                          0.05 to 0.625       4.57         (2.07) to 27.30/e/

Emerging Markets            0 to 0.6          0.26        (16.13)/h/ to (5.75)
 Equity
                          0.05 to 0.625       0.31        (26.20) to (4.07)/e/

                     John Hancock Variable Life Account UV

5. Unit Values (continued)


                                                                                  For the years and periods ended
                                           At December 31,                                 December 31,
                                  ---------------------------------  ---------------------------------------------------------
                                                Unit                     Expenses       Investment              Total
                                  Units       Fair Value     Assets       Ratio*          Income              Return***
       Subaccount                 (000s)  Lowest to Highest  (000s)  Lowest to Highest    Ratio**         Lowest to Highest
-------------------------         ------  -----------------  ------  -----------------  -----------  -------------------------
Bond Index                 2002    468    $13.34 to $13.73   $6,298    0% to 0.625%        5.27%          8.46% to 9.40/h/%
                           2001    436     12.30 to 12.58     5,365    0.6 to 0.625        6.46             6.86 to 7.22

Small/Mid Cap Core         2002     76      9.64 to 9.93        714     0 to 0.625         0.54         (18.67)/h/ to (13.66)
                           2001     45     11.19 to 11.44       505    0.6 to 0.625        0.71            (0.36) to 0.09

High Yield Bond            2002    126      8.62 to 8.87      1,089     0 to 0.625         9.67          (8.27)/h/ to (4.57)
                           2001    108      9.08 to 9.29        980    0.05 to 0.625      10.50           (8.00) to 1.68/e/

Turner Core Growth         2002     15     12.71 to 13.38       192      0 to 0.6          0.18          (24.24) to (23.76)
                           2001     21     16.67 to 19.69       362    0.05 to 0.625       0.14          (24.04) to 66.70/e/

Brandes International
 Equity                    2002     75     13.10 to 13.88       995    0.05 to 0.625       1.26          (14.27) to (13.79)
                           2001     71     15.28 to 16.10     1,128    0.05 to 0.625       1.55          (13.33) to 61.00/e/

Frontier Capital
 Appreciation              2002     27     16.97 to 18.34       449   0.575 to 0.625      --/c/          (23.72) to (23.65)
                           2001     21     19.76 to 24.69       460    0.05 to 0.625      --/c/          (2.09) to 97.60/e/

Clifton Enhanced U.S.
 Equity                    2002      4     7.88 and 10.61        35    0.05 and 0.6        4.07          (23.12) and (22.67)
                           2001      3     10.25 to 13.83        28         0.6            6.20                (13.50)

Large Cap Aggressive
 Growth                    2002      9          5.93             51      0 and 0.6        --/c/       (18.66)/h/ and (17.75)/h/
                           2001    --/a/    6.71 to 8.33          2        0.625          --/c/                (15.34)

Fundamental Growth         2002     13          7.32             88      0 and 0.6        --/c/       (26.51)/h/ and (21.04)/h/
                           2001      2      6.12 to 10.16        11        0.625          --/c/                (32.72)

AIM V.I. Premier Equity    2002      4      5.25 to 21.43        37      0 to 0.6          0.65         (28.38) to (10.78)/h/
                           2001      2      7.13 to 29.72        12   0.525 to 0.625       0.19          (13.17) to (12.95)

Fidelity VIP Growth        2002     28      5.28 to 51.31       191     0 to 0.625         0.00         (28.26) to (21.47)/h/
                           2001    --/a/    7.12 to 71.07         1        0.625          --/c/                (18.22)

                     John Hancock Variable Life Account UV

5. Unit Values (continued)


                                                                                     For the years and periods ended
                                               At December 31,                                 December 31,
                                      ---------------------------------  --------------------------------------------------------
                                                    Unit                     Expenses       Investment             Total
                                      Units       Fair Value     Assets       Ratio*          Income             Return***
         Subaccount                   (000s)  Lowest to Highest  (000s)  Lowest to Highest    Ratio**        Lowest to Highest
-----------------------------         ------  -----------------  ------  -----------------  -----------  ------------------------
Fidelity VIP II Contrafund
                               2002      7     $7.62 to $25.59   $   82    0% to 0.625%        0.21%     (10.24)/h/% to (7.58)/h/%
                               2001      1      8.26 to 27.72        12   0.575 to 0.625       0.43          (13.06) to (12.86)

MFS New Discovery Series
                               2002      3      6.55 to 11.49        17      0 to 0.6          --/c/       (30.69) to (26.30)/h/
                               2001     11      9.12 to 16.49       107   0.575 to 0.625       5.14           (5.69) to (5.59)

V.A. Strategic Income          2002      2     11.05 to 14.85        24     0 to 0.625         6.60          4.14/h/ to 7.30/h/
                               2001    --/a/   10.33 to 13.79     --/b/        0.625           3.11/d/            3.30/f/

Health Sciences Fund           2002      2      7.92 to 8.01         17     0 to 0.625         0.55        (18.94) to (16.91)/h/
                               2001    --/a/    9.77 to 9.81          3        0.625             --              (2.30)/f/

Fundamental Value              2002    328      7.95 to 13.91     3,681     0 to 0.625         1.27        (16.65)/h/ to (14.95)
                               2001    322      9.40 to 16.44     4,393    0.05 to 0.625       0.30/d/       (6.00) to 64.40/f/

Small Cap Value                2002     23      9.93 to 16.06       265      0 to 0.6          0.90         (13.93)/h/ to (4.48)
                               2001      3     10.44 to 16.79        31    0.05 to 0.625       0.97/d/        4.40 to 4.80/f/

AIM V.I. Growth Series I
                               2002      1          14.86            11      0 and 0.6         --/c/       (26.76) and (25.85)/h/
                               2001    --/a/    8.44 to 20.77         2        0.625           0.34/d/           (15.60)/f/

MFS Research Series IC         2002    --/a/        14.49             4      0 and 0.6         0.20      (22.47)/h/ and (21.21)/h/
                               2001    --/a/    8.61 to 18.67         2        0.625           --/c/             (14.10)/f/

Templeton International        2002      6      6.72 and 6.73        40   0.625 and 0.575      0.32         (17.75) and 1.20/h/
                               2001    --/a/    8.17 to 8.19          2         0.6            --/c/             (18.30)/f/

V.A. Financial Industries
                               2002      1          13.00            11      0 and 0.6         3.90/g/   (18.14)/h/ and (17.36)/h/

V.A. Relative Value            2002    --/a/        10.51             5          0             0.76/g/           (30.99)/h/

                     John Hancock Variable Life Account UV

5. Unit Values (continued)


                                                                                For the years and periods ended
                                        At December 31,                                  December 31,
                               ---------------------------------  -----------------------------------------------------------
                                             Unit                     Expenses       Investment               Total
                               Units       Fair Value     Assets       Ratio*          Income               Return***
      Subaccount               (000s)  Lowest to Highest  (000s)  Lowest to Highest    Ratio**          Lowest to Highest
-----------------------        ------  -----------------  ------  -----------------  -----------  ---------------------------
Large Cap Value CORE
                         2002    12          $8.73         $104      0% and 0.6%       1.81/g/%    (18.03)/h/% and (16.54)/h/%

AIM V.I. Capital
 Development
 Series II               2002    --/a/       7.69           --/b/        0.6           --/c/                 2.95/h/

CSI Equity               2002     9          10.17           89          0.6           --/c/                (9.36)/h/

Fidelity VIP II
 Overseas                2002     1          19.65           13          0.6           --/c/                 4.35/h/

MFS Investors Growth
 Stock Series            2002     2          7.45            17       0 and 0.6        --/c/        (24.06)/h/ and (23.27)/h/

Janus Aspen Global
 Technology              2002     1          2.58             3       0 and 0.6        --/c/        (29.32)/h/ and (18.87)/h/

Janus Aspen Worldwide
 Growth                  2002    12      4.82 to 4.90        55      0 to 0.625        0.64/g/        (24.69) to (14.49)/h/



* These ratios represent the annualized contract expenses of the variable account, consisting of mortality and expense charges, for each period indicated, divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded. For year or period ended December 31,2001, range shown did not reflect policies for which no mortality and expense risk is changed.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the Subaccounts invest.

                     John Hancock Variable Life Account UV

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first premium transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

a Total accumulation units not greater than 500 units.

b  Assets not greater than $500.

c  Portfolio distributed no dividends from investment income during the period.

d From May 1, 2001 (commencement of operations). Investment Income Ratio is annualized.

e From July 20, 2001 (inception of investment option). $10 initial offering price.

f From May 1, 2001 (inception of investment option). $10 initial offering price.

g From commencement of Subaccount operations as follows (Investment Income Ratio is annualized):

Subaccount                                  2002         2001          2000
----------                                  ----         ----          ----
Large Cap Aggressive Growth                                          April 4
Fundamental Growth                                                   April 4
AIM V.I. Premier Equity                                              April 4
Fidelity VIP Growth                                                  April 4
Fidelity VIP II Contrafund                                           April 4
MFS New Discovery Series                                             April 4
V.A. Strategic Income                                    May 1
Health Sciences Fund                                     May 1
Fundamental Value                                        May 1
Small Cap Value                                          May 1
AIM V.I. Growth Series I                                 May 1
MFS Research Series IC                                   May 1
Templeton International                                  May 1
V.A. Financial Industries                 March 27
V.A Relative Value                         March 1
Large Cap Value CORE                      March 27
AIM V.I. Capital Development Series II     July 25
CSI Equity                               November 22
Fidelity VIP II Overseas                   July 18
MFS Investors Growth Stock Series         March 11
Janus Aspen Global Technology             April 12
Janus Aspen Worldwide Growth               April 2

                     John Hancock Variable Life Account UV

5. Unit Values (continued)

h From commencement of product operations as follows (For year or period ended before December 31, 2001, total return was calculated using a beginning accumulation unit value of $10. This value represented the accumulation unit value at the inception of the investment option):


Subaccount                                                   2002
----------                                                   ----
Large Cap Growth                                         February 26
International Equity Index                                 March 28
Small Cap Growth                                         February 26
Global Balanced                                            June 24
Multi Cap Growth                                         February 26
Large Cap Value                                            March 5
Small/Mid Cap Growth                                       March 28
Real Estate Equity                                         March 28
Growth & Income                                            June 14
Managed                                                    July 17
Short Term Bond                                     June 14 and  March 13,
                                                         respectively
Small Cap Equity                                           July 11
International Opportunities                     March 28 and 26, respectively
Equity Index                                               June 14
Global Bond                                                March 28
Emerging Markets Equity                                    March 28
Bond Index                                                 March 28
Small/Mid Cap Core                                         March 28
High Yield Bond                                             May 9
Large Cap Aggessive Growth                           March 28 and May 28,
                                                         respectively
Fundamental Growth                                   March 21 and May 28,
                                                         respectively
AIM V.I. Premier Equity                                    June 14
Fidelity VIP Growth                                        April 30
Fidelity VIP II Contrafund                          March 28 and June 14,
                                                         respectively
MFS New Discovery Series                                   April 5
V.A. Strategic Income                              October 7 and March 26,
                                                         respectively
Health Sciences Fund                                       March 28
Fundamental Value                                          March 15
Small Cap Value                                            March 28
AIM V.I. Growth Series I                                   March 28
MFS Research Series IC                              March 28 and April 5,
                                                         respectively
Templeton International                                  November 15
V.A. Financial Industries                           March 27 and April 2,
                                                         respectively
V.A Relative Value                                         March 28
Large Cap Value CORE                           March 28 and May 1, respectively
AIM V.I. Capital Development Series II                     July 25
CSI Equity                                               November 22
Fidelity VIP II Overseas                                  October 1
MFS Investors Growth Stock Series               March 15 and 28, respectively
Janus Aspen Global Technology                       April 12 and June 18,
                                                         respectively
Janus Aspen Worldwide Growth                               June 17

  In addition to this SAI, John Hancock has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your John Hancock representative. The prospectus may also be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                         JOHN HANCOCK SERVICING OFFICE
                         -----------------------------

     Express Delivery              Mail Delivery
     ----------------              -------------
   529 Main Street (X-4)            P.O. Box 111
   Charlestown, MA 02129          Boston, MA 02117

          Phone:                        Fax:
          ------                        ----
      1-800-732-5543               1-617-886-3048














  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-7766

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                           --------------------------


 This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for variable life insurance policies that were issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company on or before May 1, 2003. The prospectuses involved bear the title "Majestic Variable COLI", "Majestic Variable Estate Protection", "Majestic Variable Estate Protection 98", "Majestic Variable Universal Life", "Majestic Variable Universal Life 98", "Medallion Variable Universal Life Plus", "Medallion Variable Universal Life Edge", "Medallion Executive Variable Life", "Medallion Executive Variable Life II", "Medallion Executive Variable Life III", "Variable Estate Protection", "Variable Estate Protection Plus" "Variable Estate Protection Edge", or "Variable Master Plan Plus." We refer to these prospectuses as the "Product Prospectuses."

                            --------------------------


   THIS SUPPLEMENT IS ACCOMPANIED WITH PROSPECTUSES DATED MAY 1, 2003 FOR THE
     FIDELITY VIP GROWTH AND MFS NEW DISCOVERY FUNDS. BE SURE TO READ THESE PROSPECTUSES BEFORE SELECTING THE CORRESPONDING VARIABLE INVESTMENT OPTIONS.

                           --------------------------





                       AMENDMENTS TO PRODUCT PROSPECTUSES

 1. The table on the cover page of each Product Prospectus is amended to include the following two additional variable investment options:

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:             UNDERLYING FUNDMANAGED BY:
 ---------------------------             --------------------------
 Equity Options:
  Fidelity VIP Growth                    Fidelity Management & Research Company
  MFS New Discovery                      MFS Investment Management(R)
--------------------------------------------------------------------------------

  We may modify or delete either of these additional variable investment options in the future.

  2. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL FUND                   TOTAL FUND
                                                     DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                        INVESTMENT        AND           EXPENSES         EXPENSES                    EXPENSES
                                        MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
                    FUND NAME               FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ VARIABLE INSURANCE TRUST -
 INITIAL CLASS SHARES
 (NOTE 2A):
--------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ New Discovery                    0.90%           N/A             0.15%           1.05%          0.00%         1.05%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS:
--------------------------------------------------------------------------------------------------------------------------------
Fidelity/(R)/ VIP Growth                  0.58%          0.10%            0.09%           0.77%          0.00%         0.77%
--------------------------------------------------------------------------------------------------------------------------------

     (2A) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 1.04% for MFS New Discovery.

3. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select the MFS/(R)/ New Discovery variable investment option, the assets of the subaccount are invested in the corresponding investment option of the MFS(R) Variable Insurance Trust. When you select the Fidelity(R) VIP Growth variable investment option, the assets of the subaccount are invested in the corresponding investment option of the Variable Insurance Products Fund. In this prospectus, the term 'Series Fund' includes the MFS(R) Variable Insurance Trust and the Variable Insurance Products Fund, and the term 'funds' includes the MFS(R) New Discovery and the Fidelity(R) VIP Growth funds."

PROD SUP-1 (5/03)

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                           --------------------------


  This Supplement is intended to be distributed with certain prospectuses dated May 1, 2002 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Life", "Medallion Variable Universal Life Plus", "Medallion Variable Universal Life Edge", "Medallion Executive Variable Life", "Medallion Executive Variable Life III", "Variable Estate Protection", "Variable Estate Protection Plus", "Variable Estate Protection Edge", "Flex-V1" or "Flex-V2". We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.

                           --------------------------


THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2003 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE INVESTMENT OPTIONS.

                           --------------------------


                       AMENDMENTS TO PRODUCT PROSPECTUSES

 1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:            UNDERLYING FUNDMANAGED BY:
 ---------------------------            --------------------------
 EQUITY OPTIONS:
  Brandes International Equity .......  Brandes Investment Partners, L.P.
  Business Opportunity Value .........  Iridian Asset Management LLC
  Frontier Capital Appreciation ......  Frontier Capital Management Company, LLC
  Turner Core Growth .................  Turner Investment Partners, Inc.
--------------------------------------------------------------------------------

2. With respect to the Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Executive Variable Life, Medallion Executive Variable Life III, Variable Estate Protection, Variable Estate Protection Plus, and Variable

Estate Protection Edge Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 4):
--------------------------------------------------------------------------------------------------------------------------
Brandes International Equity     0.73%           N/A               0.24%         0.97%          0.00%           0.97%
--------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value       0.65%           N/A              %              1.90%          1.00%           0.90%
--------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation    0.90%           N/A               0.23%         1.13%          0.00%           1.13%
--------------------------------------------------------------------------------------------------------------------------
Turner Core Growth               0.45%           N/A               0.30%         0.75%          0.00%           0.75%
--------------------------------------------------------------------------------------------------------------------------

     (4) For the period from May 1, 2003 to April 30, 2004, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2002. Future fees and expenses may be different.

3. With respect to the Medallion Variable Life, Flex-V1 and Flex-V2 Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 2):
--------------------------------------------------------------------------------------------------------------------------
Brandes International Equity    0.73%           N/A               0.24%         0.97%           0.00%            0.97%
--------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value      0.65%           N/A              %              1.90%           1.00%            0.90%
--------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation   0.90%           N/A               0.23%         1.13%           0.00%            1.13%
--------------------------------------------------------------------------------------------------------------------------
Turner Core Growth. . . . . . . 0.45%           N/A               0.30%         0.75%           0.00%            0.75%
--------------------------------------------------------------------------------------------------------------------------

     (2) For the period from May 1, 2003 to April 30, 2004, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2002. Future fees and expenses may be different.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Fund" or "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select one or more of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation or Business Opportunity Value variable investment options, the assets of the subaccount(s) are invested in the corresponding investment option(s) of the M Fund, Inc. In this prospectus, the term 'Series Fund' includes M Fund, Inc., and the term 'funds' includes the investment options of M Fund, Inc."

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                           --------------------------


  This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," or "Medallion Executive Variable Life III." We refer to these prospectuses as the "Product Prospectuses."

  This Supplement will be used only with policies sold through the Product Prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

                           --------------------------


THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2003 FOR THE AYCO SERIES TRUST THAT CONTAINS DETAILED INFORMATION ABOUT THE AYCO GROWTH FUND. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING THE ADDITIONAL VARIABLE INVESTMENT OPTION DESCRIBED IN THIS SUPPLEMENT.

                           --------------------------


                       AMENDMENTS TO PRODUCT PROSPECTUSES

1. The table on the cover page of each Product Prospectus is amended to include the following additional variable investment options:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION:                UNDERLYING FUNDMANAGED BY:
---------------------------                --------------------------
Equity Options:
  Ayco Growth                               The AYCO Company, L.P.
--------------------------------------------------------------------------------

    2. The following table replaces the fourth table in the "FEE TABLES" section of each Product Prospectus that describes the range of Fund expenses that you will pay:

-------------------------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING            MINIMUM               MAXIMUM
             EXPENSES
-------------------------------------------------------------------------------
RANGE OF EXPENSES WITHOUT TAKING           0.23%                3.67%
ACCOUNT OF CERTAIN REIMBURSEMENT
ARRANGEMENTS
-------------------------------------------------------------------------------
RANGE OF EXPENSES AFTER TAKING             0.23%                1.60%*
ACCOUNT OF CERTAIN REIMBURSEMENT
ARRANGEMENTS
-------------------------------------------------------------------------------

* The Ayco Company, L.P. has contractually agreed, through December 31, 2003, to waive or limit its fees and to reimburse other expenses so that the total operating expenses of the Ayco Growth Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any) and extraordinary expenses) would not exceed 1.00%. Amounts waived or reimbursed in a particular fiscal year may be repaid to the Ayco Company, L.P. from time to time through the next three fiscal years to the extent that repayment will not cause the Fund's total operating expense ratio to exceed 1.00% of the Fund's average daily net assets. See the prospectuses for the Series Funds for information on other reimbursement or waiver arrangements affecting the funds.

3. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                 TOTAL FUND                    TOTAL FUND
                                               DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                  INVESTMENT        AND           EXPENSES         EXPENSES                     EXPENSES
                                  MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE         WITH
          FUND NAME                  FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
AYCO SERIES TRUST (NOTE 5):
---------------------------------------------------------------------------------------------------------------------------
Ayco Growth                         0.80%           N/A             2.87%           3.67%          2.67%          1.00%
---------------------------------------------------------------------------------------------------------------------------

    (5) The Ayco Company, L.P. has contractually agreed, through December 31, 2003, to waive or limit its fees and to reimburse other expenses so that the total operating expenses of the Ayco Growth Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any) and extraordinary expenses) would not exceed 1.00%. Amounts waived or reimbursed in a particular fiscal year may be repaid to the Ayco Company, L.P. from time to time through the next three fiscal years to the extent that repayment will not cause the Fund's total operating expense ratio to exceed 1.00% of the Fund's average daily net assets.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select the Ayco Growth variable investment option, the assets of the subaccount is invested in the corresponding investment option of the AYCO Series Trust. In this prospectus, the term 'Series Fund' includes AYCO Series Trust, and the term 'funds' includes the Ayco Growth Fund."

AYCO Prod Supp (5/03)

                          SUPPLEMENT DATED MAY 1, 2003


                                       TO


                         PROSPECTUSES DATED MAY 1, 2003


                           __________________________


     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Variable Estate Protection Plus" or "Variable Estate Protection Edge." We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

                           __________________________

   THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2003 FOR THE WORLD INSURANCE TRUST THAT CONTAINS DETAILED INFORMATION ABOUT THE CSI EQUITY FUND. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING THE ADDITIONAL VARIABLE
                INVESTMENT OPTION DESCRIBED IN THIS SUPPLEMENT.

                           __________________________

                        AMENDMENTS TO PRODUCT PROSPECTUSES

 1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

----------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:          UNDERLYING FUNDMANAGED BY:
 ---------------------------          --------------------------
 Equity Options:
  CSI Equity                          CSI Capital Management, Inc.
----------------------------------------------------------------------

2. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                 TOTAL FUND                   TOTAL FUND
                                              DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                 INVESTMENT        AND           EXPENSES         EXPENSES                     EXPENSES
                                 MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE         WITH
        FUND NAME                   FEE           FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
THE WORLD INSURANCE TRUST
(NOTE 6):
------------------------------------------------------------------------------------------------------------------------------------
CSI Equity. . . . . . . . .        1.00%           N/A             0.46%           1.46%          0.21%           1.25
------------------------------------------------------------------------------------------------------------------------------------


6) Because the CSI Equity Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year. CSI Capital Management, Inc., and Commonwealth Shareholder Services, Inc. ("collectively, the "Service Providers"), have entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, the Service Providers have agreed to waive or limit their fees and to assume other expenses so that the ratio of total operating expenses of the Fund is limited to 1.25% through December 31, 2003.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

     "When you select the CSI Equity variable investment option, the assets of the subaccount are invested in the corresponding investment option of The World Insurance Trust. In this prospectus, the term 'Series Fund' includes The World Insurance Trust, and the term 'funds' includes the corresponding investment options of The World Insurance Trust."

CSI Prod Supp (5/03)

                            Part C: Other Information

Item 27. Exhibits

(a) John Hancock Board Resolution establishing the separate account is incorporated by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement of File No. 33-63842, filed on March 6, 1996.

(b)  Not applicable.

(c)  (i)    Form of Distribution and Servicing Agreement by and among Signator
            Investors, Inc. (previously known as "John Hancock Distributors,
            Inc."), John Hancock Life Insurance (previously known as "John
            Hancock Mutual Life Insurance Company"), and John Hancock Variable
            Life Insurance Company, incorporated by reference from Pre-Effective
            Amendment No. 2 to Form S-6 Registration Statement of John Hancock
            Variable Life Account S (File No. 333-15075) filed April 18, 1997.

     (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

     (iii)  Schedule of sales commissions included in Exhibit 27(c)(i) above.

(d) Form of flexible premium variable life insurance policy, incorporated by reference from the initial registration statement to this File, File No. 333-70734, filed on October 2, 2001.

(e) Forms of application for Policy, incorporated by reference to the initial registration statement to this File, File No. 333-73082, filed on October 2, 2001.

(f)  (i)    John Hancock's Restated Articles of Organization are incorporated by reference from Post-Effective Amendment No. 10 to the Registration
            Statement of File No. 333-76662, filed on March 7, 2001.

     (ii) John Hancock's Articles of Amendment are incorporated by reference from Pre-Effective Amendment No.1 to File No. 333-91448, filed on September 23, 2002.

     (iii) John Hancock's Amended And Restated By-Laws are incorporated by reference from the Annual Report filed on Form 10-K, File No. 333-45862, filed March 27, 2002.

(g)  Not applicable.

(h)  (i)    Participation Agreement Among Variable Insurance Products Fund II,
            Fidelity Distributors Corporation and John Hancock Life Insurance
            Company (formerly known as "John Hancock Mutual Life Insurance
            Company"), is incorporated by reference from Post-Effective
            Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"),and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

     (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

     (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

(i)     Not applicable.

(j) Power of attorney for David F. D'Alessandro, Foster L. Aborn, Wayne A. Budd, John M. Connors, Jr., John De Ciccio, Richard B. DeWolfe, Robert
        E. Fast, Michael C. Hawley, Edward H. Linde, Judith A. McHale, R. Robert Popeo, Richard F. Syron and Robert J. Tarr are incorporated by reference to the initial registration statement of File No. 333-67744, filed on August 16, 2001. Power of attorney for Thomas P. Glynn, incorporated by reference to the initial registration statement to file No. 333-70734, filed on October 2, 2001. Power of attorney for Robert J. Davis, incorporated by reference to Post-Effective Amendment No. 5 to File No. 333-84783, filed on February 13, 2003.

(k) Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 to this File, File No. 333-73082, filed on February 13, 2002.

(l)     Not applicable.

(m)     Not applicable.

(n) Opinions of Counsel as to the eligibility of this post-effective amendment Pursuant to Rule 485(b), filed herewith.

(n)(1)  Consent of Independent Auditors, filed herewith.

(o)     Not applicable.

(p)     Not applicable.

(q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
David F. D'Alessandro

SENIOR EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
Thomas E. Moloney

EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
Wayne A. Budd

VICE PRESIDENT AND CORPORATE SECRETARY
James E. Collins

POLICY COMMITTEE
David F. D'Alessandro
Michael A. Bell, Senior Executive Vice President
James M. Benson, Senior Executive Vice President
Wayne A. Budd
Derek Chilvers, Executive Vice President
John M. DeCiccio, Executive Vice President and Chief Investment Officer Maureen R. Ford, Executive Vice President
Deborah H. McAneny, Executive Vice President
Thomas E. Moloney
Robert F. Walters, Executive Vice President and Chief Information Officer

BOARD OF DIRECTORS
David F. D'Alessandro                       Chairman
Foster L. Aborn
Wayne A. Budd
John M. Connors, Jr.
Robert J. Davis
John M. DeCiccio
Richard B. DeWolfe
Robert E. Fast
Thomas P. Glynn
Michael C. Hawley
Edward H. Linde
Judith A. McHale
R. Robert Popeo
Richard F. Syron
Robert J. Tarr, Jr.

SENIOR VICE PRESIDENTS
Joanne P. Acford
William J. Ball                             and Deputy General Counsel
Earl W. Baucom                              and Controller
Stephen P. Burgay
Jonathan Chiel                              and Deputy General Counsel
Kathleen F. Driscoll
John T. Farady
Jeremiah R. Healey
Bruce M. Jones
Jeanne M. Livermore
Barbara L. Luddy
John Mastromarino                           and Chief Risk Officer
Ronald J. McHugh                            and Treasurer
James M. Morris II
Roger G. Nastou
Daniel L. Ouellette
A. Page Palmer
Joseph P. Paster
Jean Peters
Robert R. Reitano                           and Chief Investment Strategist
Donald B. Robitaille                        and Corporate Auditor
Diana L. Scott                              and Chief Privacy Officer
Barry L. Shemin                             and Corporate Actuary
James A. Shepherdson, III
Michelle G. VanLeer
Robert H. Watts
Barry E. Welch

VICE PRESIDENTS
Ronald J. Bocage                            and Counsel
Richard A. Boutilier
George H. Braun
William J. Briggs
Brian Burnside
Philip Clarkson                             and Counsel
James E. Collins                            and Corporate Secretary
Paul M. Crowley
Jude A. Curtis                              and Counsel
Mark W. Davis
Willma Davis
Michael Dommeruth
Todd Engelsen
Michael M. Epstein                          and Counsel
Carol Nicholson Fulp
Mary K. Gallagher
Richard W. Hadley
Linda Honour
Robert P. Horne
Stephen F. Kelley
James G. Marchetti                          and Counsel
C. Bruce Metzler
Karen V. Morton-Grooms                      and Counsel
Kenneth V. Nordstrom
William L. Oakley
Thomas O'Dore                               and Chief Financial Officer
Alpha A. Patel
Deborah A. Poppel
Mark Riley
James R. Savage
Alan R. Seghezzi                            and Counsel
Klaus O. Shigley
Margaret M. Stapleton
Paul J. Strong
Michael H. Studley                          and Counsel
Brooks E. Tingle

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock, operated as a unit investment trust. Registrant supports benefits payable under John Hancock's variable life insurance contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I and John Hancock Declaration Trust, (the "Trusts"), both of which are "series" types of mutual funds registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trusts' outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant

A list of persons controlled by or under common control with the Depositor is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 26, 2002.

Item 30. Indemnification

Pursuant to Article 8 of John Hancock's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

(b)  OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC.

         NAME                       TITLE
         ----                       -----
         James M. Morris, II        Chairman, CEO and Director
         Wendy A. Benson            President, COO and Director
         Robert H. Watts            Executive Vice President Director
         Katherine P. Klingler      Vice President
         Richard A. Brown           Treasurer
         John A. Morin              Secretary/Clerk
         Daniel L. Ouellette        Director
         Ronald J. McHugh           Director
         Wayne A. Budd              Director
         Jeremiah R. Healey, Jr.    Director
         Kendall P. Morgan          Director

-----------
All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

(c)  (1) Signator Investors, Inc.

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to item 31.(c)(2-5).

Item 32. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock (at the same address), in its capacity as Registrant's depositor, and JHVLICO (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

John Hancock Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registration certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 30th day of April, 2003.

                          On behalf of the Registrant
                     John Hancock Variable Life Account UV
                                  (Registrant)

                    By: John Hancock Life Insurance Company

                         By: /s/ David F. D'Alessandro
                             -------------------------
                             David F. D'Alessandro
                     President and Chief Ececutive Officer



                      John Hancock Life Insurance Company
                                  (Depositor)

                         By: /s/ David F. D'Alessandro
                             -------------------------
                             David F. D'Alessandro
                     President and Chief Ececutive Officer



Attest: /s/ Ronald J. Bocage
       ---------------------
Ronald J. Bocage
Vice President and Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Life Insurance Company and on the dates indicated.

/s/ THOMAS E. MOLONEY                                     April 30, 2003
------------------------------------
Thomas E. Moloney
Senior Executive Vice President and
Chief Financial Officer
(Principal Financial Officer and
Acting Principal Accounting Officer)


/s/ DAVID F. D'ALESSANDRO                                 April 30, 2003
------------------------------------
David F. D'Alessandro
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Signing for himself and as Attorney-In-Fact for:

Foster L. Aborn            Director
Wayne A. Budd              Director
John M. Connors, Jr.       Director
Robert J. Davis            Director
John M. DeCiccio           Director
Richard B. DeWolfe         Director
Robert E. Fast             Director
Thomas P. Glynn            Director
Michael C. Hawley          Director
Edward H. Linde            Director
Judith A. McHale           Director
R. Robert Popeo            Director
Richard F. Syron           Director
Robert J. Tarr, Jr.        Director